UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2025

WK Kellogg Co

(Exact name of registrant as specified in its charter)

Delaware	001-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square, P.O. Box 3599 Battle Creek, Michigan	49016-3599
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (269) 401-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On July 10, 2025, WK Kellogg Co, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ferrero International S.A., a Luxembourg public limited company (“Parent”), and Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent (the “Merger”).

The Board of Directors of the Company (the “Company Board”) has unanimously declared it advisable to enter into the Merger Agreement and consummate the transactions contemplated therein, approved the execution and delivery of the Merger Agreement by the Company, and resolved to recommend that the Company’s shareowners approve the adoption of the Merger Agreement.

Effect on Capital Stock

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) that is issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that are held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law) will be automatically cancelled, extinguished and converted into the right to receive $23.00 per share in cash without interest thereon (the “Per Share Price”) and (ii) each share of Company Common Stock that is held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, in each case, as of the Effective Time, will be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor.

Treatment of Company Equity Awards

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (1) each restricted stock unit of the Company (each, a “Company RSU”), including all dividend equivalents accrued or credited with respect to such Company RSU, that is outstanding and vested (but not yet settled) as of immediately prior to the Effective Time, will be automatically cancelled and converted into the right of the holder to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to (a) the Per Share Price multiplied by (b) the total number of shares of Company Common Stock subject to such Company RSU; (2) each Company RSU, including all dividend equivalents accrued or credited with respect to such Company RSU that is outstanding and unvested (each, an “Unvested Company RSU”) as of immediately prior to the Effective Time, will be automatically cancelled and converted into the contingent right of the holder to receive an amount in cash (without interest and subject to applicable withholding taxes) (the “Converted RSU Cash Award”) equal to (a) the Per Share Price multiplied by (b) the total number of shares of Company Common Stock subject to such Unvested Company RSU; (3) each performance-based restricted stock unit of the Company (each, a “Company PSU”), including all dividend equivalents accrued or credited with respect to such Company PSU, that is outstanding and unvested as of immediately prior to the Effective Time, will be automatically cancelled and converted into the contingent right of the holder to receive an amount in cash (without interest and subject to applicable withholding taxes) (the “Converted PSU Cash Award”) equal to (a) the Per Share Price multiplied by (b) such number of shares of Company Common Stock issuable pursuant to such Company PSUs determined assuming achievement at one-hundred and forty percent (140%) of target performance; and (4) each deferred share of the Company Common Stock, whether vested or unvested (each, a “Company DSU”), including all dividend equivalents accrued or credited with respect to such Company DSU, that is outstanding as of immediately prior to the Effective Time will be automatically cancelled and converted into the right of the holder to receive at the time specified under their applicable terms and in accordance with Section 409A of the Internal Revenue Code of 1986, an amount in cash (without interest and subject to applicable withholding taxes) equal to (a) the Per Share Price multiplied by (b) such number of shares of Company Common Stock underlying such Company DSU.

All Converted RSU Cash Awards and Converted PSU Cash Awards will be paid on the applicable vesting date(s) or at the end of the applicable performance period, as applicable, that applied to the corresponding Company RSU and Company PSUs, subject to the holder’s continued employment or service through such date or, if earlier, upon a qualifying termination of employment.

Representations and Warranties and Covenants

The Company, Parent and Merger Sub each have made customary representations, warranties and covenants in the Merger Agreement. Among other things, (i) the Company has agreed, subject to certain exceptions, to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business, to preserve intact in all material respects its material assets and significant commercial relationships with third parties, and to make capital expenditures in accordance with the Company’s capital expenditure budget, from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, and not to take certain actions prior to the Effective Time without the prior written approval of Parent (not to be unreasonably withheld, conditioned or delayed) and (ii) from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, the Company has agreed not to solicit or engage in discussions or negotiations regarding any alternative business combination transaction.

Closing Conditions

The closing of the Merger (the “Closing”) is conditioned on certain conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock at a meeting of the Company shareowners (the “Requisite Shareowner Approval”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act, (iii) receipt of certain other approvals and clearances by government authorities, (iv) the receipt of certain tax-related opinions and waivers and (v) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the transactions contemplated by the Merger Agreement and the absence of any Company Material Adverse Effect (as defined in the Merger Agreement). Subject to certain limitations as set forth in the Merger Agreement, each of the Company, Parent and Merger Sub has agreed to use their respective reasonable best efforts to obtain all required regulatory approvals. The Closing is not conditioned upon Parent’s ability to obtain financing.

Termination Rights

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) if the Merger is not consummated by 11:59 p.m., New York City time on January 10, 2026 (subject to an automatic extension until July 10, 2026, under certain circumstances for the purpose of obtaining certain regulatory approvals, in either case, the “Termination Date”), (ii) if the Requisite Shareowner Approval is not obtained at a meeting of the Company shareowners, (iii) if the other party breaches its representations, warranties or covenants in a manner that would cause the conditions to the Closing set forth in the Merger Agreement to not be satisfied and fails to cure such breach, or (iv) if any judgment, law or order prohibiting the Merger has become final and non-appealable. In addition, (x) subject to compliance with certain terms of the Merger Agreement, the Merger Agreement may be terminated by the Company (prior to obtaining the Requisite Shareowner Approval) in order to enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement) and (y) subject to compliance with certain terms of the Merger Agreement, the Merger Agreement may be terminated by Parent (prior to obtaining the Requisite Shareowner Approval) if the Company Board changes its recommendation to the Company shareowners to vote to adopt the Merger Agreement.

Termination Fees

The Company will be required to pay Parent a termination fee in an amount equal to $73,543,400, (i) if the Merger Agreement is terminated due to the Company accepting a Superior Proposal, (ii) if the Merger Agreement is terminated due to the Company Board changing its recommendation to the Company’s shareowners to vote to adopt the Merger Agreement or (iii) if the Merger Agreement is terminated (A) (x) due to a failure to obtain the Requisite Shareowner Approval at a meeting of Company’s shareowners, (y) due to an uncured breach of the Company’s representations, warranties and covenants set forth in the Merger Agreement and the Requisite Shareowner Approval has not been obtained at the time of such termination or (z) at the Termination Date and the Requisite Shareowner Approval has not been obtained at the time of such termination, (B) prior to the termination, a third party shall have publicly announced or provided to the Company Board an Acquisition Proposal (as defined in the Merger Agreement), and (C) within 12 months of such termination of the Merger Agreement, the Company enters into a definitive agreement for any alternate acquisition transaction or such transaction is consummated.

Parent will be required to pay the Company a termination fee in an amount equal to $105,062,000, (i) if the Merger Agreement is terminated due to the Merger not being consummated by the Termination Date and, if at the Termination Date, any regulatory condition to closing is not satisfied due to a legal prohibition with respect to the Merger arising under antitrust laws or (ii) if the Merger Agreement is terminated as a result of a final and non-appealable legal prohibition with respect to the Merger arising under antitrust laws.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 2.02	Results of Operations and Financial Condition.

On July 10, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. The joint press release includes certain preliminary revenue and Adjusted EBITDA results of the Company for the quarter ended June 28, 2025. A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and the information included in the joint press release under the headings “WK Kellogg Co Announces Preliminary Second Quarter 2025 Net Sales and Adjusted EBITDA Results” and “Non-GAAP Financial Measures” is incorporated by reference into this Item 2.02.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The joint press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Voting Agreement

In connection with the execution of the Merger Agreement, Parent has entered into a voting agreement (each, a “Voting Agreement”) with each of (1) the W.K. Kellogg Foundation Trust, (2) certain trusts and entities, including family partnerships, which Zachary Gund and/or members of his family serve as trustees or manage (the “Gund Entities”) and (3) certain trusts benefiting members of the Gund family (the “Gund Trusts”). Each Voting Agreement provides that the signatories thereto will cause the shares of Company Common Stock held by the respective shareowner(s) named therein to be voted in favor of the adoption of the Merger Agreement and against any alternative business combination transaction. Each Voting Agreement terminates upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) the mutual written consent of the parties thereto, (iii) the receipt of the Requisite Shareowner Approval and (iv) execution of certain amendments to the Merger Agreement that are adverse to the W.K. Kellogg Foundation Trust, the Gund Entities or the Gund Trusts, as applicable. The foregoing description of each Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, which are filed as Exhibits 99.2, 99.3 and 99.4 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the Merger, shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, the Company’s preliminary revenue and Adjusted EBITDA results for the quarter ended June 28, 2025, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the Requisite Shareowner Approval in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to Closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Company Common Stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, include, among others, the risk that preliminary revenue and Adjusted EBITDA estimates for the quarter ended June 28, 2025 may change as a result of management’s review of results and other factors, adjustments that may arise in connection with the Company’s quarterly financial close process or its independent registered public accounting firm’s review of the consolidated financial statements for such quarter, and such other factors described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the SEC and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Parent. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 10, 2025 by and among Ferrero International S.A., Frosty Merger Sub, Inc., and WK Kellogg Co.*

99.1	Joint Press Release of WK Kellogg Co and Ferrero International S.A., dated July 10, 2025.

99.2	Voting Agreement, dated as of July 10, 2025, by and among W.K. Kellogg Foundation Trust and Ferrero International S.A..

99.3	Voting Agreement, dated as of July 10, 2025, by and among the Gund Entities and Ferrero International S.A..

99.4	Voting Agreement, dated as of July 10, 2025, by and among the Gund Trusts and Ferrero International S.A..

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*

Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO

Date: July 10, 2025	By:	/s/ David McKinstray
	Name:	David McKinstray
	Title:	Chief Financial Officer

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

FERRERO INTERNATIONAL S.A.,

FROSTY MERGER SUB, INC.

and

WK KELLOGG CO

Dated as of July 10, 2025

i

3.24	Anti-Corruption Compliance	47
3.25	Food Regulatory Matters	48
3.26	Brokers	49
3.27	Company Information	49
3.28	Government Contract	49
3.29	No Other Representations or Warranties; Acknowledgement of Disclaimer	50

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		50

4.1	Organization; Good Standing	50
4.2	Corporate Power; Enforceability	51
4.3	Non-Contravention	51
4.4	Requisite Governmental Approvals	51
4.5	Legal Proceedings; Orders	52
4.6	Ownership of Company Common Stock	52
4.7	Brokers	52
4.8	Operations of Merger Sub	52
4.9	Sufficiency of Funds	52
4.10	No Parent Vote or Approval Required	53
4.11	Stockholder and Management Arrangements	53
4.12	Solvency	53
4.13	Non-Reliance	54
4.14	Parent and Merger Sub Information	54
4.15	Tax Matters	54
4.16	No Other Representations or Warranties; Acknowledgement of Disclaimer	55

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		55

5.1	Affirmative Obligations	55
5.2	Forbearance Covenants	56
5.3	No Solicitation	60
5.4	No Control of the Other Party’s Business	64

ARTICLE VI ADDITIONAL COVENANTS		65

6.1	Required Action and Forbearance; Efforts	65
6.2	Antitrust and Regulatory Matters	65
6.3	Proxy Statement and Other Required SEC Filings	68
6.4	Company Stockholder Meeting	70
6.5	Waiver Agreement	71
6.6	Financing Cooperation	71
6.7	Anti-Takeover Laws	75
6.8	Access	75
6.9	Section 16(b) Exemption	76
6.10	Directors’ and Officers’ Exculpation, Indemnification and Insurance	77
6.11	Employee Matters	79

ii

6.12	Public Statements and Disclosure	82
6.13	Transaction Litigation	82
6.14	Stock Exchange Delisting; Deregistration	83
6.15	Additional Agreements	83
6.16	Parent Consent	83
6.17	Certain Arrangements	83
6.18	Tax Matters	83
6.19	Notification of Certain Matters	84

ARTICLE VII CONDITIONS TO THE MERGER		84

7.1	Conditions to Each Party’s Obligations to Effect the Merger	84
7.2	Conditions to the Obligations of Parent and Merger Sub to Effect the Merger	84
7.3	Conditions to the Company’s Obligations to Effect the Merger	86

ARTICLE VIII TERMINATION		86

8.1	Termination	86
8.2	Manner and Notice of Termination; Effect of Termination	88
8.3	Fees and Expenses	89

ARTICLE IX GENERAL PROVISIONS		92

9.1	Survival of Representations, Warranties and Covenants	92
9.2	Notices	92
9.3	Amendment, Waiver and Assignment	93
9.4	Confidentiality	94
9.5	Entire Agreement	94
9.6	Third-Party Beneficiaries	94
9.7	Severability	95
9.8	Remedies	95
9.9	Governing Law	96
9.10	Consent to Jurisdiction	97
9.11	WAIVER OF JURY TRIAL	98
9.12	No Recourse	98
9.13	Company Disclosure Letter References	99
9.14	Counterparts	99

EXHIBITS

Exhibit A	Form of Certificate of Incorporation of the Surviving Corporation
Exhibit B	Form of Bylaws of the Surviving Corporation

iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of July 10, 2025, by and among Ferrero International S.A., a Luxembourg public limited company (“Parent”), Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”), and WK Kellogg Co, a Delaware corporation (the “Company”). Each of Parent, Merger Sub and the Company are sometimes referred to herein as a “Party” and, collectively, as the “Parties.” All capitalized terms that are used and defined in this Agreement have the respective meanings given to them in this Agreement.

RECITALS

A. The Company Board has unanimously: (i) determined that it is in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving corporation in the Merger, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth herein; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein; (iii) resolved to recommend that the Company Stockholders adopt this Agreement in accordance with the DGCL; and (iv) directed that the adoption of this Agreement be submitted to the Company Stockholders for consideration at the Company Stockholder Meeting.

B. (i) Each of the board of directors of Parent and the board of directors of Merger Sub has (A) declared it advisable to enter into this Agreement and (B) approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein; and (ii) Parent, in its capacity as the sole stockholder of Merger Sub, will adopt this Agreement by written consent promptly following its execution.

C. Concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of Parent and Merger Sub to enter into this Agreement, each of the W.K. Kellogg Foundation Trust, Gordon Gund and Zachary Gund (and certain family members and other affiliated entities of such Persons that are Company Stockholders) is entering into a voting agreement with Parent (each, a “Voting Agreement”), pursuant to which such Person is agreeing to vote all of the shares of Company Common Stock beneficially and/or of record owned by it in favor of the adoption of this Agreement and the Transactions, including the Merger, at the Company Stockholder Meeting.

D. Parent, Merger Sub and the Company desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Merger and (ii) prescribe certain conditions with respect to the consummation of the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means any confidentiality agreement (i) in effect as of the date hereof or (ii) executed, delivered and effective after the date hereof and, in each case, containing terms that are not in any material respect less favorable to the Company than those contained in the Confidentiality Agreement (including standstill obligations, with the understanding that: (1) no such standstill obligations shall prohibit the Person party to the confidentiality agreement from submitting to the Company a confidential Acquisition Proposal (even if: (I) such Acquisition Proposal would be required by the Company to be publicly disclosed; or (II) such submission would arguably violate other clauses of such standstill, such as a prohibition on attempting to influence the Company) and (2) notwithstanding anything in this Agreement or in any confidentiality agreement with a third party to the contrary, nothing in this Agreement shall limit the Company’s ability to waive any such standstill obligations if the Company Board (or a duly authorized committee thereof) determines in good faith (after consultation with outside legal counsel) that the failure to grant such waiver would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law).

(b) “Acquisition Proposal” means any bona fide offer or proposal (other than an offer or proposal by Parent or Merger Sub) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) involving:

(i) any direct or indirect purchase or other acquisition by any Person or Group, or equityholders of any Person or Group, whether from the Company or any other Person(s), of shares of Company Common Stock representing more than 20% of the Company Common Stock (or voting power of the Company) outstanding after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 20% of the Company Common Stock (or voting power of the Company) outstanding after giving effect to the consummation of such tender or exchange offer;

(ii) any direct or indirect purchase or other acquisition (including by any exclusive license) by any Person or Group, or equityholders of any such Person or Group, of more than 20% of the consolidated assets (including equity securities of the Subsidiaries of the Company), net revenue or net income of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as determined in good faith by the Company Board);

(iii) any direct or indirect merger, consolidation, business combination, joint venture, partnership, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or any of its Subsidiaries pursuant to which any Person or Group, or stockholders of any such Person or Group, would hold, directly or indirectly, more than 20% of the equity interests or voting power of the Company or the surviving or resulting entity of such transaction after giving effect to the consummation of such transaction; or

(iv) any combination of the foregoing.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

(e) “Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other Laws, in any jurisdiction, whether domestic or foreign, in each case, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case, that are applicable to the Merger.

(f) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 28, 2024 set forth in the Company’s Form 10-K filed by the Company with the SEC on February 25, 2025.

(g) “Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in (i) New York, New York or (ii) Luxembourg.

(h) “Bylaws” means the Amended and Restated Bylaws of the Company.

(i) “Canadian Tax Ruling” has the meaning specified in the Tax Matters Agreement.

(j) “Charter” means the Amended and Restated Certificate of Incorporation of the Company, dated as of October 1, 2023.

(k) “Closing Representation Letters” means the Company Closing Representation Letter and the Parent Closing Representation Letter.

(l) “Code” means the Internal Revenue Code of 1986.

(m) “Company Board” means the Board of Directors of the Company.

(n) “Company Canadian Share Purchase Plan” means the Company’s discounted share purchase plan maintained for the benefit of service providers in Canada.

(o) “Company Closing Representation Letter” means a representation letter substantially in the form of the Company Signing Representation Letter with such changes, updates or refinements, agreed to by the Company and Parent Tax Counsels, as may be necessary to reflect any changes in, or clarifications of, facts prior to the Closing, to be executed by the Company, dated and effective as of the Closing Date, delivered to Parent Tax Counsels as a condition to, and in connection with the issuance of the Closing Tax Opinions.

(p) “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company.

(q) “Company Credit Agreement Consent” means the receipt of approval from the “Required Lenders” (under and as defined in the Company Credit Agreement) to waive any Default or Event of Default (each under and as defined in the Company Credit Agreement), including any Event of Default arising under Section 8.1(m) of such Credit Agreement as a result of a change of control, arising as a consequence of the Transactions, and to make any other amendments or modifications that are reasonably necessary or appropriate in connection with the Transactions or otherwise reasonably requested by Parent.

(r) “Company Debt Agreements” means (i) that certain Credit Agreement, dated as of September 12, 2023, as amended, amended and restated, supplemented or otherwise modified from time to time, by and among the Company, WK Kellogg Canada Corp., the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto and Coöperatieve Rabobank U.A., New York Branch, as administrative and collateral agent, and all pledge, security and other agreements and documents related thereto (the “Company Credit Agreement”) and (ii) that certain Agreement for the Purchasing and Servicing of Receivables, dated as of October 3, 2023, as amended, amended and restated, supplemented or otherwise modified from time to time, by and among WK Kellogg Sales LLC, as seller, WK Kellogg Business Services LLC, as servicer, Coöperatieve Rabobank U.A., New York Branch, as purchaser, and the Company, as guarantor (the agreement referred to in this clause (ii), the “Company Receivables Facility”).

(s) “Company DSU” means any deferred share of Company Common Stock (including all dividend equivalents accrued or credited with respect to such Company DSU in accordance with the terms thereof ) (whether or not vested) under any Company Stock Plan that is outstanding as of immediately prior to the Effective Time and is credited in the form of units representing the fair market value of shares of Company Common Stock and is ultimately paid in shares of Company Common Stock.

(t) “Company ESPP” means the WK Kellogg 2023 Employee Stock Purchase Plan.

(u) “Company Indebtedness” means all debt obligations outstanding under the Company Debt Agreements.

(v) “Company Intellectual Property” means the Company Owned Intellectual Property together with any Intellectual Property that is used by the Company or any of its Subsidiaries pursuant to a license or sublicense (or purported license or sublicense) or for which the Company or any of its Subsidiaries has obtained (or purports to have obtained) a covenant not to be sued.

(w) “Company Material Adverse Effect” means any change, event, effect, development or occurrence that, individually or in the aggregate, has had a material adverse effect on the business, condition (financial or otherwise), assets or results of operations of the Company and its Subsidiaries, taken as a whole; provided that no changes, events, effects, developments or occurrences to the extent arising out of, relating to or resulting from the following (in each case, by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred (subject to the limitations set forth below):

(i) any general economic conditions, or conditions in the global, international, national or regional economy generally, including changes in inflation, supply chain disruptions and labor shortages;

(ii) any conditions in the equity, credit, debt, financial, banking, currency or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(iii) any conditions in the industry in which the Company and its Subsidiaries conduct business or in any jurisdiction or geographical area in which the Company or any of its Subsidiaries conducts business, or changes therein;

(iv) any social, political or geopolitical conditions (including changes therein) globally, internationally, nationally or regionally or events, including the results of any primary or general elections;

(v) any Emergency or Emergency Measures or any change in Emergency Measures or any escalation or worsening of such Emergency or Emergency Measures threatened or existing;

(vi) the negotiation, execution, delivery or performance of this Agreement or the announcement of this Agreement or the pendency of the Merger, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, vendors, resellers, lenders, lessors, business or joint venture partners, employees (including any employee attrition), regulators, Governmental Authorities or any other third Person (other than for the purposes of the representations and warranties set forth in Section 3.5 and Section 3.6 of this Agreement to the extent that such representation and warranty expressly addresses consequences resulting from the negotiation, execution, delivery or performance of this Agreement and the related conditions to Closing), or the identity of, or any facts or circumstances relating to Parent, Merger Sub or the respective Affiliates of the foregoing, the respective financing sources of or investors in the foregoing, or the respective plans or intentions of the foregoing, in each case, with respect to the Company or its business;

(vii) any labor strikes or lockouts, labor stoppages or interruptions, or material labor disputes;

(viii) the compliance by any Party with the express terms of this Agreement, including any action taken or refrained from being taken pursuant to or in accordance with the express terms of this Agreement;

(ix) any action taken or refrained from being taken, in each case, to which Parent has expressly approved or consented to in writing following the date of this Agreement;

(x) any changes or proposed changes in GAAP or other accounting standards, or in any applicable Laws (or the enforcement or interpretation of any of the foregoing) after the date hereof, including the adoption, implementation, repeal, modification, reinterpretation or proposal of any applicable Law, regulation or policy (or the enforcement or interpretation thereof) by any Governmental Authority, or any panel or advisory body empowered or appointed thereby;

(xi) any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions in the United States or any other country or region in the world;

(xii) any changes in the price or trading volume of the Company Common Stock or to the Company’s credit ratings, in each case, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

(xiii) any failure by the Company and its Subsidiaries to meet (A) any internal or public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

(xiv) the availability or cost of equity, debt or other financing to Parent or Merger Sub;

(xv) any Transaction Litigation; and

(xvi) any breach by Parent or Merger Sub of this Agreement;

except, in each case of clauses (i), (ii), (iii), (iv), (v), (vii), (x) and (xi) to the extent that such changes, events, effects, developments or occurrences have had a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other companies operating in the industry in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect.

(x) “Company Owned Intellectual Property” means any Intellectual Property that is owned (or purported to be owned) by the Company or any of its Subsidiaries.

(y) “Company Preferred Stock” means the preferred stock, par value $0.0001 per share, of the Company.

(z) “Company PSU” means a performance-based restricted stock unit (including all dividend equivalents accrued or credited with respect to such Company PSU in accordance with the terms thereof) issued by the Company pursuant to, or otherwise governed by, the Company Stock Plan, that vests in whole or in part based on the achievement of performance goals, pursuant to which the holder has a right to receive shares of Company Common Stock or an equivalent cash payment after the vesting or lapse of restrictions applicable to such unit. “Company PSUs” shall not include any Company RSUs.

(aa) “Company Registered Intellectual Property” means all of the Registered Intellectual Property owned (or purported to be owned) by the Company or any of its Subsidiaries.

(bb) “Company RSU” means a restricted stock unit (including all dividend equivalents accrued or credited with respect to such Company RSU in accordance with the terms thereof) issued by the Company pursuant to, or otherwise governed by, the Company Stock Plan, that vests solely upon the continued service of the holder over a specified period of time (including any such unit subject to any previously satisfied performance goals), pursuant to which the holder has a right to receive shares of Company Common Stock or an equivalent cash payment after the vesting or lapse of restrictions applicable to such unit. “Company RSUs” shall not include any Company PSUs.

(cc) “Company Signing Representation Letter” means the representation letter executed by the Company and delivered by the Company to the Parent Tax Counsels on or prior to the date hereof as shall be necessary or appropriate to enable the Parent Tax Counsels to deliver the Signing Tax Opinions.

(dd) “Company Stock Plans” means the Amended and Restated WK Kellogg 2023 Long-Term Incentive Plan, the Company ESPP and the Company Canadian Share Purchase Plan.

(ee) “Company Stockholders” means the holders of shares of Company Common Stock.

(ff) “Confidentiality Agreement” means the agreement listed in Section 9.4 of the Company Disclosure Letter.

(gg) “Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time (including those on vacation, sick leave, maternity leave, military service, lay-off, disability or other paid time off or leave of absence) and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

(hh) “Contract” means any legally binding agreement, contract, subcontract, note, bond, mortgage, indenture, lease, license or sublicense.

(ii) “Contribution” has the meaning specified in the Separation and Distribution Agreement.

(jj) “Distributing Corporation” means Kellanova.

(kk) “Distribution” has the meaning specified in the Separation and Distribution Agreement.

(ll) “DOJ” means the United States Department of Justice or any successor thereto.

(mm) “Emergency” means any (a) natural disaster (including any epidemic, pandemic or disease outbreak, act of God, volcanic activity, earthquake, storm, hurricane, tsunami, tornado, severe weather, power outage or electrical blackout, fire, accident, flood, mudslide, nuclear incident, other natural or man-made catastrophe, or other force majeure event), or (b) outbreak, escalation or worsening of hostilities, armed conflict, war (whether or not declared), military actions, rebellion, insurrection, sabotage, cyberattack, cyberterrorism, acts of terrorism, political instability, foreign or domestic social protest or social unrest (whether or not violent), partial or complete governmental shutdown, or other national or international calamity, crisis or emergency, including any escalation or worsening of, and, in each case, any governmental or other response to any of the foregoing or any threats thereof.

(nn) “Emergency Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, mandate, directive, or guideline promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to an Emergency.

(oo) “Employee Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA and whether or not subject to ERISA) and each other bonus, commission, stock option, stock appreciation right, restricted stock, restricted stock unit, performance stock unit, stock purchase, equity or other equity based compensation, incentive compensation, profit sharing, savings, retirement, supplemental retirement, pension, disability, retiree medical, vacation, perquisites, life insurance, deferred compensation, severance, separation, termination, retention, change of control, stay bonus, fringe benefit, employee assistance program, and any other compensatory, health or employee benefit plan, program, policy, agreement or arrangement, in each case, whether written or unwritten, funded or unfunded, insured or self-insured, (i) that is maintained, entered into or contributed to by the Company or any of its Subsidiaries for the benefit of any individual Service Provider or (ii) with respect to which the Company or any of its Subsidiaries has any direct or indirect liability, other than any such plan, scheme or arrangement that is sponsored or maintained by a Governmental Authority.

(pp) “Environmental Law” means any applicable Law in effect on or prior to the Closing Date relating to the protection of the environment (including ambient air, surface water, groundwater or land), pollution, worker health and safety (as it relates to exposure to hazardous substances) or to the presence, generation, use, management, transportation, storage, treatment or Release of Hazardous Substances.

(qq) “ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder.

(rr) “ERISA Affiliate” with respect to a trade or business means any other trade or business that, together with such first trade or business, is treated as a single employer under Section 414 of the Code.

(ss) “Exchange Act” means the Securities Exchange Act of 1934.

(tt) “FTC” means the United States Federal Trade Commission or any successor thereto.

(uu) “GAAP” means generally accepted accounting principles in the United States, consistently applied and as in effect from time to time.

(vv) “Government Contract” means any Contract, subcontract, task order or delivery order that is (i) between the Company or any of its Subsidiaries, on the one hand, and a Governmental Authority, on the other hand, or (ii) entered into by the Company or any of its Subsidiaries as a subcontractor (at any tier) to provide products or services in connection with a Contract between another Person and a Governmental Authority.

(ww) “Governmental Authority” means any government, political subdivision, governmental, administrative, self-regulatory or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

(xx) “Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements issued by or obtained from, and any notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

(yy) “Group” has the meaning as used in Section 13(d) of the Exchange Act.

(zz) “Hazardous Substance” means any pollutant, contaminant, chemical or toxic or hazardous material, substance or waste defined, regulated or that could otherwise give rise to liability under Environmental Laws due to its hazardous, toxic, dangerous, or deleterious properties or characteristics, including per- and polyfluoroalkyl substances.

(aaa) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(bbb) “Indebtedness” means, with respect to any Person, without duplication, as of the date of determination: (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person in respect of capital and finance leases and leases underlying sale and leaseback transactions on the books and records of such Person, (iv) all Indebtedness of others secured by a lien on property or assets owned or acquired by such Person, whether or not the Indebtedness secured thereby have been assumed, (v) all letters of credit or performance bonds issued for the account of such Person, solely to the extent drawn upon, and (vi) all guarantees of such Person of any Indebtedness of any other Person other than a wholly owned Subsidiary of such Person.

(ccc) “Intellectual Property” means any and all intellectual property and similar proprietary rights in any jurisdiction throughout the world, whether or not registered, including any and all: (i) United States and foreign patents and applications therefor, including all continuations, divisionals, continuations-in-part, provisionals and patents issuing on any of the foregoing, and all renewals, reexaminations, substitutions, extensions and reissues of any of the foregoing (“Patents”) and all inventions (whether or not patentable), invention disclosures and improvements to inventions, and all documentation relating to the foregoing; (ii) copyrights, works of authorship and industrial designs whether or not registered or published, and all copyright registrations and applications therefor, and all derivative works, moral rights, renewals, extensions, reversions or restorations associated with such copyrights, now or hereafter provided by applicable Law, regardless of the medium of fixation or means of expression (“Copyrights”); (iii) trademarks, service marks, trade dress rights, trade names (including social media user names and account names), logos, corporate names and doing business designations, brand names, certification marks, rights of publicity, rights of privacy and any and all other indicia of origin and rights therein, and all translations, adaptations, variations, derivations and combinations of any of the foregoing, and registrations, applications for registration, renewals and extensions thereof, together with all of the goodwill associated with any of the foregoing (“Marks”); (iv) rights in trade secrets, know-how and other confidential or proprietary information, including any and all ideas, discoveries, formulas, recipes, compositions, plans, designs, methodologies, processes and/or procedures, specifications, financial, marketing and business data, pricing and cost information, business and marketing plans, customer and supplier lists and all other information and data similar to any of the foregoing; (v) Internet domain names (“Domain Names”); (vi) software (including source code, object code, firmware, operating systems and specifications); (vii) databases and data collections; and (viii) rights to sue and recover for any past, present or future infringement, misappropriation or other violation of any of the foregoing.

(ddd) “Intervening Event” means any change, event, effect, development or circumstance that (i) was not known or reasonably foreseeable to the Company Board on the date of this Agreement (or, if known by the Company Board, the consequences of which were not known or reasonably foreseeable by the Company Board as of the date of this Agreement) and (ii) does not relate to any (A) Acquisition Proposal, (B) the mere fact, in and of itself, that the Company meets or exceeds (or fails to meet or exceed) any internal or published financial projections, forecasts or estimates for any period ending on or after the date hereof or (C) changes after the date hereof in the market price or trading volume of the Company Common Stock (it being understood that the underlying cause of any of the foregoing in the immediately preceding clauses (B) and (C) may be taken into consideration when determining whether an Intervening Event has occurred).

(eee) “IP License Agreement” means any Contract pursuant to which (A) the Company or any of its Subsidiaries obtains any license, sublicense, right or authorization to use, or covenant not to be sued under, any Intellectual Property owned by a third party (other than any (x) non-exclusive off-the-shelf shrinkwrap, clickwrap or similar license or sublicense for non-custom software that is commercially available on nondiscriminatory pricing terms with an annual fee of less than $3,000,000 (provided that for purposes of Section 5.2, such amount shall be deemed to be $500,000) and (y) non-exclusive license or sublicense of Intellectual Property entered into in the ordinary course of business consistent with past practice with customers, contractors, vendors, service providers, suppliers, resellers and distributors and in which the license or sublicense or grant of rights to use Intellectual Property is ancillary and incidental to the transaction contemplated in such Contract) or (B) the Company or any of its Subsidiaries grants any license, sublicense, right or authorization to use, or covenant not to be sued under, any Company Intellectual Property (other than (x) non-exclusive licenses granted to customers, contractors, vendors, service providers, suppliers, resellers and distributors, (y) licenses granted by the Company or any of its Subsidiaries to another Subsidiary and (z) Contracts with officers, employees, or contractors of the Company or any of its Subsidiaries that assign to the Company or any of its Subsidiaries the rights in Intellectual Property developed by any such Person in the scope of their employment or engagement with the Company or any of its Subsidiaries, in each case of the foregoing clauses (x) through (z), in the ordinary course of business consistent with past practice).

(fff) “IRS Ruling” has the meaning specified in the Tax Matters Agreement.

(ggg) “IT Assets” means any and all computers, software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines and all other information technology equipment (including laptops and mobile devices) and systems, and all associated documentation, owned (or purported to be owned) or used by, or licensed or leased (or purported to be licensed or leased) to, the Company or any of its Subsidiaries.

(hhh) “Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of any of the individuals set forth on Section 1.1(iii) of the Company Disclosure Letter, in each case.

(iii) “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, Order, judgment, rule or regulation, issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority and any award, order or decision of an arbitrator or arbitration panel with jurisdiction over the parties and subject matter of the dispute.

(jjj) “Legal Proceeding” means any claim, action, charge, lawsuit, litigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

(kkk) “Lien” means any mortgage, pledge, lien, security interest, attachment, license, option, right of way, easement, encroachment or other similar encumbrance (other than, in the case of a security, any restriction on the transfer of such security arising solely under applicable Law).

(lll) “Material Contract” means any of the following Contracts (other than Employee Plans) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective assets, rights, property or business are bound or subject:

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(ii) relating to the disposition or acquisition of equity or assets by the Company or any of its Subsidiaries outside of the ordinary course of business (other than, in the case of assets, in connection with the Supply Chain Modernization Project) with a purchase price in excess of $500,000 and pursuant to which the Company or its Subsidiaries have material continuing obligations;

(iii) with any customer of the Company or any of its Subsidiaries who, in the fiscal year ended December 28, 2024, was one of the ten (10) largest sources of revenues for the Company and its Subsidiaries, based on amounts paid or payable (excluding any (A) purchase orders entered into in the ordinary course of business consistent with past practice and (B) contracts entered into in the ordinary course of business consistent with past practice that can be terminated without penalty or liability of any kind or nature by the Company upon ninety (90) days’ notice or less);

(iv) with any vendor of the Company or any of its Subsidiaries who, in the fiscal year December 28, 2024, was one of the ten (10) largest sources of payment obligations for the Company and its Subsidiaries, based on amounts paid or payable (excluding any (A) purchase orders, order forms or statements of work entered into in the ordinary course of business consistent with past practice and (B) contracts entered into in the ordinary course of business consistent with past practice that can be terminated without penalty or liability of any kind or nature by the Company upon ninety (90) days’ notice or less);

(v) (A) relating to or evidencing Indebtedness of the Company or any Subsidiary of the Company in excess of $5,000,000 (provided that for purposes of Section 5.2, such amount shall be deemed to be $500,000) (excluding intercompany loans between the Company and any of its Subsidiaries or between any Subsidiaries of the Company) or (B) granting a Lien (other than Permitted Liens) securing Indebtedness in excess of $5,000,000 (provided that for purposes of Section 5.2, such amount shall be deemed to be $500,000) upon any assets or properties of the Company or any of its Subsidiaries;

(vi) that involves (A) a joint venture, revenue or profit sharing or similar agreement under which the Company or any of its Subsidiaries has outstanding commitments or (B) “minimum purchase” requirement, in each case of clauses (A) and (B) with outstanding commitments in an amount in excess of $10,000,000 (provided that for purposes of Section 5.2, such amount shall be deemed to be $500,000 in respect of the immediately preceding (A) and $2,000,000 in respect of the preceding clause (B)), in any calendar year;

(vii) containing any covenant or other provision (A) limiting the right of the Company or any of its Subsidiaries to engage in any line of business, (B) prohibiting or restricting the Company or any of its Subsidiaries from engaging in any business with any Person, or (C) limiting the right of the Company or any of its Subsidiaries pursuant to any “most favored nation”, “exclusivity” or similar provisions, in each case of the above clauses (A) through (C), other than any such Contracts that are not material to the Company and its Subsidiaries, taken as a whole;

(viii) any co-packing or co-manufacturing Contract or other Contract providing for the manufacture or production of products of the Company or any of its Subsidiaries by a third party that provides for annual payments by the Company or any of its Subsidiaries (collectively) of $500,000 or more in the fiscal year ended December 28, 2024;

(ix) that is an agreement in settlement of a dispute that imposes material obligations on the Company or any of its Subsidiaries as of the date hereof;

(x) any Lease relating to the Leased Real Property, in each case requiring by its terms aggregate rental payments by the Company in excess of $2,000,000 (provided that for purposes of Section 5.2, such amount shall be deemed to be $1,000,000) for each of the fiscal year ended December 28, 2024 and the 2025 fiscal year;

(xi) any Contract with a Governmental Authority requiring aggregate annual payments by or to the Company in excess of $25,000,000 (provided that for purposes of Section 5.2, such amount shall be deemed to be $1,000,000) for each of the fiscal year ended December 28, 2024 and the 2025 fiscal year;

(xii) pursuant to which (A) the Company or any of its Subsidiaries obtains any license, sublicense, right or authorization to use, or covenant not to be sued under, any Intellectual Property owned by a third party that is material to the business of the Company and its Subsidiaries, taken as a whole (other than any (x) non-exclusive off-the-shelf shrinkwrap, clickwrap or similar license or sublicense for non-custom software that is commercially available on nondiscriminatory pricing terms with an annual fee of less than $3,000,000 (provided that for purposes of Section 5.2, such amount shall be deemed to be $500,000) and (y) non-exclusive license or sublicense of Intellectual Property entered into in the ordinary course of business consistent with past practice with customers, contractors, vendors, service providers, suppliers, resellers and distributors and in which the license or sublicense or grant of rights to use Intellectual Property is ancillary and incidental to the transaction contemplated in such Contract) or (B) the

Company or any of its Subsidiaries grants any license, sublicense, right or authorization to use, or covenant not to be sued under, any Company Intellectual Property that is material to the business of the Company and its Subsidiaries, taken as a whole (other than (x) non-exclusive licenses granted to customers, contractors, vendors, service providers, suppliers, resellers and distributors, (y) licenses granted by the Company or any of its Subsidiaries to another Subsidiary and (z) Contracts with officers, employees, or contractors of the Company or any of its Subsidiaries that assign to the Company or any of its Subsidiaries the rights in Intellectual Property developed by any such Person in the scope of their employment or engagement with the Company or any of its Subsidiaries, in each case of the foregoing clauses (x) through (z), in the ordinary course of business consistent with past practice);

(xiii) any Contract between the Company or any of its Subsidiaries, on the one hand, and Kellanova or any of its Subsidiaries, on the other hand; and

(xiv) any Contract with an affiliate or other Person that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Exchange Act, other than any Contract solely among the Company and its wholly-owned Subsidiaries.

(mmm) “Non-U.S. Employee Plan” means any Employee Plan that is maintained in any non-U.S. jurisdiction that is primarily for the benefit of any current or former employee of the Company or any of its Subsidiaries whose principal work location is outside of the U.S.

(nnn) “NYSE” means the New York Stock Exchange and any successor stock exchange or inter-dealer quotation system operated by the New York Stock Exchange or any successor thereto.

(ooo) “Order” means any judgment, decree, injunction, ruling, writ or order of any Governmental Authorization that is binding on any Person or its property under applicable Law.

(ppp) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a legal entity.

(qqq) “Parent Canadian Tax Counsel” means Osler, Hoskin & Harcourt LLP.

(rrr) “Parent Closing Canadian Tax Opinion” means the written opinion of Parent Canadian Tax Counsel, addressed to Parent and dated as of the Closing Date, in form and substance reasonably satisfactory to Parent, to the effect that, based upon the Closing Representation Letters and any other facts, assumptions and representations set forth or referred to in such opinion, and subject to such qualifications and limitations as may be set forth in such opinion, the Merger contemplated by this Agreement will not affect the Tax-Free Status of the Transactions (with respect to Canadian tax matters).

(sss) “Parent Closing Representation Letter” means a representation letter substantially in the form of the Parent Signing Representation Letter with such changes, updates or refinements, agreed to by Parent and Parent Tax Counsels, as may be necessary to reflect any changes in, or clarifications of, facts prior to the Closing, to be executed by Parent, dated and effective as of the Closing Date, delivered to Parent Tax Counsels as a condition to, and in connection with, the issuance of the Parent Closing Tax Opinions.

(ttt) “Parent Closing Tax Opinions” means the Parent Closing US Tax Opinion and the Parent Closing Canadian Tax Opinion.

(uuu) Parent Closing US Tax Opinion” means the written opinion of US Parent Tax Counsel, addressed to Parent and dated as of the Closing Date, in form and substance reasonably satisfactory to Parent, to the effect that, based upon the Closing Representation Letters and any other facts, assumptions and representations set forth or referred to in such opinion, and subject to such qualifications and limitations as may be set forth in such opinion, the Merger contemplated by this Agreement will not affect the Tax-Free Status of the Transactions (with respect to U.S. federal income tax matters).

(vvv) “Parent Related Parties” means, collectively, the former, current and future holders of any equity, controlling persons, directors, officers, employees, attorneys, Affiliates (other than Parent or Merger Sub), members, managers, general or limited partners, stockholders and assignees of each of Parent and Merger Sub.

(www) “Parent Signing Representation Letter” means the representation letter executed by Parent and delivered by the Parent to Parent Tax Counsels on or prior to the date hereof as shall be necessary or appropriate to enable Parent Tax Counsels to deliver the Signing Tax Opinion.

(xxx) Parent Tax Counsels” means the Parent US Tax Counsel and Parent Canadian Tax Counsel.

(yyy) “Parent US Tax Counsel” means Davis Polk & Wardwell LLP (or, if Davis Polk & Wardwell LLP is unable, or declines, to deliver its US Parent Closing Tax Opinion, Kirkland & Ellis LLP).

(zzz) “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies not yet due or payable or that are being contested in good faith by appropriate proceedings, and for which adequate reserves have been established on the financial statements of the Company in accordance with GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other liens or security interests with respect to amounts that are not yet due or payable, or that are being contested in good faith and by appropriate proceedings; (iii) leases, subleases and licenses (other than capital and finance leases and leases underlying sale and leaseback transactions) that, in each case, do not (or would not reasonably be expected to) materially impair the ownership, operation, use or value of the impacted asset(s) as currently owned, operated and used; (iv) liens imposed by applicable Law (other than any Tax Law); (v) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (vi) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vii) defects, imperfections or irregularities in title, charges, easements, covenants and rights of way (of record) and zoning, building and other similar codes or restrictions, in each case that do not adversely affect in any material respect the current use or value of the applicable property or the current operations of the business of the Company and its Subsidiaries; (viii) any non-exclusive license with respect to any Intellectual Property granted in the ordinary course of business consistent with past practice; (ix) liens pursuant to any Company Indebtedness; or (x) statutory, common Law or contractual liens (or other encumbrances of any type) securing payments not yet due, including liens of landlords pursuant to the terms of any lease or liens against the interests of the landlord or owner of any Leased Real Property unless caused by the Company or any of its Subsidiaries.

(aaaa) “Person” means any individual, corporation (including any nonprofit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(bbbb) “Personal Information” means “personal information,” “personally identifiable information,” “personal data,” and any terms of similar import, in each case as defined under applicable Laws relating to data privacy, data protection, cybersecurity and/or the processing of such information or data.

(cccc) “Registered Intellectual Property” means all United States, international and foreign (i) Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks; (iii) registered Copyrights and applications for Copyright registration; and (iv) registered Domain Names.

(dddd) “Reimbursement Obligations” means Parent’s obligations pursuant to Section 6.6(b) and Section 6.6(e).

(eeee) “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment.

(ffff) “Representatives” means, with respect to any Person, such Person’s Affiliates, and its and their respective directors, officers, employees, accountants, consultants, legal counsel, financial advisors, financing sources and agents and other advisors and representatives.

(gggg) “Required Financing Information” means (a)(i) the audited consolidated balance sheets of the Company and its Subsidiaries on a consolidated basis as of the last date of each of fiscal years 2023 and 2024, and related statements of income (loss), comprehensive income (loss), stockholders’ equity and cash flows for each of fiscal years 2023 and 2024, and (ii) the unaudited consolidated balance sheets and statements of income (loss), comprehensive income (loss), stockholders’ equity and cash flows of the Company and its Subsidiaries on a consolidated basis as of the last day of and for the fiscal quarter ended March 29, 2025 and (b)(i) the audited consolidated balance sheets of the Company and its Subsidiaries as at the end of, and related statements of income (loss), comprehensive income (loss), stockholders’ equity and cash flows of the Company and its Subsidiaries for, the most recently completed fiscal year ended at least 120 days prior to the Closing Date and (ii) the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of, and related statements of income (loss), comprehensive income (loss), stockholders’ equity and cash flows of the Company and its Subsidiaries for, each subsequent fiscal quarter (other than the fourth fiscal quarter of any fiscal year) of the Company and its Subsidiaries subsequent to the last fiscal quarter for which financial statements were delivered pursuant to the preceding clause (a)(ii) and ended at least 60 days before the Closing Date (in the case of this clause (b)(ii), without footnotes), in each case, prepared in accordance with GAAP.

(hhhh) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(iiii) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(jjjj) “Securities Act” means the Securities Act of 1933.

(kkkk) “Separation and Distribution Agreement” means that certain Separation and Distribution Agreement, dated as of September 29, 2023, by and between the Distributing Corporation and the Company.

(llll) “Separation Transactions” means the Contribution, the Distribution and all other transactions listed on Schedule A to the Tax Matters Agreement.

(mmmm) “Service Provider” means any current or former officer, director, employee, consultant or independent contractor of the Company or any of its Subsidiaries.

(nnnn) “Signing Tax Opinions” means the written opinions of Parent Tax Counsels, addressed to Parent and dated as of the date hereof, to the effect that, based upon the Parent Signing Representation Letter and any other facts, assumptions and representations set forth or referred to in such opinions, and subject to such qualifications and limitations as may be set forth in such opinions, the Merger contemplated by this Agreement will not affect the Tax-Free Status of the Transactions.

(oooo) “Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors, managers or trustees, or other Persons performing similar functions, or (ii) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned or controlled by such first Person.

(pppp) “Superior Proposal” means any bona fide Acquisition Proposal for an Acquisition Transaction on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) would, if consummated, result in a transaction that would be more favorable to the Company Stockholders from a financial point of view than the Merger (taking into account (i) any changes to the terms of this Agreement offered by Parent in response to such Superior Proposal in accordance with Section 5.3, (ii) the identity and credibility of the Person making such Acquisition Proposal and (iii) all legal, regulatory, financial, timing, financing or other aspects (including certainty of closing) of such Acquisition Proposal that the Company Board (or a committee thereof) considers relevant). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” shall be deemed to be references to “50%.”

(qqqq) “Tax” means any U.S. federal, state and local or non-U.S. taxes, levies, assessments and similar governmental charges or impositions (including gross receipts, income, profits, sales, use or occupation, environmental, capital stock, severance, stamp, value added, tariff, production, goods and services, ad valorem, transfer, franchise, license, registration, occupation, premium, windfall profits, withholding, social security, payroll, employment, unemployment, disability, alternative or add-on minimum, estimated, occupancy, excise and real or personal property taxes) imposed by any Governmental Authority, together with any interest, penalties and additions to tax imposed thereon by such Governmental Authority.

(rrrr) “Tax-Free Status of the Transactions” has the meaning specified in the Tax Matters Agreement.

(ssss) “Tax Materials” has the meaning specified in the Tax Matters Agreement.

(ttttt) “Tax Matters Agreement” means the Tax Matters Agreement, dated as of September 29, 2023 by and among the Distributing Corporation and the Company.

(uuuu) “Tax Return” means any return, declaration, report, statement or information return required to be filed with a Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(vvvv) “Transaction Litigation” means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries or Affiliates (and/or their respective directors and/or executive officers) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, as well as any pre-litigation demands for the inspection of books and records made pursuant to 8 Del. C. § 220, in each case in connection with, arising from or otherwise relating to the Transactions, other than any Legal Proceedings among the Parties related to this Agreement.

(wwww) “Transactions” means the Merger and the other transactions contemplated by this Agreement.

(xxxx) “Waiver Agreement” means that certain Waiver Agreement, dated as of the date hereof, by and among the Company and Distributing Corporation, a true and complete copy of which has been delivered by the Company to Parent prior to the execution of this Agreement.

(yyyy) “Willful and Material Breach” means a breach that is a consequence of an act or omission undertaken by the breaching party with the actual knowledge that the taking of, or failure to take, such act would cause or constitute a material breach of this Agreement.

1.2 Index of Defined Terms. In addition to the terms defined in Section 1.1, the following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Acquisition Proposal Notice Period	5.3(d)(ii)(B)
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
Benefit of the Bargain Damages	8.2(b)
Capitalization Date	3.7(a)
Certificate of Merger	2.2
Certificates	2.9(c)
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)(i)
Company Disclosure Letter	Article III
Company Impairment Effect	3.1
Company Related Parties	8.3(e)
Company SEC Documents	Article III
Company Securities	3.7(c)
Company Stockholder Meeting	6.4(a)
Company Subsidiary Securities	3.8(c)
Company Termination Fee	8.3(b)(i)
Continuation Period	6.11(b)
Copyrights	1.1(ddd)
Data Privacy Requirements	3.17
Debt Financing	9.10(c)
DGCL	Recitals
D&O Insurance	6.10(c)
Dissenting Company Shares	2.7(d)
Domain Names	1.1(ddd)
DSU Consideration	2.8(c)
DTC	2.9(d)
Effective Time	2.2
Electronic Delivery	9.14
Employee Plan Terminations	6.11(f)
Enforceability Exceptions	3.2
Enforcement Expenses	0
Environmental Permits	3.15(a)
FDA	3.25(a)
FDCA	3.25(a)
Final Exercise Date	2.8(e)
Financing Sources	9.10(c)
Food Authority	3.25(a)

Term	Section Reference
HHS	3.25(a)
Indemnified Persons	6.10(a)
Interim Period	5.1
Intervening Event Notice Period	5.3(d)(i)(A)
IP License Agreements	1.1(mmm)(xii)
IRS	3.19(a)
Labor Agreement	6.11(e)
Lease	3.14
Leased Real Property	3.14
Legal Prohibition	8.1(b)
Marks	1.1(ddd)
Maximum Aggregate Premium	6.10(c)
Merger	Recitals
Merger Sub	Preamble
Multiemployer Plan	3.19(b)
New Plan	6.11(d)
Prior Year Annual Bonus	6.11(c)
Old Plans	6.11(d)
Other Indemnified Persons	6.10(e)
Other Required Company Filing	6.3(b)
Owned Company Shares	2.7(a)(iii)
Owned Real Property	3.14
Parent	Preamble
Parent Material Adverse Effect	7.3(a)
Parties	Preamble
Party	Preamble
Patents	1.1(ddd)
Payment Agent	2.9(a)
Payment Fund	2.9(b)
Per Share Price	2.7(a)(ii)
Prior Year Annual Bonus	6.11(c)
Products	3.25(a)
Proxy Statement	6.3(a)
Real Property	3.14
Requisite Stockholder Approval	3.4
RSU Consideration	2.8(a)(i)
Surviving Corporation	2.1
Termination Date	8.1(c)
Title IV Plan	3.19(b)
Uncertificated Shares	2.9(c)
Unvested Company RSU	2.8(a)(i)
USDA	3.25(a)
Vested Company RSU	2.8(a)(i)
Voting Agreement	Recitals

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated, and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “hereunder,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i) Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(j) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof (it being understood that with respect to any Contract listed on any schedules hereto (including the Company Disclosure Letter), any such amendment, modification or supplement shall only be deemed to be included if a true, correct and complete copy thereof has been made available to Parent prior to the date of this Agreement).

(k) All accounting terms used herein will be interpreted in accordance with GAAP unless expressly stated otherwise.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one (1) month following February 18 is March 18 and one (1) month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(o) Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been (i) publicly filed on the SEC EDGAR database as part of a Company SEC Document (or expressly incorporated by reference into a Company SEC document), (ii) posted to a virtual data room titled “Project Frosty” managed by the Company at https://app.global.datasite.com or (iii) delivered or provided to Parent or its Affiliates or its or their respective Representatives who are involved in the negotiation of the Transactions, in each case, at any time no later than three (3) hours in advance of the execution and delivery of this Agreement.

(p) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

THE MERGER

2.1 The Merger. Upon the terms and subject to the satisfaction or valid waiver of the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time: (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will thereupon cease; and (c) the Company will continue as the surviving corporation of the Merger and as a wholly owned Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.”

2.2 The Effective Time. Upon the terms and subject to the satisfaction or valid waiver of the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company shall cause the Merger to be consummated pursuant to the DGCL by filing a certificate of merger in customary form and substance (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time such filing is accepted for record by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger, being referred to herein as the “Effective Time”).

2.3 The Closing. The consummation of the Merger (the “Closing”) will take place at (a) 9:00 a.m., New York City time, remotely by exchange of documents and signatures (or their electronic counterparts), on a date to be agreed upon by Parent, Merger Sub and the Company that is no later than the fifth (5th) Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as Parent, Merger Sub and the Company mutually agree in writing. The date on which the Closing occurs is referred to as the “Closing Date.”

2.4 Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of (a) the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation and (b) the debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

2.5 Certificate of Incorporation and Bylaws.

(a) Certificate of Incorporation. At the Effective Time and by virtue of the Merger, the certificate of incorporation of the Company shall be amended and restated in its entirety to read as set forth in Exhibit A attached hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided by the DGCL and such certificate of incorporation (subject to Section 6.10(a)).

(b) Bylaws. At the Effective Time, the Surviving Corporation shall take all actions necessary to amend and restate the bylaws of the Company in their entirety to read as set forth in Exhibit B attached hereto and such bylaws, as so amended and restated, shall be the bylaws of the Surviving Corporation until thereafter amended as provided by the DGCL, the certificate of incorporation and such bylaws (subject to Section 6.10(a)).

2.6 Directors and Officers. The Parties shall take all actions necessary so that the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation immediately following the Effective Time, and the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation immediately following the Effective Time, in each case, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal, in each case as provided in the Organizational Documents of the Surviving Corporation and by applicable Law.

2.7 Effect on Capital Stock.

(a) Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the securities described in this Section 2.7, the following will occur:

(i) each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will automatically be cancelled, extinguished and converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation;

(ii) each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $23.00 without interest thereon (the “Per Share Price”), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11); and

(iii) each share of Company Common Stock that is (A) held by the Company as treasury stock or (B) owned by Parent or any of its Subsidiaries (including Merger Sub), in each case as of immediately prior to the Effective Time (collectively, the “Owned Company Shares”), will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

(b) Adjustment to the Per Share Price. The Per Share Price will be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Company Common Stock occurring on or after the date of this Agreement and prior to the Effective Time; provided that nothing in this Section 2.7(b) shall be construed to permit the Company or any of its Subsidiaries or any other Person to take any action that would otherwise be prohibited by Section 5.1 or Section 5.2 or any other terms of this Agreement.

(c) Dividends Declared Prior to Closing. Each of Parent and Merger Sub acknowledges and agrees on its behalf and on behalf of the Surviving Corporation that if prior to the Closing Date, the Company has declared and set a record date for a dividend permitted by this Agreement, and the Effective Time occurs after the record date for such dividend and prior to the payment date for such dividend, that such dividend (and any applicable dividend equivalent rights to the extent any holder of a Company equity award was entitled to such rights under the terms of a Company equity award as in effect on the date the Company declared the applicable dividend) shall be paid to holders of record as of such record date on the scheduled payment date; provided that nothing in this Section 2.7(c) shall be construed to permit the Company or any of its Subsidiaries or any other Person to take any action that would otherwise be prohibited by Section 5.1 or Section 5.2 (including, for the avoidance of doubt, Section 5.2(e)) or any other terms of this Agreement.

(d) Statutory Rights of Appraisal. Notwithstanding anything to the contrary set forth in this Agreement, if required by the DGCL (but only to the extent required thereby), any share of Company Common Stock that is issued and outstanding immediately prior to the Effective Time (other than the Owned Company Shares) and that is held by a holder of such share of Company Common Stock who has not voted in favor of the adoption of this Agreement or consented thereto in writing and who has (or for which the “beneficial owner” (as defined, solely for purposes of this Section 2.7, in Section 262(a) of the DGCL) has) properly exercised appraisal rights with respect thereto in accordance with, and who has (and, to the extent applicable, for which the applicable beneficial owner has) complied with, Section 262 of the DGCL with respect to such share of Company Common Stock (collectively, the “Dissenting Company Shares”) will not be converted into the right to receive the Per Share Price pursuant to this Section 2.7, and holders and beneficial owners of such Dissenting Company Shares will be entitled to receive payment of the fair value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL unless and until any such holder (or, to the extent applicable, such beneficial owner) fails to perfect or effectively withdraws or loses their rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder (or, to the extent applicable, such beneficial owner) fails to perfect or effectively withdraws or loses such rights with respect to any Dissenting Company Shares, such Dissenting Company Shares will thereupon be treated as if they had been converted into, at the Effective Time, the right to receive the Per Share Price without interest thereon and the Surviving Corporation shall remain liable for payment of the Per Share Price without interest thereon for such Dissenting Company Shares in accordance with this Agreement. At the Effective Time, any holder or beneficial owner of Dissenting Company Shares will cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence. The Company shall give Parent (i) reasonably prompt (and in any event within three (3) Business Days) notice of any demands received by the Company for appraisal of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares and (ii) the opportunity to direct all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands. Prior to the Closing, Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

2.8 Treatment of Equity Awards.

(a) Company RSUs.

(i) At the Effective Time, each Company RSU that is outstanding and vested (but not yet settled) immediately prior to the Effective Time, taking into account any acceleration of vesting of any such Company RSU that is held by a non-employee director of the Company Board or any other Service Provider that occurs upon the Effective Time (each, a “Vested Company RSU”), shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to (1) the Per Share Price multiplied by (2) the total number of shares of Company Common Stock subject to such Vested Company RSU (the “RSU Consideration”).

(ii) At the Effective Time, each outstanding Company RSU that is not a Vested Company RSU (each, an “Unvested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the contingent right to receive from Parent or the Surviving Corporation an aggregate amount (without interest) in cash (a “Converted RSU Cash Award”) equal to (1) the Per Share Price multiplied by (2) the total number of shares of Company Common Stock subject to such Unvested Company RSU. Each such Converted RSU Cash Award assumed and converted pursuant to this Section 2.8(a)(ii) will continue to have, and will be subject to, the same vesting terms and conditions as applied to the corresponding Unvested Company RSU immediately prior to the Effective Time, except that each such Converted RSU Cash Award shall be afforded the accelerated vesting treatment set forth in Section 2.8(a) of the Company Disclosure Letter.

(iii) From and after the Effective time, the Company RSUs shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each applicable holder of such Company RSUs shall cease to have any rights with respect thereto, except the right to receive the RSU Consideration and Converted RSU Cash Awards in accordance with this Section 2.8(a).

(b) Company PSUs.

(i) At the Effective Time, each Company PSU that is outstanding and unvested immediately prior to the Effective Time shall, automatically and without any action required on the part of the holder thereof, be cancelled and converted into a contingent right to receive from Parent or the Surviving Corporation an aggregate amount (without interest) in cash (a “Converted PSU Cash Award”) equal to (1) the Per Share Price multiplied by (2) the number of shares of Company Common Stock issuable pursuant to each such Company PSU determined assuming achievement at one-hundred and forty percent (140%) of target. Each such Converted PSU Cash Award assumed and converted pursuant to this Section 2.8(b)(i) shall be payable on the last day of the performance period that applied to the corresponding Company PSUs immediately prior to the Effective Time (such date, the “Vesting Date”), subject to the applicable holder’s continued service through the Vesting Date, except that each such Converted PSU Cash Award shall be afforded the accelerated vesting treatment set forth in Section 2.8(b) of the Company Disclosure Letter.

(ii) From and after the Effective time, the Company PSUs shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each applicable holder of such Company PSUs shall cease to have any rights with respect thereto, except the right to receive the Converted PSU Cash Awards in accordance with this Section 2.8(b).

(c) Company DSUs. At the Effective Time, each Company DSU outstanding as of immediately prior to the Effective Time, whether vested or unvested, will automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into the right of the holder to receive at the time specified in the applicable Employee Plan and in accordance with Section 409A of the Code, an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to (A) the Per Share Price multiplied by (B) such total number of shares of Company Common Stock subject to such Company DSU in accordance with the terms thereof under the applicable Employee Plan (collectively, the “DSU

Consideration”), as adjusted pursuant to Section 2.8(d). From and after the Effective time, the Company DSUs shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each applicable holder of such Company DSUs shall cease to have any rights with respect thereto, except the right to receive the DSU Consideration in accordance with this Section 2.8(c).

(d) Payment Procedures. At or prior to the Closing, Parent shall deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate RSU Consideration owed to all holders of Vested Company RSUs and the aggregate DSU Consideration owed to all holders of Company DSUs. Except as otherwise required under the terms of the applicable Employee Plan or Company Stock Plan or as necessary to avoid the imposition of any additional Taxes or penalties with respect to awards under the Company Stock Plans pursuant to Section 409A of the Code, as promptly as reasonably practicable, but in any event no later than ten (10) Business Days, after the Closing Date, the applicable holders of Vested Company RSUs and Company DSUs will be paid by the Company or the Surviving Corporation, through its payroll system, payroll provider or through the Company’s ordinary course procedure for Company DSUs, all amounts required to be paid to such holders in respect of Vested Company RSUs and Company DSUs that are cancelled and converted pursuant to this Section 2.8, in each case, less any required withholding pursuant to Section 2.12.

(e) Treatment of Company ESPP. As soon as practicable following the date hereof, the Company shall take all actions necessary or required under the Company ESPP or applicable Law to ensure that (i) except for the offering period under the Company ESPP in effect as of the date hereof, no new Purchase Period (as defined in the Company ESPP) under the Company ESPP will be authorized or commenced after the date hereof; (ii) no new participants will commence participation in the Company ESPP after the date hereof; (iii) no Company ESPP participant will be permitted to increase such participant’s payroll deduction election or contribution rate in effect as of the date hereof or to make separate non-payroll contributions on or following the date hereof, except as may be required by applicable Law and other than previously elected payroll deductions during the current Purchase Period from those in effect as of the date of this Agreement; (iv) each purchase right under the Company ESPP outstanding as of the date hereof shall be fully exercised on the earlier of (A) the scheduled purchase date for such Purchase Period and (B) the date immediately prior to the Effective Time (with any participant payroll deductions not applied to the purchase of Company Common Stock returned to the participant, without interest) (the “Final Exercise Date”); (v) each Company ESPP participant’s accumulated contributions under the Company ESPP shall be used to purchase shares of Company Common Stock in accordance with the terms of the Company ESPP as of the Final Exercise Date (with any participant payroll deductions not applied to the purchase of Company Common Stock returned to the participant, without interest); and (vi) the Company ESPP will terminate effective as of immediately prior to (and subject to the occurrence of) the Effective Time, but subsequent to the exercise of purchase rights on the Final Exercise Date (in accordance with the terms of the Company ESPP). All shares of Company Common Stock purchased on the Final Exercise Date shall be cancelled at the Effective Time and converted into the right to receive the Per Share Price in accordance with the terms and conditions of this Agreement. At the Effective Time, any funds credited as of such date under the Company ESPP that are not used to purchase shares on the Final Exercise Date within the associated accumulated payroll withholding account for each participant under the Company ESPP shall be refunded to the applicable participant, without interest, in accordance with the terms of the Company ESPP and applicable Law.

(f) Further Actions. The Company shall take all actions necessary to effect the cancellation and conversion of Company RSUs, Company PSUs and Company DSUs and to effectuate the treatment of the Company ESPP, in each case, upon the Effective Time, and otherwise to give effect to this Section 2.8 (including the satisfaction of the requirements of Rule 16b-3(e) promulgated under the Exchange Act). The Company shall provide to Parent or its counsel for reasonable review and comment, which the Company will take into consideration in its good faith discretion, drafts of all resolutions prepared by the Company or its counsel after the date hereof to effectuate such treatment of Company RSUs, Company PSUs, Company DSUs and the Company ESPP prior to the adoption of such resolutions.

2.9 Exchange of Certificates.

(a) Payment Agent. Prior to the Closing, Parent shall (i) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”) and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

(b) Payment Fund. At the Effective Time, Parent shall deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock (and for the avoidance of doubt, other than Owned Company Shares or Dissenting Company Shares) pursuant to Section 2.7, an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock become entitled pursuant to Section 2.7. Until disbursed in accordance with the terms and conditions of this Agreement, cash deposited with the Payment Agent shall be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than thirty (30) days; (ii) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the “Payment Fund”). To the extent that (A) there are any losses with respect to any investments of the Payment Fund; (B) the Payment Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7; or (C) all or any portion of the Payment Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Payment Fund so as to ensure that the Payment Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any income from investment of the Payment Fund will be payable to Parent or the Surviving Corporation as Parent directs. The Payment Fund shall not be used for any purpose other than the payment to holders of Company Common Stock as contemplated by Section 2.7.

(c) Payment Procedures. Promptly following the Effective Time (and in any event within three (3) Business Days), Parent and the Surviving Corporation shall cause the Payment Agent to mail to each holder of record as of immediately prior to the Effective Time of one or more certificates that immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares, as applicable) (the “Certificates” (if any)) (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Per Share Price payable with respect to the shares of Company Common Stock formerly represented thereby pursuant to Section 2.7. Upon surrender of Certificates for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the sum of the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such Certificates by (2) the Per Share Price, and the Certificates so surrendered will forthwith be cancelled. Notwithstanding anything to the contrary in this Agreement, no record holder of uncertificated shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares, as applicable) (the “Uncertificated Shares”) will be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 2.7 with respect to such Uncertificated Shares. In lieu thereof, such record holder, upon receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request), will be entitled to receive in exchange therefor an amount in cash equal to the sum of the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such holder’s transferred Uncertificated Shares by (2) the Per Share Price, and the transferred Uncertificated Shares will be cancelled. No interest will be paid or accrued for the benefit of holders of the Certificates and Uncertificated Shares on the Per Share Price payable upon the surrender of such Certificates and transfer of Uncertificated Shares pursuant to this Section 2.9(c). Until so surrendered or transferred, outstanding Certificates and Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the Per Share Price (without interest thereon) payable in respect thereof pursuant to Section 2.7.

(d) DTC Payment. Prior to the Effective Time, Parent and the Company shall cooperate to establish procedures with the Payment Agent and the Depository Trust Company (“DTC”) with the objective that the Payment Agent shall transmit to DTC or its nominee on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (i) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time multiplied by (ii) the Per Share Price.

(e) Transfer of Ownership. If payment of the Per Share Price is to be made to a Person other than the Person in whose name the surrendered Certificate or transferred Uncertificated Share in exchange therefor is registered, it shall be a condition of payment that (i) the Person requesting such exchange present proper evidence of transfer or the Certificate or Uncertificated Share shall otherwise be in proper form for transfer and (ii) the Person requesting such payment present evidence to the reasonable satisfaction of the Surviving Corporation that any applicable stock transfer and other Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate or Uncertificated Share surrendered either has been paid or is not applicable.

(f) Distribution of Payment Fund to Parent. Any portion of the Payment Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one (1) year after the Effective Time will be delivered to Parent (or the Surviving Corporation as directed by Parent) upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock for exchange pursuant to this Section 2.9 shall thereafter look for payment of the Per Share Price payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Law), as general creditors thereof, for any claim to the Per Share Price to which such holders may be entitled pursuant to Section 2.7. Any amounts remaining unclaimed by holders of any such Certificates or Uncertificated Shares five (5) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

(g) No Liability. Subject to applicable Law, and notwithstanding anything to the contrary in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a holder of shares of Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

2.10 No Further Ownership Rights in Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.9(c)) be cancelled and exchanged as provided in this Article II.

2.11 Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.7. Parent or the Payment Agent may, in its reasonable discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such reasonable amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.12 Required Withholding. Each of the Payment Agent, Parent, Merger Sub, the Company and the Surviving Corporation (without duplication), as applicable, shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted or withheld with respect to the making of such payment under the Code or any applicable provision of state, local or non-U.S. Tax Law. Any amounts so deducted or withheld and paid over to the appropriate Governmental Authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, except (a) as disclosed in the reports, statements, schedules and other documents filed or furnished by the Company with the SEC prior to the date of this Agreement (the “Company SEC Documents”) (other than any disclosures contained (i) solely in the risk factors sections of such Company SEC Documents, except to the extent such information consists of factual and/or historical statements, (ii) in any forward-looking statements in such Company SEC Documents that are of a nature that they speculate about future developments and (iii) any other disclosures included or referenced in any Company SEC Documents that are cautionary or predictive in nature), provided that, in any event, nothing disclosed in any such Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in the first two sentences of Section 3.1, Section 3.2, Section 3.7 and Section 3.26); or (b) subject to the terms of Section 9.13, as set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Parent and Merger Sub as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties, rights and assets, except where the failure to have such power or authority (i) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially impede or materially delay the consummation by the Company of the Merger and the other Transactions (a “Company Impairment Effect”). The Company is duly qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect. The Company is not in violation of its Organizational Documents.

3.2 Corporate Power; Enforceability. The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) subject to receiving the Requisite Stockholder Approval, consummate the Transactions. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transactions, have been duly authorized and approved by all necessary action on the part of the Company and no additional actions on the part of the Company is necessary to authorize the execution and delivery of this Agreement by the Company, the performance by the Company of its respective covenants and obligations hereunder, or, subject to obtaining the Requisite Stockholder Approval, the consummation of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (such exceptions in clauses (i) and (ii), the “Enforceability Exceptions”).

3.3 Company Board Approval; Fairness Opinion; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board has unanimously (i) determined that it is in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement and consummate the Transactions in accordance with the DGCL upon the terms and subject to the conditions set forth herein; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions set forth herein; (iii) resolved to recommend that the Company Stockholders adopt this Agreement in accordance with the DGCL and (iv) directed that the adoption of the Agreement be submitted for consideration by the Company Stockholders at the Company Stockholder Meeting (collectively, the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof.

(b) Fairness Opinion. The Company Board has received from each of Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC an opinion, each to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Per Share Price to be paid to the holders (other than as set forth in such opinion) of shares of Company Common Stock pursuant to this Agreement is fair from a financial point of view to such holders. As of the date of this Agreement, the foregoing opinions have not been withdrawn, revoked or modified in any respect.

(c) Anti-Takeover Laws. Assuming the accuracy of the representations of Parent and Merger Sub set forth in Section 4.6, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” Law will not be applicable to the Merger or the other Transactions.

3.4 Requisite Stockholder Approval. The adoption of this Agreement by the affirmative vote (in person or by proxy) of the holders of a majority of the issued and outstanding shares of Company Common Stock entitled to vote at the Company Stockholder Meeting (the “Requisite Stockholder Approval”) is the only vote or approval of the holders of any of the Company’s capital stock necessary under applicable Law, the Charter or the Bylaws to adopt this Agreement and consummate the Transactions.

3.5 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder and the consummation of the Transactions (a) do not violate or conflict with any provision of the Organizational Documents of the Company; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract; (c) do not, assuming the Governmental Authorizations referred to in Section 3.6 are obtained and, in the case of the consummation of the Transactions, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law applicable to the Company or any of its Subsidiaries and (d) will not result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and this clause (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company or its Subsidiaries in connection with (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions by the Company, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including the filing of the Proxy Statement with the SEC and compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of NYSE; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (v) such other Governmental Authorizations, the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect.

3.7 Capitalization.

(a) Capital Stock. The authorized capital stock of the Company consists of (i) 1,000,000,000 shares of Company Common Stock and (ii) 50,000,000 shares of Company Preferred Stock. As of 11:59 p.m., New York City time, on July 7, 2025 (such time and date, the “Capitalization Date”), (A) 86,411,497.471 shares of Company Common Stock were issued and outstanding, (B) no shares of Company Preferred Stock were issued and outstanding and (C) no shares of Company Common Stock were held by the Company as treasury shares. All issued and outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and free of any preemptive rights.

(b) Stock Reservation and Awards. As of the Capitalization Date, the Company has reserved 12,642,000 shares of Company Common Stock for issuance pursuant to the Company Stock Plans. As of the Capitalization Date, there were (i) 3,231,551 shares of Company Common Stock subject to outstanding Company RSUs, (ii) 1,686,353 shares of Company Common Stock subject to outstanding Company PSUs (determined based on achievement at one-hundred and forty percent (140%) of target for such Company PSUs), (iii) 28,864 shares of Company Common Stock subject to outstanding Company DSUs, and (iv) 1,945,669 shares of Company Common Stock available for future issuance under the Company ESPP and the Company Canadian Share Purchase Plan. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any shares of Company Common Stock, other than pursuant to the vesting and settlement of Company RSUs, Company PSUs or Company DSUs, which were granted prior to the date of this Agreement, and has not issued any Company Preferred Stock.

(c) Company Securities. Except as set forth in Sections 3.7(a) and (b), as of the date of this Agreement, there are: (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company other than those shares of Company Common Stock that were reserved for issuance as of the Capitalization Date as set forth in Section 3.7(b) and have become outstanding after the Capitalization Date; (ii) no outstanding options, warrants, calls, convertible, exchangeable or exercisable securities or other rights or binding arrangements that obligate the Company to (A) issue, transfer or sell any shares of capital stock of, or other equity or voting interest in, the Company or securities convertible into or exchangeable or exercisable for such shares or other equity or voting interests (in each case other than to the Company or a Subsidiary thereof); or (B) grant, extend or enter into any such subscription, option, warrant, call, convertible, exchangeable or exercisable security, or other similar right, agreement or commitment relating to any shares of capital stock of, or other equity or voting interest in, the Company; and (iii) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of, or other equity or voting interest in, the Company (the items in clauses (i), (ii) and (iii), collectively, the “Company Securities”).

(d) Other Rights. There are no (i) voting trusts, proxies or similar arrangements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries; (ii) bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which the holders of Company Common Stock have the right to vote; or (iii) obligations or binding commitments of any character to which the Company or any of its Subsidiaries is a party or by which it is bound (A) restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries or (B) granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities. As of the date of this Agreement, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. As of the date of hereof, there are no accrued or declared dividends with respect to any outstanding shares of Company Common Stock that have not been paid.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and (ii) has the requisite corporate (or the equivalent thereof) power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties, rights and assets, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect. Section 3.8(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all of the Subsidiaries of the Company as of the date hereof. None of the Subsidiaries of the Company are in violation of their respective Organizational Documents.

(b) All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company has been duly authorized, validly issued and is fully paid and nonassessable (to the extent applicable). The Company or a wholly owned Subsidiary of the Company owns one hundred percent of the capital stock of, or other equity or voting interest in, each direct or indirect Subsidiary of the Company. The Company does not own, directly or indirectly, any capital stock or other equity or voting interest of, or any other securities convertible into or exchangeable or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company. No Subsidiary of the Company owns any shares of capital stock or equity or voting interest or other securities of the Company.

(c) Except as set forth in Section 3.8(b), as of the date of this Agreement, there are (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) no outstanding options, warrants, calls, convertible, exchangeable or exercisable securities or other rights or binding arrangements that obligate any Subsidiary of the Company to (A) issue, transfer or sell any shares of capital stock of, or other equity or voting interest in, such Subsidiary or securities convertible into or exchangeable or exercisable for such shares or other equity or voting interests (in each case other than to the Company or a Subsidiary thereof) or (B) grant, extend or enter into any such subscription, option, warrant, call, convertible, exchangeable or exercisable security, or other similar right, agreement or commitment relating to any shares of capital stock of, or other equity or voting interest in, such Subsidiary; and (iii) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company (the items in clauses (i), (ii) and (iii), collectively, the “Company Subsidiary Securities”).

3.9 Company SEC Documents and the Sarbanes-Oxley Act. Since October 2, 2023, the Company has filed or otherwise made available to Parent, all material forms, reports and documents with the SEC that have been required to be filed by it pursuant to applicable Laws prior to the date of this Agreement. Each Company SEC Document complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, as of the date of such amended or superseding filing), in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, each as in effect on the date that such Company SEC Document was filed and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, in each case, that no representation is made as to the accuracy of any financial projections or forward-looking statements filed or furnished. As of the date hereof, (A) there are no outstanding or unresolved comments with respect to the Company SEC Documents received by the Company from the SEC and (B) the Company is in compliance in all material respects with the applicable listing and corporate governance requirements of NYSE.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Documents (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q) and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments, the effect of which would not, individually or in the aggregate, be material in amount to the Company and its Subsidiaries, taken as a whole). Except as has been described in the Company SEC Documents, there are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(b) of Regulation S-K promulgated by the SEC.

(b) Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are reasonably designed to ensure that all: (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since October 2, 2023, each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and NYSE, and the statements contained in any such certifications are complete and correct as of their respective dates. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications as of the date of this Agreement. There are no outstanding loans or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Securities Act) or director of the Company. There were no material weaknesses, or significant deficiencies that in the aggregate would amount to a material weakness, identified in the management of the Company’s assessment of internal controls as of and for the fiscal year ended December 28, 2024 (nor has any such material weakness been identified since such date through the date hereof).

(c) Internal Controls. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal control over financial reporting utilized by the Company or any of its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company or any of its Subsidiaries.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities, debt or obligations of any kind (whether accrued, absolute, determined, contingent or otherwise and whether due or to become due) that would be required to be reflected or reserved against on a balance sheet (or notes thereto) prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Documents filed prior to the date of this Agreement, (b) arising pursuant to this Agreement or incurred in connection with the Transactions or in connection with obligations under existing Contracts or applicable Law, (c) incurred in the ordinary course of business since the date of the Audited Company Balance Sheet (excluding any liabilities resulting from a breach of Contract or violation of Law) or (d) that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since the date of the Audited Company Balance Sheet through the date of this Agreement, (i) except in connection with the Transactions, the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business and (ii) none of the Company or its Subsidiaries have undertaken any action that, if taken after the date of this Agreement, would require Parent’s consent pursuant to Section 5.2, except Section 5.2(c), Section 5.2(e), Section 5.2(f), Section 5.2(g), Section 5.2(l), Section 5.2(m), Section 5.2(n) and Section 5.2(o).

(b) Since the date of the Audited Company Balance Sheet through the date of this Agreement, there has not been any change, event, development, effect or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as in effect as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party. The Company has made available to Parent, or publicly filed with the SEC, a true, correct and complete copy of each Material Contract (including all material amendments, modifications and supplements thereto) in effect as of the date of this Agreement.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or the applicable Subsidiary of the Company that is a party thereto and, to the Knowledge of the Company, each of the other parties thereto, and is in full force and effect (in each case, subject to Enforceability Exceptions), except where the failure to be valid and binding and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to perform would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to, or permit the other party to terminate, any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since the date of the Audited Company Balance Sheet, neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice from or on behalf of any party to a Material Contract indicating that such party intends to terminate, or not renew, such Material Contract.

3.14 Real Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (a) the Company and its Subsidiaries have good and valid fee simple title to all of the real property owned by the Company and its Subsidiaries (the “Owned Real Property”), free and clear of liens, except for Permitted Liens; (b) the Company and its Subsidiaries have a good and valid leasehold interest in all of its Leased Real Property, free and clear of all liens (except for Permitted Liens); (c) each lease, license, sublease and occupancy agreement, together with all schedules, exhibits, addenda, amendments and modifications (each a “Lease”), with respect to material real property leased, licensed, subleased or otherwise used by the Company or its Subsidiaries as lessee or sublessee (the “Leased Real Property” and, together with the Owned Real Property, the “Real Property”), is valid and binding on the Company or its Subsidiaries and is in full force and effect (in each case, subject to Enforceability Exceptions) and, to the Knowledge of the Company, valid and binding on, and enforceable against, the other parties thereto; (d) true, correct and complete copies of all Leases have been made available to Parent; (e) neither the Company nor any of its Subsidiaries is in breach or default under any of the Leases, beyond any applicable grace periods, and to the Knowledge of the Company, no event has occurred and no circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default or permit the termination or modification, or acceleration of rent under, any Lease; and (f) all building, structures, improvements and fixtures located on the Real Property have been maintained in accordance with normal industry practice, are in good operating condition and repair, and suitable for the purposes for which they are currently used. Section 3.14 of the Company Disclosure Letter sets forth a true and complete list of all material Owned Real Property and material Leased Real Property.

3.15 Environmental Matters.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries are and have been since October 2, 2023, in compliance with all applicable Environmental Laws, which compliance includes obtaining and maintaining all Governmental Authorizations required by any Environmental Law (“Environmental Permits”); (ii) since October 2, 2023, no written notice of violation of any Environmental Law or Environmental Permit has been received by the Company or any of its Subsidiaries, the substance of which has not been resolved; (iii) no Legal Proceeding, including any demand, request for information, citation, complaint, summons, investigation, penalty or order, is pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries related to any Environmental Law or Environmental Permit; (iv) there has been no Release of Hazardous Substances in, on, under, to or about the Real Property or, to the Knowledge of the Company, any property or facility formerly owned, leased or operated by or to which any Hazardous Substance has been transported for disposal, recycling or treatment by or on behalf of, in each case, the Company or any of its Subsidiaries (or any of their respective predecessors); and (v) to the Knowledge of the Company, there is no actual, unresolved liability of the Company or any of its Subsidiaries of any kind relating to any Environmental Law or Hazardous Substance.

3.16 Intellectual Property.

(a) Section 3.16(a) of the Company Disclosure Letter sets forth a true and complete list of all material Company Registered Intellectual Property, specifying as to each such registration or application, as applicable, (i) the owner of such item, (ii) each jurisdiction in which such item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of such item and (iv) the date of application and issuance or registration of such item. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) the Company and its Subsidiaries have maintained, protected and enforced their rights in all Company Owned Intellectual Property and, to the Knowledge of the Company, Company Intellectual Property that is not included in the Company Owned Intellectual Property in the ordinary course of business consistent with reasonable business practices, including making all necessary filings and paying all necessary fees to maintain the Company Registered Intellectual Property; (B) none of the Company Owned Intellectual Property and, to the Knowledge of the Company, Company Intellectual Property that is not included in the Company Owned Intellectual Property, has been adjudged invalid or unenforceable; (C) all Company Owned Intellectual Property is valid, subsisting and, to the Knowledge of the Company, enforceable; (D) to the Knowledge of the Company, all Company Intellectual Property that is not included in the Company Owned Intellectual Property is valid, subsisting and enforceable; and (E) the Company or one of its Subsidiaries, as applicable, solely and exclusively own all of the Company Owned Intellectual Property and hold all right, title and interest in and to all Company Intellectual Property that is not included in the Company Owned Intellectual Property, in each case, free and clear of any Lien (other than Permitted Liens).

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company or one of its Subsidiaries, as applicable, owns, or is licensed or otherwise possesses adequate rights to use, and immediately following the consummation of the Transactions will continue to own, or be licensed or otherwise possess adequate rights to use, all Intellectual Property used or held for use in or otherwise necessary to conduct their respective businesses as currently conducted; (ii) the consummation of the Transactions will not alter, encumber, impair or extinguish any Company Intellectual Property or any of the Company’s or its Subsidiaries’ rights therein; and (iii) the Company Intellectual Property is not subject to any restrictions or limitations on the use, exploitation, registration, attempted registration, enforceability, transfer or licensing of the Company Intellectual Property.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Kellanova and its Subsidiaries do not own any Intellectual Property used in the business of the Company and its Subsidiaries as currently conducted, other than the Intellectual Property expressly licensed to the Company and its Subsidiaries pursuant to that certain (i) Master Ownership and License Agreement Regarding Trademarks and Certain Related Intellectual Property, dated September 29, 2023, between Kellanova and the Company and (ii) Master Ownership and License Agreement Regarding Patents, Trade Secrets and Certain Related Intellectual Property, dated September 29, 2023, between Kellanova and the Company ((i) and (ii), the “Sunset Agreements”).

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened Legal Proceedings by any Person against the Company or any of its Subsidiaries alleging infringement, misappropriation or violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person or challenging the ownership, validity or enforceability of any Company Owned Intellectual Property or Intellectual Property licensed to the Company or any of its Subsidiaries pursuant to the Sunset Agreements.

(e) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries, the conduct of the business of the Company and its Subsidiaries and the use of their products and services have not since October 2, 2023, infringed, misappropriated or violated and do not infringe, misappropriate or violate any Intellectual Property of any Person and (ii) to the Knowledge of the Company, no Person has, since October 2, 2023, infringed, misappropriated or violated or is infringing, misappropriating or violating any Company Owned Intellectual Property or Intellectual Property licensed to the Company or any of its Subsidiaries pursuant to the Sunset Agreements.

(f) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries have taken reasonable steps in accordance with industry practice to maintain, enforce and protect the confidentiality of all Intellectual Property of the Company or any of its Subsidiaries the value of which to their business is contingent upon maintain the confidentiality thereof, and no such Intellectual Property has been disclosed other than to employees, contractors, representatives and agents of the Company or any of its Subsidiaries under written confidentiality agreements; and (ii) all current and former employees and contractors who have developed or contributed any Intellectual Property for or on behalf of the Company or any Subsidiary have executed a binding, written agreement whereby such employees and contractors presently assign to the Company or any of its Subsidiaries any ownership interest and right they may in all such Intellectual Property (except where such ownership interest vests in the Company or any of its Subsidiaries by operation of Law).

(g) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the IT Assets are fully functional and operate and perform in accordance with their documentation and functional specifications and otherwise in a manner that permits the Company and its Subsidiaries to conduct their business as currently conducted and (ii) the Company and its Subsidiaries have taken all commercially reasonable actions, consistent with current industry standards, to protect the confidentiality, integrity, operation and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since October 2, 2023, there has been no unauthorized use, access, interruption, modification or corruption of any IT Assets (or any information or transactions stored or contained therein or transmitted thereby).

3.17 Data Privacy. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and its Subsidiaries have at all times since October 2, 2023 complied with all applicable Laws, binding industry standards, internal and external, written policies and procedures, and restrictions and requirements contained in any Contract to which the Company or any of its Subsidiaries are bound, in each case, relating to privacy, data protection, cybersecurity and/or the processing of Personal Information (“Data Privacy Requirements”); (b) no notices, indemnification requests or Legal Proceedings are pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging any non-compliance with, or violation of, any Data Privacy Requirements; and (c) since October 2, 2023, there has been no known or suspected information security breaches, intrusions, or failures involving data processed by the Company or any of its Subsidiaries, including any unauthorized or illegal use or disclosure of, or access to, or other misuse of, Personal Information in the Company’s or any of its Subsidiaries’ possession or control.

3.18 Tax Matters.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i) Each of the Company and its Subsidiaries has filed, or there has been filed on its behalf, (taking into account any applicable extensions) all Tax Returns required to be filed by it with any Governmental Authority, and all such Tax Returns are true, complete and accurate.

(ii) The Company and each of its Subsidiaries has paid or has caused to be paid on its behalf all Taxes due and payable (whether or not shown on any Tax Return), except for Taxes for which adequate reserves have been established on the financial statements of the Company in accordance with GAAP.

(iii) Neither the Company nor any of its Subsidiaries has, except for automatically granted extensions or waivers, consented to any extension or waiver of any statute of limitations for the period of assessment or collection of any Tax, which extension or waiver is currently outstanding.

(iv) No audit, claim, examination, investigation or other proceeding by any Governmental Authority with respect to Taxes or Tax Returns of the Company or any of its Subsidiaries is presently in progress, pending or threatened in writing.

(v) There are no liens for Taxes upon the assets of the Company or any of its Subsidiaries except for Permitted Liens.

(vi) Each of the Company and its Subsidiaries has complied with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes (including information reporting requirements) with respect to payments made to or received from any employee, independent contractor, creditor, stockholder, customer or other third party.

(vii) Since October 2, 2023, no written claim has been made by any Governmental Authority in a jurisdiction where the Company or its Subsidiaries does not file Tax Returns or pay Taxes of a particular type claiming that any such entity is or may be subject to taxation by that jurisdiction, required to file such Tax Returns, or required to pay Taxes of such type.

(viii) Neither the Company nor any of its Subsidiaries is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is the Company) or, for Tax periods ending on or prior to the Distribution Date (as defined in the Separation and Distribution Agreement), a group the common parent of which was the Distributing Corporation.

(ix) Neither the Company nor any of its Subsidiaries: (A) is a party to or bound by or has any obligations under any Tax sharing or Tax indemnity agreement or similar Contract or arrangement relating to the apportionment, sharing, assignment, indemnification or allocation of any Tax or Tax asset (other than the Tax Matters Agreement or any other agreement that is solely among the Company and its Subsidiaries or pursuant to commercial agreements or arrangements entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes); or (B) has any liability for Taxes of any Person (other than the Company and its Subsidiaries) pursuant to Treasury Regulations Section 1.1502-6 (or any analogous or similar provision of state, local or non-U.S. Law).

(x) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date, as a result of any (A) change in or incorrect method of accounting pursuant to Section 481(c) of the Code (or any analogous or similar provision of state, local or non-U.S. Law) prior to the Closing, (B) installment sale, intercompany transaction, related party transaction or open transaction made or entered into prior to the Closing, or any “excess loss account,” existing as of immediately prior to the Closing, (C) prepaid amount received on or prior to the Closing, (D) “closing agreement” within the meaning of Section 7121 of the Code (or any analogous or similar provision of state, local or non-U.S. Law) entered into prior to the Closing or (E) election pursuant to Section 965(h) of the Code (or any analogous or similar provision of state, local or non-U.S. Law).

(xi) Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any analogous or similar provision of state, local or non-U.S. Law).

(b) Neither the Company nor any of its Subsidiaries knows of any fact, agreement, plan or other circumstance that would reasonably be expected to cause the Merger contemplated by this Agreement to affect the Tax-Free Status of the Transactions.

(c) As of the date hereof, the representations set forth in the Company Signing Representation Letter and the representation letter attached as Exhibit C to the Waiver Agreement are true, complete and accurate in all material respects.

(d) Since October 3, 2023, neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” within the meaning of Section 355(a)(1)(A) of the Code in connection with a distribution of stock that was purported or intended to qualify for tax free treatment under Section 355 of the Code (or any analogous or similar provision of state, local or non-U.S. Law).

(e) As of the date hereof, the Company is not aware of any fact, agreement, plan or other circumstance that would reasonably be expected to prevent or preclude the Company from delivering the Company Closing Representation Letter, the representation letter it is required to deliver immediately prior to the consummation of the Merger pursuant to the Waiver Agreement or the items set forth in Section 6.18(d), in each case, immediately prior to the Closing.

(f) As of the date hereof, the Company has delivered, or has caused to be delivered, to Parent the item described in Section (1)(i)(a) of Section 6.18(d) of the Company Disclosure Letter.

(g) To the Knowledge of the Company, all statements of fact contained in the Tax Matters Agreement and the Tax Materials are true, complete and accurate in all material respects. To the Knowledge of the Company, (i) the Tax Matters Agreement has not been amended or modified as of the date hereof, and (ii) neither the Company nor the Distributing Corporation has submitted any supplemental requests relating to the IRS Ruling, Canadian Tax Ruling or any other ruling or determination from any Governmental Authority relating to the Separation Transactions.

(h) All of the representations made by the Company and, to the Knowledge of the Company, the Distributing Corporation, (A) to Kirkland & Ellis LLP and/or PricewaterhouseCoopers in connection with any Tax Opinion (as defined in the Tax Matters Agreement), (B) to the Internal Revenue Service in connection with the request for the IRS Ruling and (C) to the Canadian Revenue Agency in connection with the request for the Canadian Tax Ruling were each true, correct and complete in all material respects as of the dates such representations were delivered.

(i) Without regard to the Transactions, the Company and its Subsidiaries have complied in all material respects with the Tax Matters Agreement. To the Knowledge of the Company, the Distributing Corporation has complied in all material respects with the Tax Matters Agreement.

(j) There has been no indemnification claim and, to the Knowledge of the Company, there is no pending indemnification claim, and the Company is not aware of any fact which the Company believes will give rise to an indemnification obligation of the Company, in each case, relating to the Tax-Free Status of the Transactions (it being agreed and understood that any fact related to the Transactions contemplated by this Agreement shall not constitute a fact that violates this Section 3.18(h)).

3.19 Employee Benefits.

(a) Employee Plans. Section 3.19(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of all material Employee Plans. With respect to each material Employee Plan (other than with respect to any Non-U.S. Employee Plan), to the extent applicable, true, correct and complete copies of the following have been delivered or made available to Parent by the Company: (i) all documents constituting such Employee Plan, including amendments thereto; (ii) the most recent summary plan description for each Employee Plan and all related summaries of material modifications; (iii) the most recent IRS determination, notification, or opinion letter, if any, received with respect to any applicable Employee Plan; (iv) the most recent audited financial statement and/or actuarial valuation report; and (v) any material correspondence with the Department of Labor, the U.S. Internal Revenue Service (“IRS”) or any other Governmental Authority, since October 2, 2023. The Company has made available to Parent a true and correct copy of each material Non-U.S. Employee Plan (or, if no plan document exists, a true and correct summary thereof).

(b) Absence of Certain Plans. Except as set forth on Section 3.19(b) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries maintains, sponsors or participates in, or contributes to (or has any obligation to contribute to), or has any actual or contingent liability (including on account of an ERISA Affiliate) with respect to, (i) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) (a “Multiemployer Plan”), (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA), (iii) a plan that is subject to Title IV or ERISA (a “Title IV Plan”) or (iv) a voluntary employees’ beneficiary association under Section 501(c)(9) of the Code.

(c) Title IV Plans. With respect to each Title IV Plan, (i) no liability under Title IV or Section 302 of ERISA has been incurred by the Company or any of its Subsidiaries (including on account of an ERISA Affiliate) that has not been satisfied in full, other than liability for premiums due to the Pension Benefit Guaranty corporation (“PBGC”) (which premiums have been timely paid when due) (ii) the minimum funding standards under Section 302 of ERISA and Section 412 of the Code are satisfied and no waiver of any minimum funding standard or extension of any amortization period has been requested or granted and (iii) no proceedings have been commenced or threatened by the PBCG to terminate any Title IV Plan. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there has not been any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and not otherwise exempt under Section 408 of ERISA) with respect to any Employee Plan.

(d) Compliance. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Employee Plan and any related trust has been established, maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA and, the Code, including each Employee Plan which is a “nonqualified deferred compensation plan” subject to Section 409A of the Code. Each Employee Plan that is intended to be a “qualified plan” within the meaning of Section 401(a) of the Code has (x) received a favorable determination letter, (y) may rely on a favorable opinion letter, issued by the IRS, or (z) a remaining period of time in which to apply for such letter and, to the Knowledge of the Company, no events have occurred that would reasonably be expected to result in the revocation of the qualified status of any such Employee Plan. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all contributions required to be made to any Employee Plan by applicable Law or by any plan document, and all premiums due or payable with respect to insurance policies funding any Employee Plan, have been timely made or paid in full or accrued in accordance with past practice and (ii) all reports, returns, notices and similar documents required to be filed with any Governmental Authority or distributed to any Employee Plan participant have been timely filed or distributed. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, no Employee Plan is, or since October 2, 2023, has been, the subject of an examination, investigation or audit by a Governmental Authority, or is the subject of an application or filing under, or a participant in, a government-sponsored amnesty, voluntary compliance, self- correction or similar program.

(e) Employee Plan Legal Proceedings. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of, involving or against any Employee Plan, other than routine claims for benefits.

(f) No Welfare Benefit Plan. Except as set forth on Section 3.19(f) of the Company Disclosure Letter, no Employee Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA) provides post-retirement or other post-employment welfare benefits to any person, except as provided pursuant to Section 4980B of the Code or any similar Law.

(g) Except as set forth on Section 3.19(g) of the Company Disclosure Letter, and except as otherwise contemplated by this Agreement, neither the execution or delivery of this Agreement, nor the consummation of the Merger and the Transactions, will, either individually or together with the occurrence of another event, (i) result in any payment or benefit becoming due to any Service Provider under any Employee Plan, (ii) result in the acceleration of the time of a payment, funding or vesting of any payments, or increase the amount payable, under any Employee Plan, or (iii) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code or in the imposition of an excise Tax under Section 4999 of the Code.

(h) Neither the Company nor any of its Subsidiaries has any obligation (whether actual or contingent) to gross-up or reimburse any Service Provider for any Taxes incurred by such Service Provider, including under Sections 409A or 4999 of the Code or for any other material amounts.

3.20 Labor Matters.

(a) Except as set forth on Section 3.20(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is party to or subject to any collective bargaining agreements, works council agreement, or other similar Labor Agreement. To the Knowledge of the Company, there are no activities or proceedings of any labor union to organize any employees of the Company or any of its Subsidiaries with regard to their employment with the Company or any of its Subsidiaries. There is no strike, lockout, picketing or concerted work slowdown or stoppage pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, except where such strike, lockout, picketing or concerted work slowdown or stoppage would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no pending or, to the Knowledge of the Company, threatened unfair labor practice charge or other labor dispute against the Company or any of its Subsidiaries.

(b) Since October 2, 2023, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries have been in compliance with all applicable Laws respecting labor and employment including those related to labor management relations, wages, hours, overtime, exempt and non-exempt employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, worker safety and health, information privacy and security, and workers compensation.

(c) Since October 2, 2023, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have not implemented any “mass layoff” or “plant closing” in violation of the Worker Adjustment and Retraining Act of 1988, or any similar event for purposes of any similar state, local or non-U.S. Law (“WARN Act”) at any single site of employment operated by the Company or any of its Subsidiaries. As of the date hereof, the Company and its Subsidiaries are not contemplating any “mass layoff” or “plant closing” as defined in the WARN Act at any single site of employment operated by the Company or any of its Subsidiaries.

(d) Since October 2, 2023, no formal allegations of sexual harassment through the Company’s complaint procedure have been made with respect to any directors or officers of the Company or any of its Subsidiaries in their capacities as such that the Company has failed to reasonably investigate, nor has the Company or any of its Subsidiaries entered into any settlement agreement related to any such allegations of sexual harassment.

3.21 Compliance with Laws.

(a) The Company and each of its Subsidiaries are, and since October 2, 2023, have been, in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries or to the operations and use of the Real Property, except for such noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since October 2, 2023, have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; (iii) there is no Order that is outstanding against the Company or any of its Subsidiaries; and (iv) since October 2, 2023, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging (A) any conflict with or breach of any such Governmental Authorization or (B) that the Company or any of its Subsidiaries or any of their respective directors or officers (in their capacity as such), as applicable, is under investigation by any Governmental Authority for potential non-compliance with any applicable Law, in the case of each of the immediately preceding clauses (A) and (B), the substance of which has not been resolved.

3.22 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect and other than any Transaction Litigation brought after the date hereof, there are no Legal Proceedings pending or, to the Knowledge of the Company, Legal Proceedings threatened in writing, or investigations pending by any Governmental Authority, against the Company or any of its Subsidiaries.

(b) No Orders. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Company Impairment Effect, neither the Company nor any of its Subsidiaries is subject to any Order that would prevent or materially delay the consummation of the Transactions or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

3.23 Insurance. The Company and its Subsidiaries have all material policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, that are customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no written or, to the Knowledge of the Company, oral notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured party thereunder, except for such defaults that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.24 Anti-Corruption Compliance. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company, any of its Subsidiaries, or, to the Knowledge of the Company and when acting on behalf of the Company or its Subsidiaries, any officer, director or employee of the Company or its Subsidiaries has, since October 2, 2023, taken any action that would cause any of the foregoing to be in material violation of any provision of the United States Foreign Corrupt Practices Act (FCPA), the UK Bribery Act 2010, or any other applicable anticorruption Laws.

3.25 Food Regulatory Matters.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries and all products manufactured, distributed, marketed or sold by them (“Products”) have, since October 2, 2023, complied and are in compliance with (i) the applicable provisions of the Federal Food, Drug, and Cosmetic Act (“FDCA”), including the Nutrition Labeling and Education Act, the Fair Packaging and Labeling Act, and applicable regulations, standards, final guidances and requirements adopted by the United States Department of Health and Human Services (the “HHS”) and the United States Food and Drug Administration (the “FDA”) thereunder, (ii) all applicable Laws administered by the United States Department of Agriculture (the “USDA”), (iii) all applicable Laws administered by the United States Federal Trade Commission, (iv) all applicable Laws administered by Health Canada (together with the HHS, FDA, USDA, and FTC, collectively, the “Food Authorities” and each, a “Food Authority”), and (v) any and all other applicable Laws (other than Environmental Laws), including state laws, established by any other Governmental Authority in the United States or Canada responsible for regulating the use, manufacture, packaging (including indirect additives and food contact substances), licensing, labeling, distribution, marketing, import and export, advertising, or sale of any Product in the United States or Canada (including any Law prohibiting, or requiring the disclosure of, specific ingredients (including allergens, dyes and ultra-processed foods) and all applicable Laws regarding adulteration, compliance with all food manufacturing practice requirements and all applicable health and safety Laws regarding the cleanliness of food and food packaging preparation areas).

(b) None of (i) the Company or any of its Subsidiaries, any Product or the facilities in which the Products are manufactured, processed, packaged or held or (ii) to the Knowledge of the Company, with respect to the Products, the Persons that manufacture, process, package or supply ingredients and packaging materials for or distribute the Products, has received or is subject to, since October 2, 2023, (A) any warning letter, untitled letter, notice of inspectional observation (FDA Form 483) or other adverse correspondence or notice from the FDA or any other Food Authority alleging or asserting material noncompliance with any legal requirement, Notice of Suspension or Notice of Intended Enforcement or other adverse correspondence or notice from the USDA or any other Food Authority or (B) any import detention, investigation, suspension or withdrawal of inspection or registration, penalty assessment or other compliance or enforcement action by any Food Authority, except for those that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since October 2, 2023, none of (i) the Company and its Subsidiaries, or (ii) to the Knowledge of the Company, with respect to the Products, the Persons that manufacture, process, package supply ingredients for or distribute the Products, has voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field alert, market withdrawal or replacement, safety alert, or other notice or action relating to an alleged lack of safety or regulatory compliance of any Product. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since October 2, 2023, no Products have been subject to any recalls, withdrawals, product corrections, product removals, detentions or seizures or similar action and to the Knowledge of the Company, there are no facts which are reasonably likely to cause (i) the recall, market withdrawal or replacement of any Product sold or intended to be sold or (ii) as a result of regulatory action, a material change in the labeling of any such Products or a termination or suspension of the marketing of such Products.

(d) The Company and its Subsidiaries, since October 2, 2023, have not committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” or any such similar policies set forth by other Food Authorities. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any officer, employee or agent of the Company and its Subsidiaries has been convicted of any crime or engaged in any conduct for which debarment is authorized by 21 U.S.C. § 335a(b) or any similar Laws. The Company and its Subsidiaries have not received written notice, and are not otherwise aware, of any pending or threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from the Food Authorities or any other Governmental Authority alleging that any operation or activity of the Company and its Subsidiaries is in material violation of the FDCA or the respective counterparts thereof promulgated by applicable Governmental Authorities. To the Knowledge of the Company, there has not been any material violation of any laws by the Company and its Subsidiaries in their product development efforts, submissions or reports to any Food Authority or other Governmental Authority that could reasonably be expected to require investigation, corrective action or enforcement action.

3.26 Brokers. Except for Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission from the Company or any of its Subsidiaries in connection with the Merger and the other Transactions.

3.27 Company Information. The information supplied or to be supplied by the Company for inclusion in the Proxy Statement will not, at the time the Proxy Statement (and any amendment or supplement thereto) is first filed with the SEC, at the time it is first disseminated to the Company Stockholders and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made therein based on information supplied by Parent or Merger Sub for inclusion or incorporation by reference therein.

3.28 Government Contract. Since October 2, 2023, the Company and its Subsidiaries have established and maintained reasonable internal controls for compliance with each of their Government Contracts and all invoices submitted in connection with any Government Contract were current, accurate and complete in all material respects upon submission. Since October 2, 2023, neither the Company nor any of its Subsidiaries has (i) been suspended or debarred from Government Contracts by any Governmental Authority; (ii) been audited or, to the Knowledge of the Company, investigated by any Governmental Authority with respect to any Government Contract; (iii) conducted or initiated any internal investigation or made a voluntary or mandatory disclosure to any Governmental Authority or other Person with respect to any alleged or potential irregularity, misstatement or omission arising under or relating to a Government Contract; (iv) received from any Governmental Authority any written notice of breach, cure, show cause or default, in each case, that has not been cured, with respect to any Government Contract; or (v) had any Government Contract terminated by any Governmental Authority for default or failure to perform.

3.29 No Other Representations or Warranties; Acknowledgement of Disclaimer.

(a) Except for the representations and warranties expressly set forth in this Article III, the Company Signing Representation Letter, the Company Closing Representation Letter, delivered pursuant to or in connection with the Waiver Agreement or in a certificate delivered pursuant to this Agreement, neither the Company nor any other Person on behalf of the Company or its Subsidiaries makes or has made any express or implied representation or warranty of any kind whatsoever, at Law or in equity, with respect to the Company or its Subsidiaries or with respect to any other information provided to Parent, Merger Sub or any of their respective Affiliates or Representatives, including its business, operations, assets, liabilities, conditions (financial or otherwise) or prospects, in connection with the Transactions.

(b) The Company acknowledges and agrees that, except for the representations and warranties of Parent and Merger Sub expressly set forth in Article IV, the Voting Agreements, the Parent Signing Representation Letter, and the Parent Closing Representation Letter, delivered pursuant to or in connection with the Waiver Agreement or in a certificate delivered pursuant to this Agreement, (a) none of Parent, Merger Sub or any of their respective Affiliates or Representatives is making and none of them has made any representations or warranties (express or implied) relating to itself or its business, operations, assets, liabilities, conditions (financial or otherwise) or prospects or otherwise in connection with the Transactions, including the Merger, and none of the Company or its Representatives is relying on any representation or warranty of Parent, Merger Sub or any of their respective Affiliates or Representatives except for those expressly set forth in Article IV, the Voting Agreements or in a certificate delivered pursuant to this Agreement and (b) no Person has been authorized by Parent, Merger Sub or any of their respective Affiliates or Representatives to make any representation or warranty relating to Parent, Merger Sub or any of their respective Affiliates or Representatives or their respective businesses or otherwise in connection with the Transactions, including the Merger, and if made, such representation or warranty has not been and shall not be relied upon by the Company.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

4.1 Organization; Good Standing. Parent (a) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization and (b) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties, rights and assets. Merger Sub (i) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets. Neither Parent nor Merger Sub is in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. Each of Parent and Merger Sub has the requisite corporate (or the equivalent thereof) power and authority to (a) execute and deliver this Agreement, (b) perform its obligations hereunder and (c) consummate the Transactions. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective covenants and obligations hereunder, and the consummation of the Transactions, have been duly authorized and approved by all necessary action on the part of each of Parent and Merger Sub and no additional actions on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective covenants and obligations hereunder, or the consummation of the Transactions. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.

4.3 Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations hereunder, and the consummation of the Transactions (a) do not violate or conflict with any provision of the Organizational Documents of Parent or Merger Sub; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of or result in a right of termination pursuant to any of the terms, conditions or provisions of any Contract or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their properties or assets may be bound; (c) do not, assuming the Governmental Authorizations referred to in Section 4.4 are obtained, violate or conflict with any Law applicable to Parent or Merger Sub; and (d) will not result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Parent, Merger Sub or any of their Affiliates in connection with (a) the execution and delivery of this Agreement by each of Parent and Merger Sub, (b) the performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement or (c) the consummation of the Transactions by Parent and Merger Sub, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (v) such other Governmental Authorizations, the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

4.5 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending and, to the knowledge of Parent or any of its Affiliates, as of the date of this Agreement, there are no Legal Proceedings pending or, to the knowledge of Parent or Merger Sub, Legal Proceedings threatened in writing, or investigations pending by any Governmental Authority, against Parent or Merger Sub that would have, individually or in the aggregate, a Parent Material Adverse Effect.

(b) No Orders. Neither Parent nor Merger Sub is subject to any Order of any kind or nature that would prevent or materially delay the consummation of the Transactions or the ability of Parent and Merger Sub to fully perform their respective obligations pursuant to this Agreement.

4.6 Ownership of Company Common Stock. None of Parent, Merger Sub or any of their respective directors, officers or Affiliates, or any employees of Parent, Merger Sub or any of their Affiliates (a) has owned any shares of Company Common Stock or (b) is or has been an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company, in each case, during the three years prior to the date hereof.

4.7 Brokers. Except for Lazard Frères & Co. LLC and Bank of America Europe DAC, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their Affiliates who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Merger and the other Transactions.

4.8 Operations of Merger Sub. The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. Merger Sub has been formed solely for the purpose of engaging in the Merger, and, prior to the Effective Time, Merger Sub shall not have engaged in any other business activities and shall not have incurred liabilities or obligations other than as contemplated by this Agreement. Parent owns beneficially and of record all of the outstanding capital stock and other equity and voting interest in, Merger Sub free and clear of all liens.

4.9 Sufficiency of Funds. Parent has as of the date hereof, and at the Closing, will have, sufficient immediately available funds to consummate the Transactions and to perform its obligations hereunder, including to make all payments of amounts payable pursuant to Article II in connection with or as a result of the Merger, to repay or discharge (after giving effect to the Merger) the principal of and interest, fees, premiums or other amounts payable on all Company Indebtedness as contemplated by this Agreement, and to pay all fees and expenses required to be paid by the Company, Parent or Merger Sub in connection with the Merger. Parent and Merger Sub expressly acknowledge and agree that their obligations under this Agreement, including their obligations to consummate the Merger or any of the other Transactions, are not subject to, or conditioned on, the receipt or availability of any funds or financing.

4.10 No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Merger. The adoption of this Agreement by the affirmative vote or consent of Parent is the only vote or consent of the holders of the capital stock of, or other equity interest in, Merger Sub necessary under applicable Law or its Organizational Documents to adopt this Agreement and consummate the Transactions.

4.11 Stockholder and Management Arrangements. Except for this Agreement and the Voting Agreements, none of Parent, Merger Sub or any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries: (a) relating to (i) this Agreement or the Merger, (ii) the Company or (iii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which (i) any holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder’s shares of Company Common Stock (including through any “roll-over” of existing equity in connection with the Transactions), (ii) any Company Stockholder has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) any Person has agreed to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.

4.12 Solvency. As of the Effective Time, assuming (i) the satisfaction of waiver of the conditions set forth in Section 7.1 and Section 7.2, (ii) the representations and warranties of the Company contained in Article III are true and correct in all material respects and (iii) immediately after giving effect to the Merger (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger and all related fees and expenses of Parent, Merger Sub, the Company and their respective Subsidiaries in connection therewith): (a) the amount of the “fair saleable value” of the assets of the Surviving Corporation and its Subsidiaries (on a consolidated basis) will exceed (i) the value of all liabilities of the Surviving Corporation and such Subsidiaries (on a consolidated basis), including contingent and other liabilities and (ii) the amount that will be required to pay the probable liabilities of the Surviving Corporation and its Subsidiaries (on a consolidated basis) on their existing debts (including contingent liabilities) as such debts become absolute and matured; (b) the Surviving Corporation and its Subsidiaries (on a consolidated basis) will not have an unreasonably small amount of capital for the operation of the businesses in which they are engaged or proposed to be engaged; and (c) the Surviving Corporation and its Subsidiaries (on a consolidated basis) will be able to pay their liabilities, including contingent and other liabilities, as they mature (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability). No transfer of property is being made by Parent, Merger Sub, the Surviving Corporation or any their respective Affiliates (or is contemplated being made) and no obligation is being incurred (or is contemplated being incurred) by Parent, Merger Sub, the Surviving Corporation or any of their respective Affiliates in connection with the Transactions (or any series of related transactions or any other transactions in close proximity with the Transactions) (A) with the intent to hinder, delay or defraud either present or future creditors of the Surviving Corporation, Parent, Merger Sub or any of their respective Affiliates, (B) that could reasonably be expected to render the Surviving Corporation, Parent, Merger Sub or any of their respective Affiliates insolvent or (C) that as of the date hereof, is reasonably expected to have a material adverse effect on the long term financial sustainability of the Surviving Corporation, Parent, Merger Sub or any of their respective Affiliates.

4.13 Non-Reliance. In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts, and other forward-looking information, as well as certain business and strategic plan information, regarding the Company and its Subsidiaries and their respective businesses and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business and strategic plans, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information, or business plans), and that, except for the representations and warranties expressly set forth in Article III, Parent and Merger Sub have not relied on such information or on any other representation or warranty (express or implied), memorandum, presentation or other materials or information provided by or on behalf of the Company and will have no claim against the Company or any of its Subsidiaries, or any of their respective Representatives, with respect thereto or any rights hereunder with respect thereto, except pursuant to the express terms of this Agreement, including on account of a breach of any of the representations, warranties, covenants, or agreements set forth herein. Without limiting the generality of the foregoing, Parent and Merger Sub each acknowledges and agrees that, except for the representations and warranties expressly made by the Company in Article III or in any certificate delivered pursuant to this Agreement, neither the Company nor any other Person makes or has made any representations or warranties with respect to any estimates, projections, forecasts, or other forward-looking information (or omissions therefrom) made available to Parent, Merger Sub or any of their respective Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions).

4.14 Parent and Merger Sub Information. The information supplied or to be supplied by Parent or Merger Sub for inclusion in the Proxy Statement will not, at the time the Proxy Statement (and any amendment or supplement thereto) is first filed with the SEC, at the time it is first disseminated to the Company Stockholders and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by Parent or Merger Sub with respect to statements made therein based on information supplied by the Company for inclusion or incorporation by reference therein.

4.15 Tax Matters.

(a) None of the Parent, Merger Sub or any of their respective Affiliates knows of any fact, agreement, plan or other circumstance that would reasonably be expected to cause the Merger contemplated by this Agreement to affect the Tax-Free Status of the Transactions.

(b) As of the date hereof, the representations set forth in the Parent Signing Representation Letter and the representation letter delivered in connection with the tax opinions delivered pursuant to the Waiver Agreement are true, complete and accurate in all material respects.

(c) As of the date hereof, none of the Parent, Merger Sub or any of their respective Affiliates are aware of any fact, agreement, plan or other circumstance that would reasonably be expected to prevent or preclude the Parent from delivering the Parent Closing Representation Letter or the representation letter it is required to deliver in connection with the tax opinions delivered pursuant to the Waiver Agreement immediately prior to the consummation of the Merger.

4.16 No Other Representations or Warranties; Acknowledgement of Disclaimer.

(a) Except for the representations and warranties of Parent and Merger Sub expressly set forth in this Article IV, the Voting Agreements or in a certificate delivered pursuant to this Agreement, none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes or has made any express or implied representation or warranty of any kind whatsoever, at Law or in equity, with respect to Parent or Merger Sub or with respect to any other information provided to the Company or any of its Subsidiaries or Representatives in connection with the Transactions.

(b) Parent and Merger Sub acknowledge and agree that, except for the representations and warranties of the Company expressly set forth in Article III, the Company Signing Representation Letter, the Company Closing Representation Letter, all representations required to be made pursuant to the Waiver Letter or in a certificate delivered pursuant to this Agreement, (a) none of the Company or any of its Affiliates is making and none of them has made any representations or warranties (express or implied) relating to itself (other than those made by the parties to the Voting Agreements solely with respect to themselves and their ownership of certain equity interests in the Company and not with respect to the Company or any other Affiliate of the Company) or its business, operations, assets, liabilities, conditions (financial or otherwise) or prospects or otherwise in connection with the Transactions, including the Merger, and none of Parent, Merger Sub or their respective Affiliates or Representatives is relying on any representation or warranty of the Company or any of its Affiliates except for those expressly set forth in Article III, the Company Signing Representation Letter, the Company Closing Representation Letter or in a certificate delivered pursuant to this Agreement and (b) no Person has been authorized by the Company or any of its Affiliates to make any representation or warranty relating to the Company or any of its Affiliates or their respective businesses or otherwise in connection with the Transactions, including the Merger, and if made, such representation or warranty has not been and shall not be relied upon by Parent or Merger Sub.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (A) as expressly required by this Agreement, (B) as set forth in Section 5.1 of the Company Disclosure Letter, (C) as required by applicable Law or (D) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed and shall be deemed given if Parent provides no written response within seven (7) Business Days after a written request by the Company for such consent), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time (the “Interim Period”), the Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to (provided that no action or omission by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 5.2 shall be deemed a breach of this sentence unless such action or omission would constitute a breach of such relevant provision of Section 5.2):

(a) conduct its business in all material respects in the ordinary course of business;

(b) preserve intact in all material respects its material assets, rights, properties and Material Contracts;

(c) make capital expenditures in accordance with the Company’s capital expenditure budget set forth in Section 5.1(c) of the Company Disclosure Letter (the “Capex Budget”); and

(d) preserve intact in all material respects its significant commercial relationships with third parties.

5.2 Forbearance Covenants. Except (A) as expressly required by this Agreement, (B) as set forth in Section 5.2 of the Company Disclosure Letter, (C) as required by applicable Law or (D) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed and shall be deemed given if Parent provides no written response within seven (7) Business Days after a written request by the Company for such consent), during the Interim Period, the Company shall not, and shall not permit any of its Subsidiaries, to:

(a) amend or repeal the Organizational Documents of the Company or any of its Subsidiaries (other than immaterial changes to the Organizational Documents of any of the Company’s Subsidiaries);

(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, conversion, division, restructuring, recapitalization or other reorganization;

(c) issue, sell, deliver or agree or commit to issue, sell or deliver any Company Securities or Company Subsidiary Securities, except: (i) upon the vesting, exercise or settlement of, Company RSUs, Company PSUs or Company DSUs, in each case, outstanding on the date of this Agreement or granted after the date hereof in compliance with this Agreement; (ii) pursuant to any purchases of shares of Company Common Stock under the current Purchase Period of the Company ESPP or the Company Canadian Share Purchase Plan in accordance with the terms of such plans as of the date of this Agreement and Section 2.8(c); or (iii) as contemplated by Sections 5.2(g) or 6.11;

(d) except for transactions solely among the Company and its wholly-owned Subsidiaries or solely among the wholly-owned Subsidiaries of the Company, adjust, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or other equity or voting interest, other than: (i) the withholding of shares of Company Common Stock to satisfy Tax obligations incurred in connection with the vesting and settlement of Company RSUs, Company PSUs or Company DSUs; and (ii) the acquisition by the Company of Company RSUs, Company PSUs or Company DSUs in connection with the forfeiture of such awards in accordance with the terms of the applicable Employee Plan as of the date of this Agreement;

(e) declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, except for (i) cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries, (ii) subject to the limitations set forth in Section 5.2(e) of the Company Disclosure Letter, regular quarterly cash dividends in accordance with past practice, including with customary declaration, record and payment dates, (iii) as a result of the vesting and settlement of any Company RSUs, Company PSUs or Company DSUs in accordance with the terms of the applicable Employee Plan as of the date of this Agreement, (iv) modify the terms of any shares of the Company’s capital stock or other equity or voting interest or (v) pledge or encumber any shares of the Company’s capital stock or other equity or voting interest;

(f) incur, assume, settle, prepay, endorse, guarantee, or otherwise become liable for any Indebtedness, except (i) revolving borrowings (including (A) any purchases or related fundings under the Company Receivables Facility and (B) the issuance of letters of credit) in the ordinary course of business in a manner consistent with past practice under the Company Debt Agreements or under any of the Company’s or any of its Subsidiaries’ other credit facilities as in effect on the date hereof or under facilities that replace, renew, extend, refinance or refund such existing credit facilities (including indebtedness incurred to repay or refinance related fees and expenses and accrued and unpaid interest and premium), it being understood that Parent will be entitled to consent to any such new facility in accordance with Section 5.2 if such existing facility to which it relates constitutes a Material Contract hereunder, (ii) guarantees or credit support provided by the Company or any of its Subsidiaries of the obligations of the Company or any of its Subsidiaries to the extent such obligations are in existence on the date of this Agreement or incurred in the ordinary course of business in compliance with this Section 5.2(f), (iii) performance bonds and surety bonds entered into in the ordinary course of business and (iv) any indebtedness among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries;

(g) (i) establish, enter into, adopt, amend or modify in any respect (including accelerating the vesting, funding or payment of any compensation or benefits under any Employee Plan or taking any action outside of the ordinary course of business to otherwise secure the funding or payment of any such compensation or benefits), or terminate, any Employee Plan; (ii) grant or increase any form of compensation or benefits payable by the Company or any of its Subsidiaries to any Service Provider (other than base salary increases in the ordinary course of business consistent with past practice for employees below grade level 8); (iii) enter into or increase the compensation under any employment, change in control, retention, severance or termination agreement with any Service Provider, except in respect of any employment arrangements entered into with any new hire that is permitted to be hired under Section 5.2(g)(v) below that provide compensation, benefits and severance arrangements that are generally consistent with the compensation, benefits and severance arrangements afforded to similarly situated employees of the Company or any of its Subsidiaries; (iv) grant any long-term incentive and equity or equity-based awards or amend or modify the terms of any outstanding long-term incentive and equity or equity-based awards (including any Company RSU, Company PSU or Company DSU) or any other bonus, commission or incentive compensation to, any Service Provider; (v) hire, promote or engage any employee at or above grade level 8 (other than in respect of any vacancy that is set forth on Section 5.2(g)(v) of the Company Disclosure Letter); (vi) terminate any employee of the Company or any of its Subsidiaries at grade level 8 or above other than for cause; or (vii) enter into, amend or terminate any Labor Agreement, except, as applicable, (A) to the extent required by applicable Law or the terms of any Employee Plan or Labor Agreement as in effect on the date of this Agreement or (B) in conjunction with annual renewals of service contracts solely for any retirement or health and welfare plans with respect to the applicable foregoing clauses that are made in the ordinary course of business and consistent with past practice that do not materially increase the costs as in effect as of the date of this Agreement to Parent, the Surviving Corporation or any of their respective Affiliates;

(h) take any action described in Section 5.2(h) of the Company Disclosure Letter;

(i) settle, release, waive or compromise any pending or threatened Legal Proceeding for an amount in excess of $500,000 individually or $1,500,000 in the aggregate other than any settlement where the amount paid or to be paid by the Company or any of its Subsidiaries is covered by insurance coverage maintained by the Company or any of its Subsidiaries;

(j) materially change the Company’s or its Subsidiaries’ methods, principles or practices of financial accounting or annual accounting period, except as required by GAAP, Regulation S-X of the Exchange Act (or any interpretation thereof), or by any Governmental Authority or applicable Law;

(k) (i) make, change or revoke any material Tax election, (ii) settle or compromise any material Tax liability or any audit, examination, claim, assessment or other proceeding relating to a material amount of Taxes or surrender any claim for a material refund of Taxes, (iii) change any annual Tax accounting period or change any method of Tax accounting, except as may be required by law or GAAP, (iv) file any material amended Tax Return, (v) enter into any material “closing agreement” within the meaning of Section 7121 of the Code (or any analogous or similar provision of state, local or non-U.S. Law), (vi) request any Tax ruling from any Governmental Authority or submit any supplemental requests relating to the IRS Ruling, Canadian Tax Ruling or any other ruling or determination from any Governmental Authority relating to the Separation Transactions, (vii) except in the ordinary course of business consistent with past practice, agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes or (viii) change or amend the Tax Matters Agreement;

(l) incur or commit to incur any capital expenditures other than capital expenditures that do not exceed $5,000,000 in the aggregate or are set forth in the Capex Budget;

(m) enter into, modify in any material respect, amend in any material respect, waive in any material respect or terminate (other than any Material Contract that has expired in accordance with its terms) any Material Contract except, in each case, in the ordinary course of business but only to the extent such Contract would not constitute a Material Contract under Section 1.1(lll)(vii); provided that any Material Contract (x) described by the definition set forth in Section 1.1(lll)(ii) shall be exclusively governed by Section 5.2(p), (y) described by the definition set forth in Section 1.1(lll)(v) shall be exclusively governed by Section 5.2(f) and (z) described by the definition set forth in Section 1.1(lll)(xii) shall be exclusively governed by Section 5.2(n);

(n) sell, assign, lease, sublease, license, sublicense or otherwise transfer or dispose of, abandon or permit to lapse, or create or incur any Lien (other than a Permitted Lien) on, or grant any option in or to any Company Owned Intellectual Property or the Intellectual Property licensed to the Company or any of its Subsidiaries pursuant to the Sunset Agreements, other than expirations of Company Registered Intellectual Property at the end of the applicable statutory term or any action permitted under Section 5.2(o), or (y) fail to take any action necessary to maintain, enforce or protect any Company Intellectual Property, including the Intellectual Property licensed to the Company or any of its Subsidiaries pursuant to the Sunset Agreements;

(o) enter into (or accept assignment of), amend, renew or extend (in each case, other than any IP License Agreement that is subject to any automatic renewal right of the applicable counterparty of such IP License Agreement), replace, approve sublicensees or subcontractors (including sub manufacturers or sub distributors), terminate (other than any IP License Agreement that has expired in accordance with its terms and is not subject to any automatic or other renewal right or option) or breach any IP License Agreement, including, for the avoidance of doubt, any Contract set forth in Section 5.2(o) of the Company Disclosure Letter;

(p) acquire any division, assets, properties, businesses or equity securities (or otherwise make any investment) in any Person (including by merger, consolidation or acquisition of stock or assets), other than (i) in or from any wholly owned Subsidiary of the Company or (ii) that do not exceed $2,500,000 in the aggregate;

(q) sell, lease, transfer, abandon, license, assign or otherwise dispose of or create any material Lien (other than Permitted Liens and other Liens incurred in the ordinary course of business) on any real property or acquire any real property or interests therein (whether by purchase, lease or otherwise);

(r) make any loans, advances or capital contributions to, any other Person, except for (i) extensions of credit to customers in the ordinary course of business; (ii) advances to directors, officers and other employees for travel and other business-related expenses, in each case, in the ordinary course of business and in compliance in all material respects with the Company’s or its Subsidiaries’ policies related thereto; or (iii) loans, advances or capital contributions to, any direct or indirect wholly owned Subsidiaries of the Company;

(s) enter into any new line of business;

(t) take any action that would reasonably be expected to result in the Company or any of its Subsidiaries being liable for any amount under Article V of the Tax Matters Agreement; or

(u) agree, resolve or commit to take any of the actions prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. Subject to the terms of Section 5.3(b), from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company and its Subsidiaries shall not, and shall not authorize or knowingly permit any of their respective Representatives to, directly or indirectly: (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer with respect to, that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or personnel, of the Company or any of its Subsidiaries, in any such case with the intent to knowingly induce the making, submission or announcement of, or to knowingly encourage or knowingly facilitate, any proposal or offer with respect to, that constitutes or would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (or inquiries, proposals or offers that would reasonably be expected to lead to an Acquisition Proposal), in each case, other than informing such Persons of the existence of the provisions contained in this Section 5.3 and contacting the Person making the Acquisition Proposal solely in order to clarify (but not to engage in negotiations or provide non-public information regarding) the terms or conditions of the Acquisition Proposal that are necessary to determine whether the Acquisition Proposal constitutes a Superior Proposal; (iv) approve, endorse or recommend an Acquisition Proposal; (v) approve, endorse or recommend any transaction under, or any Person becoming an “interested stockholder” under, Section 203 of the DGCL; or (vi) approve, endorse, recommend or enter into, or propose to approve, recommend or enter into, any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction (including any “clean team” or similar arrangement), other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). Subject to the following two sentences of this Section 5.3(a), and subject to the terms of Section 5.3(b), promptly (and in any event within two

(2) Business Days) following the execution of the Agreement, the Company shall (A) request the return or destruction of all non-public information concerning the Company or its Subsidiaries theretofore furnished to any such Person (other than Parent and its Representatives and Affiliates) with whom a confidentiality agreement was entered into at any time prior to the date hereof with respect to an Acquisition Proposal, (B) immediately cease and cause each of its Subsidiaries and cause its and their respective Representatives to immediately cease any discussions, communications or negotiations with any Person (other than the Parties and their respective Representatives) in connection with an Acquisition Proposal (or proposals or offers that would reasonably be expected to lead to an Acquisition Proposal) by such Person, in each case, that exists as of the date of this Agreement and (C) terminate all access of any Person (other than the Parties and their respective Representatives) to any electronic data room maintained by the Company with respect to any Acquisition Proposal. Following any notice from the Company to Parent under Section 5.3(d) which results in an executed amendment to the terms of this Agreement, the Company shall be required to perform its obligations again under this Section 5.3(a) promptly (and in any event within two (2) Business Days) following the execution of any such amendment. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will be required to enforce, and will not be permitted to waive, terminate or modify, any provision of any standstill or similar provision that prohibits or purports to prohibit a proposal being made to the Company Board (or any committee thereof) unless the Company Board (or any committee thereof) has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law.

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Agreement, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company’s receipt of the Requisite Stockholder Approval, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or personnel, of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to any Person or such Person’s Representatives that has made or delivered to the Company an Acquisition Proposal after the date of this Agreement and otherwise facilitate such Acquisition Proposal or assist such Person (and such Person’s Representatives and financing sources) with such Acquisition Proposal if requested by such Person, in each case, with respect to an Acquisition Proposal that was not the result of a material breach of Section 5.3(a), that the Company Board (or a committee thereof) has determined in good faith, after consultation with its financial advisors and outside legal counsel, (i) either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (ii) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that, subject to applicable Law and any applicable “clean team” or similar arrangement, the Company shall provide to Parent and Merger Sub any non-public information or data that is provided to any Person given such access that was not previously made available to Parent or Merger Sub prior to or promptly (and in any event within 24 hours) following the time it is provided to such Person.

(c) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as permitted by Section 5.3(d) or Section 5.3(f), the Company Board shall not:

(i) (A) withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the Company Board Recommendation in a manner adverse to Parent in any material respect, (B) fail to include the Company Board Recommendation in the Proxy Statement, (C) recommend a tender or exchange offer related to an Acquisition Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act; (D) adopt, endorse, approve, recommend or declare advisable, or propose publicly to adopt, endorse, approve, recommend or declare advisable, or submit to the Company Stockholders for approval or adoption, any Acquisition Proposal; or (E) fail to reaffirm the Company Board Recommendation within ten (10) Business Days of receiving a written request from Parent (or, if earlier, at least two (2) Business Days prior to the Company Stockholder Meeting, provided, however, that Parent may make such request no more than two (2) times in the aggregate) to provide such public reaffirmation following receipt by the Company of a publicly announced Acquisition Proposal (any action described in clauses (A) through (E), a “Company Board Recommendation Change”); provided that, for the avoidance of doubt, none of (1) the factually accurate disclosure by the Company of the receipt of an Acquisition Proposal, (2) the determination by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes a Superior Proposal or (3) the delivery by the Company of any notice contemplated by Section 5.3(d) will constitute a Company Board Recommendation Change; or

(ii) cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(d) Company Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company’s receipt of the Requisite Stockholder Approval:

(i) the Company Board (or a committee thereof) may effect a Company Board Recommendation Change (within the meaning of clauses (A) and (B) of the definition of “Company Board Recommendation Change”) in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(A) (1) the Company has provided prior written notice to Parent at least five (5) Business Days in advance (such notice period, including any extension thereto, in accordance with this Section 5.3(d)(i)(A), the “Intervening Event Notice Period”) to the effect that the Company Board (or a committee thereof) intends to effect a Company Board Recommendation Change, which notice shall specify the basis for such Company Board Recommendation Change; and (2) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during the Intervening Event Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement in such a manner that would obviate the need to effect a Company Board Recommendation Change; provided that, in the event the Intervening Event to which this provision applies thereafter changes in any material respect, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(i)(A) with respect to such new written notice, it being understood that the “Intervening Event Notice Period” in respect of such new written notice will be three (3) Business Days; and

(B) at the end of the Intervening Event Notice Period and prior to taking any such action, the Company Board has considered in good faith any such written proposals by Parent for amendments to make revisions to the terms of this Agreement, and has determined in good faith (after consultation with its financial advisors and outside legal counsel), that the failure to effect a Company Board Recommendation Change would continue to be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law if such changes proposed by Parent were to be given effect; or

(ii) if the Company has received an Acquisition Proposal that did not result from a breach of Section 5.3(a) (other than a breach in a de minimis respect) and that the Company Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal, then the Company Board may (A) effect a Company Board Recommendation Change with respect to such Acquisition Proposal; or (B) cause the Company to terminate this Agreement pursuant to Section 8.1(h) in order to substantially concurrently enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal; provided that the Company Board (or a committee thereof) shall not take any action described in the foregoing clauses (A) and (B) unless:

(A) the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law;

(B) (1) the Company has provided prior written notice to Parent at least five (5) Business Days in advance (such notice period, including any extension thereto, in accordance with this Section 5.3(d)(ii)(B), the “Acquisition Proposal Notice Period”) to the effect that the Company Board (or a committee thereof) intends to take the actions described in clauses (A) or (B) of Section 5.3(d)(ii), which notice shall specify the identity of the Person or Group making such Acquisition Proposal, the material terms thereof and copies of all material relevant agreements (including any Alternative Acquisition Agreements) relating to such Acquisition Proposal; and (2) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, during the Acquisition Proposal Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement in such a manner that would obviate the need to effect a Company Board Recommendation Change or termination; provided that, in the event of any material modifications to such Acquisition Proposal (it being understood that any change to the financial terms (including the form, amount and timing of payment of consideration) or other material terms of such proposal shall be deemed a material modification), the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(B) with respect to such new written notice, it being understood that the “Acquisition Proposal Notice Period” in respect of such new written notice will be three (3) Business Days; and

(C) at the end of the Acquisition Proposal Notice Period and prior to taking any such action, the Company Board has considered in good faith any such written proposals by Parent for amendments to make revisions to the terms of this Agreement, and has determined in good faith (after consultation with its financial advisors and outside legal counsel), that (1) such Acquisition Proposal continues to constitute a Superior Proposal and (2) the failure to take such action would continue to be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law if such changes proposed by Parent were to be given effect.

(e) Notice. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall as promptly as reasonably practicable (and, in any event, within forty-eight (48) hours) notify Parent if any Acquisition Proposal, any offer or proposal that would reasonably be expected to lead to an Acquisition Proposal, or any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books, records or other documents relating to the Company or any of its Subsidiaries by any Person that has indicated it may be considering making, or had made an Acquisition Proposal, is received by the Company or any of its Representatives. Such notice must include (i) the identity of the Person or Group making such Acquisition Proposal; and (ii) to the extent such terms and conditions are provided to the Company, a summary of the material terms and conditions (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements) of any such Acquisition Proposal and, to the extent submitted in writing, copies of any such Acquisition Proposal. Thereafter, the Company must keep Parent reasonably informed, on a prompt basis (and, in any event, within forty-eight (48) hours), of the status and material terms of any such Acquisition Proposal (including any material amendments, revisions or other changes thereto) and the status of any related discussions or negotiations. Any material amendment to any Acquisition Proposal will be deemed to be a new Acquisition Proposal for purposes of the Company’s compliance with this Section 5.3(e).

(f) Certain Disclosures. Nothing contained in this Agreement will prohibit the Company or the Company Board (or a committee thereof) (1) from taking and disclosing to the Company Stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication in connection with the making or amendment of a tender offer or exchange offer), making a customary “stop-look-and-listen” communication to the Company Stockholders pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communication) or (2) from making disclosures to the Company Stockholders required under applicable securities Laws with regard to the Transactions or an Acquisition Proposal (solely with respect to clause (2), so long as any such disclosure does not include any statement that constitutes, and does not otherwise constitute, a Company Board Recommendation Change).

(g) Breach by Representatives. The Company agrees that the taking of any action that the Company is prohibited to take under this Section 5.3 by any director or officer of the Company, or a financial or other advisor acting at the direction or on behalf of the Company or its Affiliates, will be deemed to be a breach of this Section 5.3 by the Company. The Company will not authorize, direct or knowingly permit any director, officer, employee or financial or other advisor or Representative of the Company to breach this Section 5.3, and upon becoming aware of any breach or threatened breach of this Section 5.3 by any such Person, shall use its reasonable best efforts to stop such breach or threatened breach.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent, Merger Sub and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement (including this Section 6.1(a)) and subject to any different standard set forth herein with respect to any covenant or obligation (including Sections 5.1, 6.2 and 6.6(a)), Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company shall, on the other hand, use their respective reasonable best efforts to (i) take (or cause to be taken) all actions; (ii) do (or cause to be done) all things; and (iii) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are reasonably necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Merger and the other Transactions, including by (A) causing the conditions to the Merger set forth in Article VII to be satisfied and (B) (1) obtaining all consents, waivers, approvals, Orders and authorizations from Governmental Authorities; and (2) making all registrations, declarations and filings with Governmental Authorities, in each case that are reasonably necessary or advisable to consummate the Transactions. This Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

(b) No Consent Fees or Accommodations. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, none of Parent, Merger Sub, the Company nor any of their respective Subsidiaries will be required to agree (or, in the case of the Company or its Subsidiaries, will agree without Parent’s consent) to (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty) or any other concessions; or (iii) material conditions or obligations, including amendments to existing material conditions and obligations, in the case of each of the preceding clauses (i), (ii) and (iii), in connection with the Transactions, including in connection with obtaining any consent pursuant to any Material Contract.

(c) Obligations of Merger Sub. Parent and Merger Sub shall be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

6.2 Antitrust and Regulatory Matters.

(a) Filing Under Antitrust Laws. Each of Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company (and its Affiliates, if applicable), on the other hand, shall, to the extent required, (i) within twenty-five (25) Business Days following the date of this Agreement, file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act and (ii) within twenty (20) Business Days or such earlier period required by Law, file such notification filings, forms and submissions, including any applications for waivers or draft notifications in jurisdictions requiring pre-notification, with any Governmental Authority as are required pursuant to other applicable Antitrust Laws in connection with the Merger. Each of Parent and the Company shall (A) cooperate and coordinate (and shall cause its respective Affiliates to cooperate and coordinate) with the other in the making of such filings; (B) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) supply (or cause to be supplied) any additional information that may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (D) subject to Section 6.2(b), use reasonable best efforts to take (and cause their Affiliates to take) all actions reasonably necessary, proper or advisable to (1) cause the expiration, termination or waiver of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws applicable to this Agreement or the Merger; and (2) obtain all clearances, consents, approvals, waivers, actions, non-actions and other authorizations pursuant to any Antitrust Laws applicable to this Agreement or the Merger, in each case as promptly as reasonably practicable and in any event at least five (5) Business Days prior to the Termination Date. Each of Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, shall promptly inform the other of any material communication from any Governmental Authority regarding the Merger in connection with such filings. If a Party or any of its Affiliates receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided that no Party may extend any waiting period or enter into any agreement or understanding with any Governmental Authority to delay the Closing without the permission of the other Parties, which shall not be unreasonably withheld, conditioned or delayed. Parent and Merger Sub shall be solely responsible for payment of all filing fees payable to a Governmental Authority in connection with filings made under the HSR Act and any other Antitrust Laws, it being understood that the costs and expenses of preparing such notification filings, forms, applications and submissions to any Governmental Authority shall be borne by the Party incurring such costs and expenses, whether or not the Merger is consummated.

(b) Avoidance of Impediments. In furtherance and not in limitation of the other covenants in this Section 6.2, each of Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable) use its reasonable best efforts to take all actions reasonably necessary to obtain clearances, consents, approvals, waivers, actions, expirations or terminations of any waiting period, non-actions or other authorizations pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, and to avoid or eliminate each and every impediment under any Antitrust Law applicable to the Merger as promptly as practicable and in any event at least five (5) Business Days prior to the Termination Date. Notwithstanding anything in this Agreement to the contrary, nothing in this Section 6.2(b) or elsewhere in this Agreement shall require or obligate Parent, Merger Sub, or any of their respective Affiliates or Subsidiaries to, and the Company shall not, without the prior written consent of Parent, offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (i) the sale, divestiture, transfer, license, disposition, or hold separate (through the establishment of a trust or otherwise), of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of Parent, Merger Sub and their respective Affiliates and of the Company and its Subsidiaries; (ii) the termination, modification, or assignment of existing relationships, joint ventures, Contracts, or obligations of Parent, Merger Sub and their respective Affiliates and of the Company and its Subsidiaries; (iii) the modification of any course of conduct regarding future operations of Parent, Merger Sub and their respective Affiliates and of the Company and its Subsidiaries; and (iv) any other restrictions on the activities of Parent, Merger Sub and their respective Affiliates and of the Company and its Subsidiaries, including the freedom of action of Parent, Merger Sub and their respective Affiliates and of the Company and its Subsidiaries with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to this Agreement. Parent shall oppose any request for, the entry of, and seek to have vacated or terminated, any order, judgment, decree, injunction or ruling of any Governmental Authority that would restrain, prevent or delay any required consents, clearances, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations applicable to the Merger, including by defending through litigation, any action asserted by any Person in any court or before any Governmental Authority and by exhausting all avenues of appeal, including appealing properly any adverse decision or order by any Governmental Authority, it being understood that the costs and expenses of all such actions shall be borne by the Party incurring such costs and expenses, whether or not the Merger is consummated. Notwithstanding the foregoing, nothing in this Agreement shall require Parent or any of its Subsidiaries or the Company or any of its Subsidiaries to enter into any agreement or consent decree with the DOJ, FTC or any other Governmental Authority or take, or agree to take, any other action that is not conditioned on the Closing.

(c) Cooperation. In furtherance and not in limitation of the foregoing, the Company, Parent and Merger Sub shall (and shall cause their respective Affiliates to), subject to any restrictions under applicable Laws: (i) promptly notify the other Parties of, and, if in writing, furnish the others with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Merger and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings (except for HSR filings), submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Merger to a Governmental Authority; (ii) keep the other Parties informed (on a prompt basis) with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Merger and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval, waiver or other authorizations, (B) the expiration, termination or waiver of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Merger; and (iii) not independently participate in any meeting, hearing, proceeding or substantive discussions (whether in person, by telephone, by video or otherwise) with or before any Governmental Authority in respect of the Merger without giving the other parties reasonable prior notice of such meeting or substantive discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of the Company, Parent and Merger Sub may reasonably designate any commercially sensitive information provided to any Governmental Authority as restricted to “outside counsel only” and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the commercially sensitive information; provided that each of the Company, Parent and Merger Sub may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel only” basis, and that the Company, Parent and Merger Sub shall not in any event be required to share information that benefits from legal privilege with the other Parties, even on an “outside counsel only” basis, where this would or reasonably could cause such information to cease to benefit from legal privilege.

(d) Early Termination. Each of Parent, Merger Sub and the Company shall, and shall cause its respective Affiliates to, request early termination of the initial waiting period under the HSR Act.

(e) Other Actions. Until the later of (i) the expiration or termination of any waiting periods (and, subject to Section 6.2, any extensions thereof) applicable to the Transaction pursuant to the HSR Act and (ii) the approvals, clearances or expirations or waivers of waiting periods in the jurisdictions set forth in Section 7.1(b) of the Company Disclosure Letter, in each case, having occurred or been obtained (as applicable), Parent and Merger Sub shall not, and shall cause each of their Affiliates not to, (i) acquire (by stock purchase, merger, consolidation, purchase of assets, license or otherwise); or (ii) enter into or agree to enter into any Contracts or arrangements for an acquisition (by stock purchase, merger, consolidation, purchase of assets, license or otherwise) of, any ownership interest, equity interests, assets or rights in or of any Person that manufactures, distributes, markets or sells ready-to-eat cereal, granola or muesli products in the United States, Canada or Mexico and, in respect of clauses (i) and (ii), that would reasonably be expected to, individually or in the aggregate: (A) prevent, materially delay or materially impede the obtaining of, or adversely affect in any material respect the ability of Parent and its Affiliates to procure, any clearances, approvals, waivers, actions, non-actions, authorizations, consents, orders or declarations of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the Transactions, including the Merger; (B) materially increase the risk of any Governmental Authority entering an order, ruling, judgment or injunction prohibiting the consummation of the Transactions, including the Merger; or (C) cause Parent, Merger Sub or the Company to be required to obtain any additional clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under any Laws with respect to the Merger and the other Transactions that would reasonably be expected to prevent, materially delay or materially impede the consummation of the Merger or the satisfaction of any of the closing conditions thereto.

6.3 Proxy Statement and Other Required SEC Filings.

(a) Proxy Statement. As promptly as reasonably practicable (but no later than twenty (20) Business Days) following the date of this Agreement, the Company (with the assistance and cooperation of Parent and Merger Sub as reasonably requested by the Company) shall prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting; provided that the Company shall not be in breach of this Section 6.3(a) as a result of any delay in filing the Proxy Statement caused by Parent’s or Merger Sub’s failure to comply with their obligations pursuant to Section 6.3(c) in any material respect. Subject to Section 5.3(d), the Company shall include the Company Board Recommendation in the Proxy Statement.

(b) Other Required Company Filing. If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company (with the assistance and cooperation of Parent and Merger Sub as reasonably requested by the Company) shall promptly prepare and file such Other Required Company Filing with the SEC; provided that the Company shall not be in breach of this Section 6.3(b) as a result of any delay in filing the Other Required Company Filings caused by Parent’s or Merger Sub’s failure to comply with their obligations pursuant to Section 6.3(c) in any material respect. The Company shall use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE. The Company may not file the Proxy Statement or any Other Required Company Filing with the SEC without providing Parent and its counsel, to the extent practicable, a reasonable opportunity to review and comment thereon and the Company shall consider in good faith all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(c) Furnishing Information. Each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and any Other Required Company Filing. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Parent, Merger Sub or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent or Merger Sub, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement or any Other Required Company Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable Law or the SEC or its staff, disseminated to the Company Stockholders.

(d) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and Parent, Merger Sub and their respective Affiliates, on the other hand, shall provide the other Party a reasonable opportunity to review and comment on any written communication with the SEC or its staff with respect to the Proxy Statement or any Other Required Company Filing, as the case may be, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(e) Notices. The Company, on the one hand, and Parent and Merger Sub, on the other hand, shall advise the other, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement or any Other Required Company Filing, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement or any Other Required Company Filing, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection with the items in the immediately preceding clauses (i) and (ii).

(f) Dissemination of Proxy Statement. Subject to applicable Law, the Company shall use its reasonable best efforts to cause the Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable, and in no event more than four (4) Business Days (with commencement of dissemination no more than three (3) Business Days), following confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to have occurred if the SEC has not affirmatively notified the Company by 11:59 p.m., New York City time, on the tenth calendar day following such filing with the SEC that the SEC will or will not be reviewing the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. Subject to Section 5.3, following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as practicable following the mailing of the Proxy Statement to the Company Stockholders for the purpose of obtaining the Requisite Stockholder Approval; provided, however, that in no event shall the Company be required to hold the Company Stockholder Meeting prior to the date that is twenty (20) Business Days following the mailing of the Proxy Statement, and in no event shall the Company Stockholder Meeting be held later than the thirtieth (30th) day following commencement of the mailing of the Proxy Statement unless otherwise agreed to by the Company and Parent in writing. Unless there has been a Company Board Recommendation Change, the Company shall use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval. Subject to the provisions of this Agreement, the Company will conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act in a manner to enable the record date for the Company Stockholder Meeting to be set so that the Company Stockholder Meeting can be held as promptly as possible following the commencement of the mailing of the Proxy Statement.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholder Meeting (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approval; (ii) if there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company

Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or a request from the SEC or its staff; or (iv) in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders if, in the good faith judgment of the Company Board (after consultation with outside legal counsel), such postponement or adjournment is required by applicable Law; provided that in the case of the foregoing clauses (i), (ii) and (iv), such postponement or adjournment shall not (x) occur on more than two occasions or (y) be for more than ten (10) Business Days, in each case, without the prior written consent of Parent; provided, further, that in no event (x) shall the Company Stockholder Meeting be postponed or adjourned beyond the date that is five (5) Business Days prior to the Termination Date or (y) once it is fixed by the Company Board, shall the record date for the Company Stockholder Meeting change (whether or not in connection with any such postponement or adjournment), without the prior written consent of Parent.

6.5 Waiver Agreement. Without the prior written consent of Parent (which Parent shall be entitled to grant or withhold in its sole and absolute discretion), the Company shall not, and shall cause its Subsidiaries not to, amend, restate, modify, supplement or otherwise change in any respect, waive any rights under, terminate, fail to perform any of its obligations under, or otherwise take any action that would impede or delay its ability to enforce its rights under, in each case, the Waiver Agreement. Without limiting the foregoing, the Company shall, and at Parent’s written request shall, take any and all actions to (i) perform and comply with all of its covenants and obligations under the Waiver Agreement, (ii) ensure that the other parties to the Waiver Agreement perform and comply with all of their obligations under the Waiver Agreement and (iii) enforce its rights under the Waiver Agreement, including exercising any and all remedies available, whether under the Waiver Agreement or otherwise.

6.6 Financing Cooperation.

(a) Cooperation. Following the date of this Agreement and prior to the Effective Time, the Company shall use its commercially reasonable efforts, and shall cause each of its applicable Subsidiaries to use its commercially reasonable efforts, to provide Parent with all customary cooperation, in each case at Parent’s sole expense, as may be reasonably requested by Parent to arrange, syndicate and obtain any debt financing provided by financing sources for the purpose of funding a portion of the Transactions, including any repayment, prepayment or discharge of the outstanding Company Indebtedness (the “Debt Financing”), or in connection with obtaining the Company Credit Agreement Consent, including using commercially reasonable efforts in:

(i) causing senior management of the Company to participate in a reasonable number of telephonic or virtual meetings, presentations, due diligence sessions and sessions with prospective financing sources and rating agencies to the extent customary for such Debt Financing, in each case, during normal business hours and with reasonable advance written notice to the Company, and at times and locations to be mutually agreed;

(ii) providing reasonable and customary assistance to Parent with the preparation of customary rating agency presentations and bank information memoranda (including a bank information memorandum that does not include material non-public information and the delivery of customary authorization letters with respect to the bank information memoranda executed by a senior officer of the Company authorizing the distribution of information to prospective lenders or investors and containing (A) a representation to the prospective financing sources that the public side versions of such documents, if any, do not include material non-public information about the Company or its Subsidiaries or their securities and (B) a customary “10b-5” representation) and similar documents, in each case, to the extent reasonably requested in writing by the Merger Sub or Parent, required in connection with the Debt Financing;

(iii) providing reasonable and customary assistance to Parent in connection with the preparation and execution of any pledge and security documents and other definitive financing documents or other requested certificates or documents as may be reasonably requested by Parent, it being understood that such documents and any obligations contained therein will not take effect until the Effective Time;

(iv) furnishing Parent with the Required Financing Information by the time such information becomes Required Financing Information in accordance with the definition thereof; it being understood that the Parent shall (and, for the avoidance of doubt, the Company shall not) be responsible for the preparation of any pro forma financial statements and customary marketing materials (other than any assistance required under clause (ii) above) for the Debt Financing and that, notwithstanding anything to the contrary contained herein, the Company shall not be required to deliver any financial information other than the Required Financing Information in a form not customarily prepared by the Company;

(v) providing reasonable and customary assistance in the taking of all corporate and other actions, subject to the occurrence of the Closing, reasonably necessary to permit the consummation of the Debt Financing on the Closing Date; it being understood that no such corporate or other action will take effect prior to the Closing and the directors of the Company will not approve the Debt Financing to be effective prior to the Effective Time; and

(vi) at least two (2) Business Days prior to the Closing Date, furnishing Parent with all customary documentation and other information with respect to the Company required by U.S. regulatory authorities pursuant to applicable “know your customer” and anti money laundering rules and regulations to the extent required by the applicable financing sources and requested in writing at least ten (10) Business Days prior to the Closing Date.

(b) Obligations of the Company. Nothing in this Section 6.6 will require the Company or any of its Subsidiaries to (i) waive or amend any terms of this Agreement or agree to pay any fees or reimburse any expenses prior to the Effective Time, (ii) enter into any definitive agreement the effectiveness of which is not conditioned upon the Closing (other than any authorization letters contemplated by clause (a)(ii) above, conditional notices of prepayment, conditional borrowing notices or Company Credit Agreement Consents, as applicable), (iii) give any indemnities (other than customary indemnities in connection with the Company Credit Agreement Consents) that are effective prior to the Effective Time or (iv) take any action that would unreasonably interfere or disrupt with the conduct of the business or the operations of the Company and its Subsidiaries, breach any confidentiality obligations in any Material Contract (if such party shall have used reasonable best efforts to disclose such information in a way that would not violate such confidentiality obligations), cause significant competitive harm to the business or the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries. In addition, no action, liability or obligation of the Company, any of its Subsidiaries or any of their respective Representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the Debt Financing will be effective until the Effective Time, and neither the Company nor any of its Subsidiaries will be required to take any action pursuant to any certificate, agreement, arrangement, document or instrument that is not contingent on the occurrence of the Closing or that must be effective prior to the Effective Time (other than any authorization letters contemplated by clause (a)(ii) above, conditional notices of prepayment, conditional borrowing notices or Company Credit Agreement Consents, as applicable). Nothing in this Section 6.6 will require the Company, its Subsidiaries or their respective directors (or the equivalent thereof), officers or employees to execute, deliver or enter into, or perform any agreement, document or instrument (in each case, other than any authorization letters contemplated by clause (a)(ii) above, conditional notices of prepayment, conditional borrowing notices or Company Credit Agreement Consents, as applicable), including any definitive financing document, with respect to any debt financing or adopt resolutions approving the agreements, documents and/or instruments pursuant to which any debt financing is obtained or pledge any collateral with respect to any debt financing prior to the Closing. Nothing in this Section 6.6 shall require (A) any officer or Representative of the Company or any of its Subsidiaries to deliver any certificate or take any other action under this Section 6.6 that could reasonably be expected to result in personal liability to such officer or Representative; or (B) the Company Board to approve any financing or Contracts related thereto prior to the Effective Time (it being understood and agreed that all such certificates, opinions or resolutions shall be delivered by an officer or board member of the Surviving Corporation immediately after the Effective Time). The Company and its Subsidiaries and Representatives shall not be required to deliver any legal opinions or provide any solvency or other similar certificate of its chief financial officer or similar representative prior to the Effective Time. Nothing in this Section 6.6 shall require the Company or its Subsidiaries to (i) provide or prepare any financial statements not contemplated by Section 6.6(a)(iv) (and the Company’s obligation to deliver financial statements (including the timing thereof) shall be governed solely by Section 6.6(a)(iv)), (ii) take an action that would conflict with the organizational documents of the Company or its Subsidiaries, (iii) take any action that would result in the contravention of, or that would result in a violation or breach of, or a default (with or without notice, lapse of time or both) under any Material Contract to which the Company or its Subsidiaries is party or by which it is bound, or (iv) provide or prepare any projections or pro forma financial statements. Notwithstanding anything to the contrary in this Agreement, the condition set forth in Section 7.2(b), as it applies to the Company’s obligations relating to the Debt Financing, shall be deemed satisfied, and the Company shall not be deemed to have breached or failed to perform or observe any covenants, obligations or other agreements contained in this Agreement relating to the Debt Financing, in each case, unless (x) the Debt Financing has not been obtained due to the Company’s Willful and Material Breach of its obligations under this Section 6.6, (y) such Willful and Material Breach was the proximate cause of the failure of the Parent or its Affiliates to receive any material portion of the proceeds of the Debt Financing and (z) such Willful and Material Breach has not been cured on or prior to the earlier of (I) the third (3rd) Business Day after Parent has provided written notice specifically identifying such breach to the Company and (II) the date that Closing would otherwise occur.

(c) Company Indebtedness.

(i) At least three (3) Business Days prior to the Effective Time, with respect to all Company Indebtedness (other than, for the avoidance of doubt, the Company Credit Agreement if a Company Credit Agreement Consent is entered into and effective on or prior to the Closing Date), the Company shall have delivered (A) to Parent payoff letters in customary form from the lenders (or their applicable representative) with respect to the Company Debt Agreements, stating the amounts required to pay in full all obligations (other than any contingent reimbursement and indemnity obligations that expressly survive termination of the Company Debt Agreements) thereunder and to effect the termination and/or release of any related liens or other security interests and guarantees in connection with the Company Debt Agreements (subject to the finalization of such amounts prior to the Effective Time), and stating that upon receipt of such amounts all obligations under the Company Debt Agreements shall be terminated and repaid in full and the termination and/or release of such related liens or other security interests and guarantees shall occur and (B) to the agent or lenders under the Company Debt Agreements (other than contingent indemnification and unasserted expense reimbursement obligations), any notices as may be required pursuant to the Company Debt Agreements (including conditional notices of prepayment and redemption). Notwithstanding the foregoing, Parent may elect that the Company Receivables Facility remain outstanding and not be subject to this Section 6.6(c), in which case the Company will provide reasonably requested cooperation in connection with any proposed consent or amendment solicitation, subject to limitations consistent with Section 6.6(b).

(ii) At or prior to the Effective Time, Parent shall provide (or cause to be provided) to (or on behalf of) the Company funds in an amount equal to the amount necessary for the Company to repay and discharge in full all amounts outstanding pursuant to the Company Indebtedness (other than, for the avoidance of doubt, the Company Credit Agreement if a Company Credit Agreement Consent is entered into and effective on or prior to the Closing Date) and upon the receipt thereof, concurrently with the Effective Time, the Company shall repay and discharge (or cause to be repaid and discharged) such Company Indebtedness (other than, for the avoidance of doubt, the Company Credit Agreement if a Company Credit Agreement Consent is entered into and effective on or prior to the Closing Date).

(d) Use of Logos. The Company hereby consents to the limited use of its and its Subsidiaries’ logos solely in connection with the Debt Financing or the Company Credit Agreement Consents so long as such logos (i) are used solely in a manner that is not intended to, or reasonably likely to, harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries; and (ii) are used solely in connection with a description of the Company or any of its Subsidiaries, its or their respective businesses and products, or the Merger in each case within the context of the Debt Financing or the Company Credit Agreement Consents.

(e) Confidentiality. All non-public or other confidential information provided by the Company, its Subsidiaries or any of their Representatives pursuant to this Agreement shall be kept confidential in accordance with the Confidentiality Agreement, except that Parent and Merger Sub will be permitted to disclose such information to any financing sources or prospective financing sources and other financial institutions and investors that are or may become parties to the Debt Financing or the Company Credit Agreement Consents, and to any underwriters, initial purchasers, ratings agencies or placement agents in connection with the Debt Financing or the Company Credit Agreement Consents (and, in each case, to their respective counsel and auditors) so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto or (ii) are subject to customary confidentiality undertakings (including through a notice and undertaking in a form customarily used in confidential information memoranda for senior credit facilities).

(f) Reimbursement. Promptly upon request by the Company, Parent shall reimburse the Company for any reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Company, its Subsidiaries or any of its Representatives in connection with the cooperation or obligations of the Company, its Subsidiaries and their Representatives contemplated by this Section 6.6.

(g) Indemnification. The Company, its Subsidiaries and their respective Representatives shall be indemnified and held harmless by Parent and Merger Sub from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with their cooperation in arranging the Debt Financing and/or the Company Credit Agreement Consents pursuant to this Agreement or the provision of information utilized in connection therewith, except (i) with respect to any material misstatement in, or material omission from, written information prepared or provided by or on behalf of the Company or any of its Subsidiaries or any of their respective Representatives or Affiliates for use in connection with the Debt Financing and (ii) to the extent such losses, damages, claims, costs or expenses arise from the Willful and Material Breach of this Agreement by the Company or result from the gross negligence, bad faith or willful misconduct of the Company, any of its Subsidiaries or their respective Representatives or Affiliates.

(h) No Exclusive Arrangements. In no event will Parent, Merger Sub or any of their respective Affiliates (which for this purpose will be deemed to include each investor in Parent or Merger Sub and the financing sources or potential financing sources of Parent, Merger Sub and such investors) enter into any Contract prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide debt or equity financing or financial advisory services to any Person, in each case in connection with a transaction relating to the Company or any of its Subsidiaries or in connection with the Merger.

6.7 Anti-Takeover Laws. The Company and the Company Board shall (a) take all actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Merger; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Merger, take all actions within their power to ensure that the Merger and the other Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger or the other Transactions.

6.8 Access. At all times during the Interim Period, the Company shall afford Parent and its Representatives reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance request, to the properties, books and records and personnel of the Company solely for the purpose of consummating the Transactions, or to the extent necessary for the purposes of business planning and understanding and planning for post-Closing integration and transition, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that: (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information or providing access to such documents or information would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access would result in the disclosure of any trade secrets (including source code) of the Company, any of its Subsidiaries or any third Persons; or (d) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; provided, that the Company shall inform Parent of the general nature of the information being withheld and, upon Parent’s request, use its commercially reasonable efforts to allow for any access or disclosure in a manner that does not result in the effects set out in the foregoing clauses (a) through (d), including by making appropriate substitute arrangements. Nothing in this Section 6.8 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.8 shall be conducted in a manner that does not (i) unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media. Except as may be otherwise permitted by this Section 6.8 and except in the ordinary course of business and not related to the Transactions, Parent and Merger Sub shall not, and shall cause their respective Representatives not to, contact any Person known by them to be an employee, independent contractor or other service provider of the Company or any of its Subsidiaries not involved in the negotiation of the Transactions or any Person known by them to be a customer, technology or other partner, vendor or supplier of the Company in connection with the Merger or any of the other Transactions, in each case, without the Company’s prior written consent, and Parent and Merger Sub acknowledge and agree that any such contact shall be arranged and supervised by Representatives of the Company. All requests for access pursuant to this Section 6.8 must be directed to the Vice President, Chief Corporate Counsel and Secretary of the Company or other Person designated by the Company. As promptly as reasonably practicable after the date hereof, each of the Company and Parent will, in good faith and subject to Applicable Law, use its reasonable best efforts to develop a post-closing integration plan and to cooperate with Parent to prepare to effectuate such plan; provided, that such activities shall not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties. Neither Party shall have control over any other Party’s operations, business or decision-making before the Effective Time, and control over all such matters shall remain in the hands of the relevant Party, in each case subject to the terms and conditions of this Agreement.

6.9 Section 16(b) Exemption. Prior to the Effective Time, the Company shall take all such actions as may be reasonably necessary or advisable hereto to cause any dispositions of shares of Company Common Stock, Company RSUs, Company PSUs or Company DSUs in connection with the Transactions (including derivative securities of such shares of Company Common Stock, Company RSUs, Company PSUs or Company DSUs) by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.10 Directors’ and Officers’ Exculpation, Indemnification and Insurance.

(a) Indemnified Persons. The Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its Subsidiaries pursuant to any indemnification agreements between the Company and any of its Subsidiaries or Affiliates, on the one hand, and any of their respective current or former directors or officers (and any person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time), on the other hand (each, together with such Person’s heirs, executors and administrators, an “Indemnified Person” and, collectively, the “Indemnified Persons”). In addition, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) cause the Organizational Documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Organizational Documents of the Company and its Subsidiaries, as of the date of this Agreement. During such six (6)-year period, such provisions may not be repealed, amended or otherwise modified in any adverse manner except as required by applicable Law.

(b) Indemnification Obligation. Without limiting the generality of the provisions of Section 6.10(a), during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to), to the fullest extent permitted by applicable Law, and any of its Subsidiaries in effect on the date of this Agreement shall, indemnify and hold harmless each Indemnified Person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, penalties, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, whenever asserted, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) the fact that an Indemnified Person is or was a director or officer of the Company or such Subsidiary; (ii) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director or officer of the Company or any of its Subsidiaries, or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a director, officer, employee, agent, trustee or fiduciary of another Person (including any employee benefit plan), regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and (iii) the Merger, as well as any actions taken by the Company, Parent or Merger Sub with respect thereto (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent), except that if, at any time prior to the sixth (6th) anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.10(b), then the claim asserted in such notice will survive the sixth (6th) anniversary of the Effective Time until such claim is fully and finally resolved. In the event of any such Legal Proceeding, the Surviving Corporation shall advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation nor any of their respective Affiliates shall settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of, or relating to, such Legal Proceeding or such Indemnified Person otherwise consents in writing (such consent not to be unreasonably withheld or delayed) to such settlement, compromise, consent or termination.

(c) D&O Insurance. Prior to the Effective Time, the Company shall, as of the Effective Time, purchase a prepaid six (6)-year “tail” policy with respect to the Company’s current directors’ and officers’ liability insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance in effect as of immediately prior to the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. The aggregate cost for such six (6)-year “tail” policy shall not exceed 300% of the aggregate annual premium paid by the Company for its directors’ and officers’ liability insurance for coverage for its last full fiscal year (the “Maximum Aggregate Premium”). The Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such “tail” policy in full force and effect for a period of no less than six (6) years after the Effective Time and continue to honor its obligations thereunder. If the Company is unable to obtain the six (6)-year “tail” policy for an aggregate cost less than or equal to the Maximum Aggregate Premium, Parent shall cause the Surviving Corporation to instead obtain as much comparable insurance as possible for an aggregate premium equal to the Maximum Aggregate Premium.

(d) Successors and Assigns. If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or Surviving Corporation or entity in such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then proper provisions will be made to the extent such obligations are not otherwise assumed by operation of Law so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns shall assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.10.

(e) No Impairment. The obligations set forth in this Section 6.10 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other Person who is a beneficiary pursuant to the D&O Insurance or the “tail” policy referred to in Section 6.10(c) (and their heirs and representatives), the “Other Indemnified Persons”) without the prior written consent of such affected Indemnified Person or Other

Indemnified Person. Each of the Indemnified Persons or Other Indemnified Persons are intended to be third-party beneficiaries of this Section 6.10, with full rights of enforcement as if a Party. The rights of the Indemnified Persons and Other Indemnified Persons pursuant to this Section 6.10 will be in addition to, and not in substitution for, any other rights that such Persons may have pursuant to (i) the Organizational Documents of the Company and its Subsidiaries, (ii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries, or (iii) applicable Law (whether at Law or in equity).

(f) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.10 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.11 Employee Matters.

(a) Acknowledgement. Parent hereby acknowledges and agrees that a “change of control” (or similar phrase) within the meaning of each of the Employee Plans listed in Section 6.11(a) of the Company Disclosure Letter that contain a definition of “change of control” (or similar phrase) will occur as of the Effective Time.

(b) Employment; Benefits. For a period of twelve (12) months following the Effective Time (or until the date of termination of the applicable employee’s employment, if earlier) (the “Continuation Period”), the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) provide each Continuing Employee with (i) a base salary or wage rate, as applicable, and target short-term or annual cash incentive opportunities (including bonus and commission) that are, in each case, no less favorable than those in effect for such Continuing Employee immediately before the Effective Time; (ii) target long-term incentive opportunities that are no less favorable than the target equity-based incentive opportunities in effect for such Continuing Employee immediately before the Effective Time; provided, that, the Surviving Corporation and its Subsidiaries may, in respect of any Continuing Employee, (x) satisfy the foregoing obligation by providing cash-based incentive opportunities in lieu of equity-based incentive opportunities and/or (y) decrease the amount of such Continuing Employee’s target long-term incentive opportunities solely to the extent that the Surviving Corporation and its Subsidiaries simultaneously make a corresponding increase to any cash compensation, in writing, that is at least equal to or greater than such decrease of such Continuing Employee’s target equity-based incentive opportunities on a dollar-for-dollar basis of such Continuing Employee’s base salary or wage rate, as applicable, and/or target short-term or annual cash incentive opportunities (including bonuses or commissions) that, in all cases, apply during the Continuation Period; (iii) severance and termination benefits that are no less favorable than those applicable to such Continuing Employee immediately before the Effective Time; and (iv) all other employee benefit plans, programs, policies, agreements or arrangements of the Surviving Corporation or any of its Subsidiaries (including nonqualified deferred compensation and retiree health and welfare benefits, but excluding any equity-based or other long-term incentives and defined benefit plan) at levels that are substantially comparable in the aggregate to those in effect for such Continuing Employee under the Employee Plans as of immediately prior to the Effective Time. For the avoidance of doubt, base salary or wage rate and target short-term or annual cash incentive compensation opportunities (including bonus and commission) shall, in each case, not be decreased during the Continuation Period for any Continuing Employee employed during that period.

(c) Annual Bonuses. To the extent unpaid as of the Closing Date, in respect of each Continuing Employee’s annual bonus for the calendar year prior to the calendar year to which the Closing Date occurs (the “Prior Year Annual Bonus”), Parent shall, or shall cause the Surviving Corporation to, pay to each Continuing Employee the Prior Year Annual Bonus in the ordinary course consistent with the Company’s past practice for paying Prior Year Annual Bonuses, including paying a Prior Year Annual Bonus to an employee who experiences an involuntary termination without “cause” following the end of the calendar year in which the Prior Year Annual Bonus relates but prior to the applicable payment date. In respect of each Continuing Employee’s annual bonus for the calendar year in which the Closing Date occurs (the “Closing Year Annual Bonus”), Parent shall, or shall cause the Surviving Corporation to, honor the terms and conditions of the Company’s annual bonus programs in effect as of immediately prior to the Closing Date for the calendar year in which the Closing Date occurs, subject to any equitable and good faith adjustments in accordance with the applicable plan or program as in effect immediately prior to the Effective Time; provided, however, Parent shall, or shall cause the Surviving Corporation to, pay to each Continuing Employee (other than any such employee who is on a performance improvement plan) who (x) experiences a termination of employment by the Surviving Corporation without Cause (as defined in Section 2.8(a) of the Company Disclosure Letter), prior to the payment of his or her Closing Year Annual Bonus and (y) executes and does not revoke a customary general release of claims pursuant to a form reasonably provided by the Company, the Closing Year Annual Bonus in an amount equal to the product obtained by multiplying (1) such Continuing Employee’s full bonus entitlement under the applicable Employee Plan based on actual company performance through the end of applicable calendar year, as determined in good faith by Parent by (2) a fraction, the numerator of which equals the number of days that have elapsed from the first day of the calendar year in which the Closing Date occurs through the Closing Date and the denominator of which equals the total number of calendar days in such calendar year (the “Closing Year Annual Bonus Payment”); provided, that, notwithstanding the terms of any applicable Employee Plan, (I) the Closing Year Annual Bonus Payment will be payable at the same time that annual bonuses would have been paid absent the Merger and, (II) for the avoidance of doubt, without duplication, to the extent the Continuing Employee would receive a higher payment for such Continuing Employee’s Closing Year Annual Bonus under the severance benefits protections set forth in Section 6.11(b) above, such Continuing Employee shall receive such greater payment that such Continuing Employee would be entitled under such severance benefits protections set forth in Section 6.11(b) above in respect of such Continuing Employee’s Closing Year Annual Bonus.

(d) New Plans. With respect to each benefit plan, program, policy, arrangement or agreement that is made available to any Continuing Employee at or after the Effective Time (each such plan, a “New Plan”), the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for all service with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual, equity or equity-based incentive compensation and severance entitlement or termination pay, but excluding for purposes of any defined benefit plans, retiree health or welfare benefits or deferred compensation arrangements), except to the extent that it would result in duplication of coverage or benefits for the same period of service. In addition, and without limiting the generality of the foregoing, Parent shall use commercially reasonable efforts to provide that: (i) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces coverage pursuant to a corresponding Employee Plan (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing life insurance, medical, dental, pharmaceutical, vision or disability benefits, the Surviving Corporation and its Subsidiaries shall cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for the Continuing Employees and their covered dependents; and (iii) for purposes of each New Plan providing medical, dental, pharmaceutical, or vision benefits, the Surviving Corporation and its Subsidiaries shall cause any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the Old Plans ending on the date that Continuing Employees’ participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employees and their covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will remain outstanding, subject to the terms of the Company’s paid time off policy in effect as of the Effective Time.

(e) Labor Agreements; Non-U.S. Employees. Notwithstanding anything in this Agreement to the contrary, the terms and conditions of employment for any (i) Continuing Employees covered by a collective bargaining agreement or other Contract with any labor union, labor organization or works council (each, a “Labor Agreement”) shall be governed by the applicable Labor Agreement until the expiration, modification or termination of such Labor Agreement in accordance with its terms or applicable Law, and (ii) Continuing Employees otherwise located outside the United States shall be subject to applicable Law. For the avoidance of doubt, the compensation and benefits covenants provided by this Section 6.11 shall not apply to any Continuing Employee whose terms of employment are covered by a Labor Agreement, and instead, the terms and conditions of such Labor Agreement shall apply.

(f) Termination of Certain Employee Plans. Unless otherwise directed by Parent in writing at least thirty (30) days prior to the Closing Date, the Company will cause to be terminated, effective as of immediately prior to the Effective Time, (i) any Employee Plans qualified under Section 401(k) of the Code that do not cover any employees covered by a Labor Agreement (the “Company Non-Union 401(k) Plan”) and (ii) any other Employee Plans set forth on Section 6.11(f) of the Company Disclosure Letter (collectively, the “Employee Plan Terminations”). The form and substance of any resolutions effectuating the Employee Plan Terminations shall be subject to prior review and approval of Parent (which shall not be unreasonably withheld), and the Company shall provide Parent evidence that such resolutions have been adopted. If the Company Non-Union 401(k) Plan is terminated, Parent shall designate a tax-qualified defined contribution retirement plan with a cash or deferred arrangement that is sponsored by the Surviving Corporation or one of its Subsidiaries (the “Parent 401(k) Plan”) that will cover such eligible Continuing Employees who had participated in a Company Non-Union 401(k) Plan effective as of the Closing Date. The Parties shall cooperate in good faith to work with the Company Non-Union 401(k) Plan and Parent 401(k) Plan recordkeepers to develop a process and procedure for effecting the in-kind direct rollover of promissory notes evidencing participant loans from the Company Non-Union 401(k) Plan to the Parent 401(k) Plan.

(g) No Third-Party Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, this Section 6.11 will not be deemed to: (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate any Continuing Employee or other Service Provider; (ii) limit the right of Parent or any of its Affiliates (including, following the Effective Time, the Surviving Corporation) to establish, terminate, modify or otherwise amend any Employee Plan, New Plan or any other compensation or benefit plan or arrangement; or (iii) create any third-party beneficiary rights in any Continuing Employee (or beneficiary or dependent thereof).

(h) Communications. Other than in respect of any materials that the Company or any of its advisors or counsel have furnished to Parent on or prior to the date of this Agreement, prior to making any formal broad-based written communications to the Company’s individual Service Providers pertaining to the treatment of compensation or benefits in connection with the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication and use its reasonable best efforts to provide Parent a reasonable period of time to review and comment on the communication, and the Company shall give reasonable consideration to any comments made by Parent with respect thereto.

6.12 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release in the form reasonably agreed to by the Parties, and following such initial press release, the Company and Parent shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements (including media interviews) with respect to the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice as is feasible); provided that the Parties shall not be obligated to engage in such consultation with respect to communications (including communications directed to each such Party’s employees, suppliers, customers, partners, vendors or stockholders) that are consistent with public statements previously made in accordance with this Section 6.12; provided, further, that the restrictions set forth in this Section 6.12 shall not apply to any release or public statement (a) made or proposed to be made by the Company with respect to an Acquisition Proposal, a Superior Proposal or a Company Board Recommendation Change or any action taken pursuant thereto, in each case, in accordance with Section 5.3, or (b) in connection with any dispute between the parties regarding this Agreement or the Merger.

6.13 Transaction Litigation. Prior to the Effective Time, the Company will provide Parent with prompt notice of all Transaction Litigation against the Company, its Subsidiaries or its directors or officers (including by providing copies of all pleadings with respect thereto) and keep

Parent reasonably informed with respect to the status thereof. The Company will (a) give Parent the right to participate in (but, until the Effective Time, not control) the defense, settlement or prosecution of any Transaction Litigation and (b) reasonably consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise or settle any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.14 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of NYSE to cause (a) the delisting of the Company Common Stock from NYSE as promptly as practicable after the Effective Time and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

6.15 Additional Agreements. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party shall use their reasonable best efforts to take such action.

6.16 Parent Consent. Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, shall execute and deliver to Merger Sub and the Company a written consent adopting this Agreement in accordance with the DGCL.

6.17 Certain Arrangements. Other than this Agreement, the Confidentiality Agreement and the Voting Agreements, without the prior consent of the Company Board, neither Parent, Merger Sub nor any of their respective Affiliates, directly or indirectly, shall, prior to the Effective Time, have any formal or informal discussions with respect to, or enter into any agreement, arrangement or understanding (in each case, whether oral or written), or authorize, commit or agree to enter into any agreement, arrangement or understanding (in each case, whether oral or written), described in Section 4.11.

6.18 Tax Matters.

(a) Immediately prior to the Closing, (i) the Company shall execute and deliver the Company Closing Representation Letter and Parent shall execute and deliver the Parent Closing Representation Letter, in each case, to Parent Tax Counsels and (ii) Parent shall execute and deliver the item described in Section 3 of Section 6.18(d) of the Company Disclosure Letter to the Company.

(b) Each of Parent and the Company shall use its reasonable best efforts to obtain, and to cooperate with one another to obtain, the Parent Closing Tax Opinions.

(c) Each of Parent and the Company shall use reasonable best efforts to notify the other party promptly after becoming aware of any fact, agreement, plan or other circumstance that would reasonably be expected to (i) cause the Merger contemplated by this Agreement to affect the Tax-Free Status of the Transactions or (ii) otherwise result in the

Company or any of its Subsidiaries being liable for any amount under Article V of the Tax Matters Agreement. The Company shall use reasonable best efforts to keep Parent reasonably apprised regarding any significant developments, discussions or communications (whether written or otherwise) related to the Separation Transactions, in connection with or as part of any Tax audit, examination or other proceeding that relate to a material amount of Taxes.

(d) The Company shall provide (or cause to be provided) to Parent promptly upon receipt, the item described in Section (1)(i)(b) of Section 6.18(d) of the Company Disclosure Letter.

6.19 Notification of Certain Matters. Each of the Company and Parent will give prompt notice to the other (and will subsequently keep the other informed on a reasonably current basis of any material developments related to such notice) upon its becoming aware of the occurrence or existence of any change, event, effect, occurrence or development that (a) with respect to the Company, has had or would reasonably be expected to have a Company Material Adverse Effect, (b) with respect to Parent or Merger Sub, has had or would reasonably be expected to have a Parent Material Adverse Effect, and/or (c) with respect to either Party, is reasonably likely to result in any of the conditions set forth in Article VII not being able to be satisfied prior to the Termination Date. No notification given by any party pursuant to this Section 6.19 shall limit or otherwise affect any of the representations, warranties, covenants, obligations or conditions contained in this Agreement.

ARTICLE VII

CONDITIONS TO THE MERGER

7.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to consummate the Transactions are subject to the satisfaction (or waiver by Parent and the Company where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Requisite Stockholder Approval. The Company shall have obtained the Requisite Stockholder Approval.

(b) Antitrust Laws. (i) The waiting periods (and any extensions thereof) applicable to the Transactions pursuant to the HSR Act will have expired or otherwise been terminated and (ii) the approvals, clearances or expirations or waivers of waiting periods in the jurisdictions set forth in Section 7.1(b) of the Company Disclosure Letter will have occurred or been obtained (as applicable).

(c) No Prohibitive Laws or Injunctions. No Law, injunction or other Order (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the Transactions shall have been enacted, entered or promulgated and be continuing in effect.

(d) Tax Opinion. Section 4.2(c) of the Tax Matters Agreement shall have been waived with respect to the Closing pursuant to the terms of the fourth paragraph of the Waiver Agreement.

7.2 Conditions to the Obligations of Parent and Merger Sub to Effect the Merger. The obligations of Parent and Merger Sub to consummate the Transactions shall be subject to the satisfaction (or waiver by Parent where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in Section 3.1 (Organization; Good Standing), Section 3.2 (Corporate Power; Enforceability), Section 3.3(a) (Company Board Approval), Section 3.3(b) (Fairness Opinion), Section 3.3(c) (Anti-Takeover Laws), Section 3.4 (Requisite Stockholder Approval), and Section 3.26 (Brokers) shall be true and correct in all material respects on the Closing Date as if made on and as of the Closing Date (in each case, except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all material respects only as of such specified date); (ii) the representations and warranties of the Company set forth in Sections 3.7(a) (Company Capitalization; Capital Stock), Section 3.7(b) (Company Capitalization; Stock Reservation and Awards) and Section 3.7(c) (Company Capitalization; Company Securities) shall be true and correct in all respects on the Closing Date as if made on and as of the Closing Date (in each case, except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects only as of such specified date), except for any de minimis inaccuracy or combination of inaccuracies in such representations and warranties; (iii) the representations and warranties of the Company set forth in Section 3.12(b) (Absence of Certain Changes) shall be true and correct in all respects on the Closing Date as if made on and as of the Closing Date (except to the extent that such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects only as of such specified date); and (iv) the other representations and warranties of the Company set forth in Article III of this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) on the Closing Date as if made on and as of the Closing Date (in each case, except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of such representations and warranties to be so true and correct would not have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have complied in all material respects with the covenants and obligations of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) No Company Material Adverse Effect. No Company Material Adverse Effect, and no change, event, effect, development or occurrence that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect, in each case, shall have arisen or occurred following the date of this Agreement.

(d) Officer’s Certificate. Parent and Merger Sub shall have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 7.2(a), 7.2(b) and 7.2(c) have been satisfied.

(e) US Parent Closing Tax Opinion.

(i) Parent shall have received the Parent Closing US Tax Opinion. Notwithstanding the foregoing, this Section 7.2(e) shall not apply (and shall not be a condition to the obligations of Parent and Merger Sub to consummate the Transactions) if Parent US Tax Counsel determines that it cannot render the Parent Closing US Tax Opinion, for reasons other than as a result of (A) material changes in (i) Law or (ii) facts, as set forth in either the Company Signing Representation Letter, the Parent Signing Representation Letter or the item described in Section (1)(i)(a) of Section 6.18(d) of the Company Disclosure Letter or (B) any breach (other than a breach in a de minimis respect) by the Company or the Distributing Corporation of the Waiver Agreement or any covenant set forth in Section 6.18.

(ii) The conditions set forth in Section 6.18(d) of the Company Disclosure Letter (other than Section (1)(i)(a) and Section (3) thereof) shall be met in all respects.

7.3 Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to consummate the Transactions are subject to the satisfaction (or waiver by the Company where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” or words of similar import) on the Closing Date as if made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of any such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to prevent, materially delay, or have a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement or to consummate the Transactions (a “Parent Material Adverse Effect”).

(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have complied in all material respects with the covenants and obligations of this Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Sections 7.3(a) and 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent and the Company;

(b) by either Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if: (i) any permanent injunction or other judgment or Order issued by any court or other Governmental Authority of competent jurisdiction preventing the consummation of the Merger is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any statute, law or regulation has been enacted, entered or enforced that prohibits, makes illegal or enjoins the consummation of the Merger (the events in clauses (i) and (ii), a “Legal Prohibition”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to a Party (treating Parent and Merger Sub as one party for this purpose) if the Legal Prohibition was primarily due to or primarily caused by the failure of such Party to perform any of its obligations under this Agreement;

(c) by either Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Effective Time has not occurred by 11:59 p.m., New York City time, on January 10, 2026 (the “Termination Date”); provided, however, that if as of the Termination Date any of the conditions set forth in Section 7.1(c) (solely to the extent such condition has not been satisfied due to an Order or injunction arising under any Antitrust Law) or Section 7.1(b) shall not have been satisfied or waived, the Termination Date shall be automatically extended until 11:59 p.m., New York City time, on July 10, 2026, and such date, as so extended, shall be the Termination Date; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to a Party (treating Parent and Merger Sub as one party for this purpose) if the failure of the Merger to be consummated prior to the Termination Date was primarily due to or primarily caused by the failure of such Party to perform any of its obligations under this Agreement;

(d) by either Parent or the Company, if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof in accordance with Section 6.4) at which a vote is taken on the Merger;

(e) by Parent, if the Company (1) has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement (other than Section 6.5 or Section 6.18(d)), which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or (b) or (2) has breached or failed to perform in any respect its covenants or other agreements contained in Section 6.5 or Section 6.18(d), in each case, except that if such breach is capable of being cured prior to the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the delivery by Parent to the Company of written notice of such breach, delivered at least forty-five (45) days prior to such termination, stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach has been cured prior to termination; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if it or Merger Sub is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.3(a) or (b);

(f) by Parent, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if Parent or Merger Sub has breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or (b), except that if such breach is capable of being cured prior to the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Parent of written notice of such breach, delivered at least forty-five (45) days prior to such termination, stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach has been cured prior to termination; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(g) if it is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.2(a) or (b); or

(h) by the Company, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal received after the date of this Agreement, but only if the Company (i) has complied with its covenants and other agreements contained in Section 5.3 (other than any de minimis breach of such covenants and other agreements) with respect to such Superior Proposal and (ii) pays, or causes to be paid, to Parent in immediately available funds the Company Termination Fee in accordance with Section 8.3(b)(iii) substantially concurrently with such termination.

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties (or as specified in the mutual written agreement of Parent and the Company pursuant to Section 8.1(a)). In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party

(or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Parties, as applicable, except that Sections 6.6(b), 6.6(e) and 6.12, this Section 8.2, Section 8.3 and Article IX will each survive the termination of this Agreement in accordance with their respective terms. Notwithstanding the foregoing but subject to Section 8.3(e), no termination of this Agreement will relieve any Party from any liability for any Willful and Material Breach of this Agreement by such Party prior to termination, which liability shall include, pursuant to Section 261(a)(1) of the DGCL, monetary damages based on the loss of the economic benefit of the Transactions to the Company and the holders of Company Common Stock, Company RSUs, Company PSUs and Company DSUs (“Benefit of the Bargain Damages”) (which shall be deemed to be damages payable to the Company, on its own behalf or as representative of the holders of Company Common Stock, Company RSUs, Company PSUs and Company DSUs). For the avoidance of doubt, (i) only the Company (and not holders of Company Common Stock, Company RSUs, Company PSUs and Company DSUs) may bring an action pursuing liability for such Willful and Material Breach by Parent or Merger Sub and (ii) the Company may retain, without distribution to holders of Company Common Stock, Company RSUs, Company PSUs and Company DSUs, any damages (including Benefit of the Bargain Damages) received. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, any applicable clean team or similar arrangement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the Merger shall be paid by the Party incurring such fees and expenses whether or not the Transactions are consummated. For the avoidance of doubt, Parent or the Surviving Corporation shall be responsible for all fees and expenses of the Payment Agent.

(b) Company Termination Fee.

(i) If (A) this Agreement is validly terminated (x) by Parent or the Company pursuant to Section 8.1(c) (Termination; Termination Date) and the Requisite Stockholder Approval shall not have been obtained at the time of such termination or (y) by Parent or the Company pursuant to Section 8.1(d) (Termination; Failure to Obtain Requisite Stockholder Approval) or (z) by Parent pursuant to Section 8.1(e) (Termination; Company Terminating Breach) and the Requisite Stockholder Approval shall not have been obtained at the time of such termination; (B) following the execution and delivery of this Agreement and prior to such termination of this Agreement, any Person shall have publicly announced or provided to the Company Board, or the Company shall have publicly disclosed, an Acquisition Proposal that has not been withdrawn or otherwise abandoned at least five (5) Business Days prior to the Company Stockholder Meeting or prior to the date of termination in the case of a termination pursuant to Section 8.1(c) or Section 8.1(e); and (C) within twelve (12) months following such termination of this Agreement, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction, then the Company shall promptly (and in any event within three (3) Business Days) upon the earlier of entry into such definitive agreement or the consummation of such Acquisition Transaction pay, or cause to be paid, to Parent (or its designee) a termination fee of $73,543,400 (the “Company Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by Parent (or its designee). For purposes of this Section 8.3(b)(i), all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

(ii) If this Agreement is validly terminated by Parent pursuant to Section 8.1(f) (Termination; Company Board Recommendation Change), then the Company must promptly (and in any event within three (3) Business Days) following such termination pay, or cause to be paid, to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent (or its designee).

(iii) If this Agreement is validly terminated pursuant to Section 8.1(h) (Termination; Superior Proposal), then the Company must prior to or substantially concurrently with such termination pay, or cause to be paid, to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent (or its designee).

(c) Parent Termination Fee. If this Agreement is validly terminated (i) by the Company or Parent pursuant to Section 8.1(c) (Termination; Termination Date) and at the time of such termination any of the conditions to the Closing set forth in Section 7.1(b) or Section 7.1(c) (solely to the extent such condition has not been satisfied due to a Legal Prohibition arising under an Antitrust Law) shall not have been satisfied (or waived to the extent permissible under applicable Law) but all other conditions to the Closing set forth in Article VII either have been waived or satisfied or would be satisfied if the Closing were to occur on such date or (ii) by the Company or Parent pursuant to Section 8.1(b) (Termination; Legal Prohibition) (solely as a result of a final and non-appealable Legal Prohibition arising under an Antitrust Law), then Parent shall promptly (and in any event within three (3) Business Days) pay the Company a termination fee of $105,062,000 (the “Parent Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by the Company.

(d) Single Payment Only. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee or Parent be required to pay the Parent Termination Fee on more than one occasion, whether or not the Company Termination Fee or Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(e) Sole Remedy.

(i) Notwithstanding anything in this Agreement to the contrary, the Company’s receipt of the Parent Termination Fee to the extent owed pursuant to Section 8.3(c), the Company’s right to enforce its rights under the Confidentiality Agreement, the Enforcement Expenses to the extent owed pursuant to Section 8.3(f) and the Company’s right to specific performance pursuant to Section 9.8 will be the sole and exclusive remedies of the Company against: (A) Parent or Merger Sub and (B) the former, current and future holders of any equity, controlling persons, Affiliates (other than Parent or Merger Sub), Representatives, members, managers, general or limited partners, stockholders and assignees of each of Parent and Merger

Sub (collectively, the “Parent Related Parties”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, and upon payment of such amounts and/or such successful enforcements, none of the Parent Related Parties will have any further liability or obligation to the Company relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, the Enforcement Expenses, Sections 8.3(a) and 8.3(c)). The Parties acknowledge and agree that, while the Company may pursue a grant of specific performance in accordance with Section 9.8 and payment of the Parent Termination Fee, in no event shall the Company be entitled to obtain both (x) a grant of specific performance pursuant to Section 9.8 that results in the Closing occurring and (y) payment of the Parent Termination Fee in accordance with this Section 8.3(e). The Parent Related Parties are intended third-party beneficiaries of this Section 8.3(e)(i).

(ii) Notwithstanding anything in this Agreement to the contrary, if the Company Termination Fee shall become due and payable pursuant to Section 8.3(b), Parent’s receipt (or receipt by its designee) of the Company Termination Fee, any Enforcement Expenses to the extent owed pursuant to Section 8.3(f) the ability of the Parent to seek to recover monetary damages from the Company for Willful and Material Breach or Parent’s right to specific performance pursuant to Section 9.8, as applicable, will be the sole and exclusive remedies of Parent and Merger Sub and each of their respective Affiliates and the Parent Related Parties and any Financing Sources against: (A) the Company, its Subsidiaries and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (collectively, the “Company Related Parties”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, and upon payment of the Company Termination Fee, none of the Company Related Parties will have any further liability or obligation to Parent or Merger Sub or any Parent Related Parties or any Financing Sources relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and Parent and Merger Sub and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement and Section 8.3(a), as applicable). The Parties acknowledge and agree that, while Parent may pursue a grant of specific performance in accordance with Section 9.8 and payment of the Company Termination Fee and the Enforcement Expenses, in no event shall Parent be entitled to obtain both (x) a grant of specific performance pursuant to Section 9.8 that results in the Closing occurring and (y) payment of the Company Termination Fee in accordance with Section 8.3(b) and Enforcement Expenses in accordance with Section 8.3(f). The Company Related Parties are intended third-party beneficiaries of this Section 8.3(e)(ii).

(f) Enforcement Expenses. The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of this Agreement and that, without such agreements, Parent would not have entered into this Agreement. Accordingly, if the Company or Parent fails to promptly pay any amount due pursuant to this Section 8.3, the Company or Parent, as applicable, shall pay to Parent or the Company, respectively, all reasonable and documented fees, costs and expenses of enforcement (including attorneys’ fees as well as expenses incurred in connection with any Legal Proceeding initiated by the Company or Parent, as applicable, together with interest on such amount or portion thereof at the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law) (collectively, the “Enforcement Expenses”). Each of the Parties acknowledges and agrees that the Company Termination Fee, Parent Termination Fee and the Enforcement Expenses, to the extent payable in accordance with this Section 8.3, do not constitute a penalty but rather constitute liquidated damages in a reasonable amount that will compensate a party for the disposition of its rights under this Agreement in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.

ARTICLE IX

GENERAL PROVISIONS

9.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement or in any certificate delivered pursuant to this Agreement will terminate at the Effective Time, except that any covenants that by their terms survive the Effective Time shall survive the Effective Time in accordance with their respective terms.

9.2 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service or (iii) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

(a)	if to Parent or Merger Sub to:

c/o Ferrero International S.A.

16, Route de Trèves

L-2633 Senningerberg

Grand-Duchy of Luxembourg

Attn:  Federico Tecilla and Fabrizio Minneci

Email:  **** and ****

with a copy (which will not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn:  Daniel Brass; Michael Senders

Email:  ****; ****

(b)	if to the Company (prior to the Effective Time) to:

WK Kellogg Co

One Kellogg Square, P.O. Box 3599

Battle Creek, Michigan 49016-3599

Attn:   Gordon Paulson

   Shannon Bible

Email:   ****

     ****

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:   Daniel E. Wolf, P.C.

  Allison M. Wein, P.C.

  Alix Simnock

Email:   ****

     ****

     ****

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or e-mail address through a notice given in accordance with this Section 9.2, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

9.3 Amendment, Waiver and Assignment.

(a) Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without such approval. Notwithstanding anything to the contrary, the provisions relating to any Financing Sources set forth in Sections 9.6, 9.9(b), 9.10(b), 9.11 and this Section 9.3(a) may not be amended in a manner adverse in any material respect to such Financing Sources, without the prior written consent of the Financing Sources providing commitments under any commitment letter or other agreement entered into with respect to Debt Financing.

(b) Extension; Waiver. At any time and from time to time prior to the Effective Time, Parent and the Company may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance by the other Party with any of the agreements or conditions contained herein applicable to such Party (it being understood that Parent and Merger Sub shall be deemed a single Party solely for purposes of this Section 9.3(b)). Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

(c) Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Parties, except that Parent will have the right to assign all or any portion of its obligations under this Agreement from and after the Effective Time to any of its controlled Affiliates and to any of its financing sources as collateral security. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 9.3 is null and void ab initio.

9.4 Confidentiality. Parent, Merger Sub and the Company hereby acknowledge that Parent and the Company have previously executed the Confidentiality Agreement, that shall continue in full force and effect in accordance with its terms; provided, that from and after the date hereof, notwithstanding anything to the contrary in the Confidentiality Agreement, no consent of the Company shall be required for any Person who is a potential source of, or may provide, equity, debt or any other type of financing for the Transactions to become a Representative (as defined in the Confidentiality Agreement) of Parent thereunder. Each of Parent, Merger Sub and their respective Representatives shall hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Parent, Merger Sub or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Merger Sub agree to be bound by, and, to the extent provided for in the Confidentiality Agreement, to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were parties thereto.

9.5 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, the Voting Agreements and the Company Disclosure Letter, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything in this Agreement to the contrary, the Parties hereto acknowledge and agree that the Company Disclosure Letter is not incorporated by reference into, and shall not be deemed to constitute a part of, this Agreement or the “agreement of merger” for purposes of Section 251 of the DGCL, but shall have the effects provided in this Agreement. The Confidentiality Agreement will (a) not be superseded, (b) survive any termination of this Agreement and (c) continue in full force and effect until the earlier to occur of the Effective Time and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

9.6 Third-Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, except (a) as set forth in or as contemplated by Section 6.10, (b) if the Closing occurs, for the right of the holders of (i) Company Common Stock to receive the Per Share Price and (ii) Company RSUs, Company PSUs and Company DSUs to receive the treatment of such equity awards as set forth in Section 2.8, respectively, in each case, after the Effective Time in accordance with the terms and conditions of this Agreement, (c) as set forth in or contemplated by Section 8.3(e) and (d) if Parent or Merger Sub wrongfully terminates or willfully breaches this Agreement, then, following the termination of this Agreement, the Company may seek damages and other relief (including equitable relief) on behalf of and as representative of the holders of Company Common Stock, Company RSUs, Company PSUs and Company DSUs (each of whom are third-party beneficiaries hereunder solely to the extent necessary for this clause (d) to be enforceable). The provisions of Sections 9.3(a), 9.9(b), 9.10(b) and 9.11 and this Section 9.6 that pertain to the Financing Sources shall inure to the benefit of the Financing Sources, if any, each of which is intended to be a third-party beneficiary thereof.

9.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein (including Section 8.3(e)), any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance).

(b) Specific Performance. The Parties acknowledge and agree that: (A) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions; (B) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (C) neither the ability of either Party to recover damages for fraud or any

Willful and Material Breach of this Agreement nor the provisions of Section 8.3 are intended to and do not adequately compensate the Company, on the one hand, or Parent and Merger Sub, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (D) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement. The Parties agree not to raise any objections, other than those based on the limitations of a Party’s right to such relief under this Agreement, to (1) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand and (2) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Parent and Merger Sub pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The Parties further agree that, unless and until any such relief is granted, (x) by seeking the remedies provided for in this Section 9.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (y) nothing set forth in this Section 9.8 shall require any Party to institute any Legal Proceeding for (or limit any party’s right to institute any Legal Proceeding for) specific performance under this Section 9.8 prior to, or as a condition to, exercising any termination right under Article VIII (and pursuing damages after such termination to the extent permitted hereunder), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.8 or anything set forth in this Section 9.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement that may be available then or thereafter.

9.9 Governing Law.

(a) This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

(b) Notwithstanding anything to the contrary contained in the foregoing, all disputes against any Financing Sources under or in respect of any Debt Financing or related to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise (including any dispute arising out of or relating in any way to any Debt Financing), will be governed by, and construed in accordance with, the governing law specified in the definitive documents for such Debt Financing applicable to contracts executed in and to be performed entirely within such jurisdiction, without regard to conflict of law principles that would result in the application of any Law other than the law of the jurisdiction specified in the definitive documents for such Debt Financing (provided, however, that notwithstanding the forgoing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, it is understood and agreed that (A) the interpretation of the definition of Company Material Adverse Effect (and whether or not a Company Material Adverse Effect has occurred), (B) the determination of the accuracy of any “specified acquisition agreement representation” (as such term or similar term may be defined in any documentation entered into in connection with the Debt Financing) and whether as a result of any inaccuracy thereof Parent or any of its affiliates have the right to terminate its or their obligations hereunder pursuant to Section 8.1(e) or decline to consummate the Closing as a result thereof pursuant to Section 7.2 and (C) the determination of whether the Closing has been consummated in all material respects in accordance with the terms hereof, shall in each case be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction).

9.10 Consent to Jurisdiction.

(a) General Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transactions, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.10(a) will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(b) Financing Sources(c) . Notwithstanding anything in this Agreement to the contrary (but in all cases subject to and without in any way limiting the rights, remedies and claims of Parent and its Affiliates under or pursuant to any commitment letter or any other agreement entered into with respect to any debt financing arrangements entered into in connection with the transactions hereunder (a “Debt Financing”)), each of the parties to this Agreement on behalf of itself and each of its Affiliates hereby: (a) agrees that any legal action involving the lenders or other financing sources that have committed to provide any Debt Financing (in such capacities, together with their Affiliates and Representatives and their successors and assigns, the “Financing Sources”) (whether in law or in equity, whether in contract or in tort or otherwise) arising out of or relating to this Agreement, a Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of the applicable court(s) (including any appellate court thereof, if applicable) specified in the definitive documentation for such Debt Financing (each such court, the “Subject Courts”) and each party hereto irrevocably submits itself and its property with respect to any such action to the exclusive jurisdiction of such court, (b) agrees not to bring or support or permit any of its Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise), against the Financing Sources in any way arising out of or relating to this Agreement, a Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable legal requirements trial by jury in any legal action brought against the Financing Sources in any way arising out of or relating to this Agreement, a Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (e) agrees that none of the Financing Sources will have any liability to the Company or its Affiliates relating to or arising out of this Agreement, a Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that none of the Company or its Affiliates shall bring or support any legal action, including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any of the Financing Sources relating to or in any way arising out of this Agreement, a Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder; and (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any Financing Sources or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason; provided that, for the avoidance of doubt, that nothing in this Section 9.10 shall limit the rights of Parent, Merger Sub or the Surviving Corporation and its Subsidiaries against the Financing Sources upon and after the Closing.

9.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS OR ANY DEBT FINANCING. EACH PARTY ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) IT MAKES THIS WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

9.12 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no Parent Related Parties or Company Related Parties shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any oral representations made or alleged to be made in connection herewith. It is further understood that any certificate or certification contemplated by this Agreement and executed by an officer of a Party will be deemed to have been delivered only in such officer’s capacity as an officer of such Party (and not in his or her individual capacity) and will not entitle any Party to assert a claim against such officer in his or her individual capacity.

9.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on its face.

9.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

FERRERO INTERNATIONAL S.A.

By:	/s/ Daniel Martinez Carretero
Name:	Daniel Martinez Carretero
Title:	Chief Financial Officer

By:	/s/ Fabrizio Minneci
Name:	Fabrizio Minneci
Title:	Chief Legal Officer

FROSTY MERGER SUB, INC.

By:	/s/ Daniel Martinez Carretero
Name:	Daniel Martinez Carretero
Title:	President

By:	/s/ Fabrizio Minneci
Name:	Fabrizio Minneci
Title:	Secretary

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

WK KELLOGG CO

By:	/s/ Gary Pilnick
Name:	Gary Pilnick
Title:	Chairman and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit 99.1

News Release

FERRERO TO ACQUIRE WK KELLOGG CO

Acquisition supports Ferrero’s portfolio expansion and growth in North America by adding WK Kellogg Co’s highly complementary, iconic cereal brands, serving consumers across more occasions throughout the day

WK Kellogg Co shareowners to receive $23.00 per share in cash representing 40% premium to 30-day volume weighted average trading price

LUXEMBOURG and BATTLE CREEK, Mich., July 10, 2025 — The Ferrero Group (“Ferrero” or the “Company”) and WK Kellogg Co (NYSE: KLG) today announced that they have entered into a definitive agreement under which Ferrero has agreed to acquire WK Kellogg Co, for $23.00 per share in cash, representing a total enterprise value of $3.1 billion. The acquisition, which includes the manufacturing, marketing and distribution of WK Kellogg Co’s iconic portfolio of breakfast cereals across the United States, Canada and the Caribbean, is part of Ferrero’s plan for strategic growth and expands the Company’s reach across more consumption occasions with renowned beloved brands and strong consumer relevance.

This transaction represents another chapter in Ferrero’s proven strategy to acquire, invest in, and grow iconic brands as it continues to enhance its overall footprint and product offerings in North America. As a result of this strong growth, in North America Ferrero and its affiliated companies currently count more than 14,000 employees across 22 Plants and 11 offices. The North America portfolio includes Nutella®, Kinder®, Tic Tac®, and Ferrero Rocher® as well as iconic American brands such as Butterfinger®, Keebler®, and Famous Amos®. It also includes confectionery brands like Jelly Belly®, NERDS®, and Trolli® as well as frozen treat brands like Blue Bunny®, Bomb Pop®, and Halo Top®.

Drawing upon its previous successful acquisitions in the United States, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands including Kellogg’s Frosted Flakes®, Kellogg’s Froot Loops®, Kellogg’s Frosted Mini Wheats®, Kellogg’s Special K®, Kellogg’s Rice Krispies®, Kellogg’s Raisin Bran®, Kashi®, Bear Naked®, and more that are well-loved by American consumers. WK Kellogg Co is a renowned company, in operation for nearly 120 years, and a leader shaping the future of breakfast. Ferrero, which also brings over 75 years of heritage, has long admired WK Kellogg Co’s legacy and is proud to be entrusted with carrying these iconic American brands forward.

“I am thrilled to welcome WK Kellogg Co to the Ferrero Group. This is more than just an acquisition - it represents the coming together of two companies, each with a proud legacy and generations of loyal consumers,” said Giovanni Ferrero, Executive Chairman of the Ferrero Group. “Over recent years, Ferrero has expanded its presence in North America, bringing together our well-known brands from around the world with local jewels rooted in the U.S. Today’s news is a key milestone in that journey, giving us confidence in the opportunities ahead.”

“We believe this proposed transaction maximizes value for our shareowners and enables WK Kellogg Co to write the next chapter of our company’s storied legacy,” said Gary Pilnick, Chairman and Chief Executive Officer of WK Kellogg Co. “Since becoming an independent public company in October 2023, we have made excellent progress on our journey to become a more focused and more profitable business – driven by our tremendous people and a winning culture – all while building a strong foundation for future growth. Joining Ferrero will provide WK Kellogg Co with greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market. As a family-owned private company with values in line with our founder W.K. Kellogg, Ferrero provides a great home for our people and has a track record of supporting the communities in which it operates. We look forward to collaborating with their team to deliver on the great promise of cereal, explore opportunities beyond cereal, and help us bring our best to consumers every day.”

Lapo Civiletti, Chief Executive Officer of the Ferrero Group, added, “WK Kellogg Co, a trusted company with beloved brands, represents a meaningful addition to the Ferrero Group. Enhancing our portfolio with these complementary household brands marks an important step towards expanding Ferrero’s presence across more consumption occasions and reinforces our commitment to delivering value to consumers in North America.”

Similar to WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business, still operating in the town where they were founded. After the transaction closes, Battle Creek, MI will remain a core location for the company and will be Ferrero’s headquarters for North America cereal.

Transaction Details

Under the terms of the agreement, Ferrero will acquire all outstanding equity of WK Kellogg Co for $23.00 per share in cash, representing a total enterprise value of $3.1 billion. Upon the successful completion of the transaction, shares of WK Kellogg Co’s common stock will no longer trade on the New York Stock Exchange, and the company will become a wholly owned subsidiary of Ferrero.

The agreement has been unanimously approved by the Board of Directors of WK Kellogg Co.

The transaction is subject to approval by WK Kellogg Co shareowners, regulatory approvals and other customary closing conditions and is currently expected to close in the second half of 2025.

The W.K. Kellogg Foundation Trust and the Gund Family have entered into agreements pursuant to which they have committed to vote shares representing 21.7% of WK Kellogg Co’s common stock, as of July 7, 2025, in favor of the transaction.

Lazard is acting as lead financial advisor with BofA Securities acting as co-advisor and Davis Polk & Wardwell LLP serving as legal counsel to Ferrero. Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are acting as financial advisors and Kirkland & Ellis LLP are serving as legal counsel to WK Kellogg Co.

WK Kellogg Co Announces Preliminary Second Quarter 2025 Net Sales and Adjusted EBITDA Results

In connection with today’s announcement, WK Kellogg Co is providing preliminary second quarter 2025 net sales and Adjusted EBITDA results. For the second quarter ended June 28, 2025, the company expects net sales to be in the range of $610 million to $615 million and adjusted EBITDA to be in the range of $43 million to $48 million.

These preliminary results are estimates based on information available to management as of the date of this release and are subject to change upon completion of the Company’s standard closing procedures and review by its independent registered public accounting firm. As a result, there can be no assurance that the company’s final results will not differ from these preliminary estimates. See “Cautionary Statement Regarding Forward-Looking Statements” below for information on certain factors that could cause the company’s actual results to differ from these preliminary estimates.

WK Kellogg Co will issue its full second quarter 2025 results and related financial information on August 5, 2025. A press release will be available on the company’s website that morning at 8:00 a.m. EST. Please visit investor.wkkellogg.com to access these materials. Due to the pending transaction, WK Kellogg Co will not host a webcast to discuss its second quarter 2025 results.

Adjusted EBITDA is a non-GAAP financial measure. At the conclusion of this press release, we have included more information regarding this non-GAAP financial measure, including a definition of adjusted EBITDA and a reconciliation of adjusted EBITDA to the most directly comparable financial measure computed in accordance with GAAP.

About Ferrero

Ferrero began its journey in the small town of Alba in Piedmont, Italy, in 1946 and has since grown into one of the largest sweet-packaged food companies, delighting people around the world with its beloved treats. Today, the Ferrero Group proudly offers more than 35 iconic brands available in over 170 countries. This is bolstered by Ferrero affiliated companies which include Ferrara, Nonni’s, Fox’s & Burton’s Biscuits, Fine Biscuits Company, and Michel et Augustin.

Ferrero entered the US market in 1969 and today Ferrero Group and Ferrero affiliated companies boast an impressive stable of global brands and beloved local jewels including Nutella®, Kinder®, Tic Tac®, Ferrero Rocher®, Butterfinger®, CRUNCH®, Baby Ruth®, Fannie May®, Keebler, Famous Amos®, Mother’s ®, Powercrunch®, NERDS®, Jelly Belly®, SweeTARTS®, Brach’s®, Black Forest®, Trolli®, Laffy Taffy®, Lemonheads®, Halo Top®, Blue Bunny® and Bomb Pop®.

In total, the more than 61,000 employees within the Ferrero family of companies are dedicated to helping people celebrate life’s special moments with high-quality products and fulfilling the company’s deep commitment to the planet and the communities in which it operates around the world.

For more information, visit ferrero.com.

About WK Kellogg Co

At WK Kellogg Co, we bring our best to everyone, every day through our trusted foods and brands. Our journey began in 1894, when our founder W.K. Kellogg reimagined the future of food with the creation of Corn Flakes, changing breakfast forever. Our iconic brand portfolio includes Kellogg’s Frosted Flakes®, Rice Krispies®, Froot Loops®, Kashi®, Special K®, Kellogg’s Raisin Bran®, and Bear Naked®. With a presence in the majority of households across North America, our brands play a key role in enhancing the lives of millions of consumers every day, promoting a strong sense of physical, emotional and societal wellbeing. Our beloved brand characters, including Tony the Tiger® and Toucan Sam®, represent our deep connections with the consumers and communities we serve. Through our sustainable business strategy – Feeding Happiness™ – we aim to build healthier and happier futures for families, kids and communities. We are making a positive impact, while creating foods that bring joy and nourishment to consumers. For more information about WK Kellogg Co and Feeding Happiness, visit www.wkkellogg.com.

Non-GAAP Financial Measures

Adjusted EBITDA is a supplemental measure of WK Kellogg Co performance and excludes certain items that WK Kellogg Co does not consider part of its on-going operations. The WK Kellogg Co management team utilizes adjusted EBITDA to make decisions regarding the future direction of the business and for resource allocation decisions, including incentive compensation. As a result, WK Kellogg Co believes the presentation of adjusted EBITDA, in addition to non-GAAP financial measures, provides investors with increased transparency into financial measures used by the WK Kellogg Co management team and improves investors’ understanding of WK Kellogg Co’s underlying operating performance, which is useful in the analysis of ongoing operating trends. Adjusted EBITDA has been reconciled from the most directly comparable U.S. Generally Accepted Accounting Principles (GAAP) financial measure below.

As non-GAAP financial measures, including adjusted EBITDA, are not standardized, our definition of adjusted EBITDA may not be comparable to financial measures used by other companies or to non-GAAP financial measures having the same or similar names. In order to compensate for such limitations of non-GAAP measures, readers should review the reconciliations and should not consider this measure in isolation from, or as an alternative to, the comparable financial measure determined in accordance with GAAP.

Adjusted EBITDA: WK Kellogg Co adjusts GAAP net income (loss) to exclude: interest expense, income tax expense (benefit), depreciation and amortization expense, mark-to-market impacts from commodity and foreign currency contracts, other income (expense) net, separation costs related to the company’s spin-off from Kellanova and business, portfolio realignment and restructuring costs. Management believes that adjusted EBITDA provides a meaningful measure of operating profitability that assists investors in understanding baseline and historical information.

WK KELLOGG CO

Reconciliation of Preliminary Net Income (Loss) (GAAP) to Preliminary Adjusted EBITDA (Non-GAAP)

(millions)	Quarter ended Jun 28, 2025
Preliminary Net income (loss)	$(1)
Interest expense	6
Income tax expense (benefit)	—
Depreciation and amortization expense	22

Preliminary EBITDA	$27
(Gain) loss on mark-to-market on foreign exchange and commodity hedges	(1)
Other (income) expense	(7)
Separation costs	8
Business portfolio realignment and restructuring costs	18

Preliminary Adjusted EBITDA	$45

Amounts shown in the table above represent the mid-point of the preliminary reported range.

Contacts

Ferrero Group

Global Media

Shilla Christianto

group.communications@ferrero.com

North America Media

Steve Alessandrini

northamericamediainquiries@ferrero.com

FTI Consulting

ferrerogroup@fticonsulting.com

WK Kellogg Co

WK Kellogg Co Investor Relations:

Karen Duke

karen.duke@wkkellogg.com

WK Kellogg Co Media:

Stacy Flathau

Media.Hotline@wkkellogg.com

Brunswick Group

WKKELLOGGCO@brunswickgroup.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), each as amended, including statements regarding the proposed acquisition of WK Kellogg Co by Ferrero (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, WK Kellogg Co’s preliminary revenue and Adjusted EBITDA results for the quarter ended June 28, 2025, and any other statements regarding WK Kellogg Co’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of WK Kellogg Co’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts WK Kellogg Co’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact WK Kellogg Co’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of WK Kellogg Co’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of WK Kellogg Co to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. WK Kellogg Co can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by WK Kellogg Co, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause WK Kellogg Co’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause WK Kellogg Co’s actual results to differ materially from those expressed in the forward-

looking statements, include, among others; the risk that the preliminary revenue and Adjusted EBITDA estimates for the quarter ended June 28, 2025 may change as a result of management’s review of results and other factors, adjustments that may arise in connection with WK Kellogg Co’s quarterly financial close process or its independent registered public accounting firm’s review of the consolidated financial statements for such quarter; and such other factors described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in WK Kellogg Co’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in WK Kellogg Co’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by WK Kellogg Co. WK Kellogg Co cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, WK Kellogg Co does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving WK Kellogg Co and Ferrero. A meeting of the shareowners of WK Kellogg Co will be announced as promptly as practicable to seek WK Kellogg Co shareowner approval in connection with the Merger. WK Kellogg Co intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to WK Kellogg Co’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by WK Kellogg Co with the SEC.

BEFORE MAKING ANY DECISION, WK KELLOGG CO SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at WK Kellogg Co’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in WK Kellogg Co’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by WK Kellogg Co with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of WK Kellogg Co’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

WK Kellogg Co and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from WK Kellogg Co’s shareowners in connection with the proposed transaction. Information regarding WK Kellogg Co’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for WK Kellogg Co’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of WK Kellogg Co’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in WK Kellogg Co’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of WK Kellogg Co’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of WK Kellogg Co’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that WK Kellogg Co expects to file in connection with the Merger and other relevant materials WK Kellogg Co may file with the SEC.

Exhibit 99.2

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of July 10, 2025, among Ferrero International S.A., a Luxembourg public limited company (“Acquiror”), and the W.K. Kellogg Foundation Trust, a Michigan charitable trust for the sole benefit of the W.K. Kellogg Foundation (the “Foundation”) (“Stockholder”), a stockholder of WK Kellogg Co, a Delaware corporation (the “Company”).

WHEREAS, as of the date hereof, Stockholder is the record or “beneficial” owner (as defined in Rule 13d-3 under the U.S. Securities Exchange Act of 1934 (as amended, and the rules promulgated thereunder the “Exchange Act”)) of the number of shares of common stock of the Company, par value $0.0001 per share (“Company Shares”), as set forth opposite such Stockholder’s name on Exhibit A;

WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Frosty Merger Sub, Inc., a Delaware corporation and indirect, wholly owned subsidiary of Acquiror (“Merger Sub”), and the Company, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions thereof, at the Effective Time, Merger Sub will merge with and into the Company with the Company surviving the merger (the “Merger”);

WHEREAS, the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, is a condition to the consummation of the Merger;

WHEREAS, as of the date hereof and subject to the terms and conditions herein, Stockholder has determined to vote in favor of the adoption of the Merger Agreement and the other Transactions contemplated in the Merger Agreement and in furtherance thereof has agreed to enter into this Agreement; and

WHEREAS, in order to induce Acquiror to enter into the Merger Agreement, Acquiror has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all Company Shares, now or hereafter “beneficially owned” by Stockholder.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT; GRANT OF PROXY

Section 1.01. Voting Agreement. From the date hereof until the termination of this Agreement in accordance with Section 5.03, Stockholder shall (x) appear at each meeting (whether annual or special and each adjourned or postponed meeting and including the Company Stockholder Meeting) of the stockholders of the Company concerning proposals related to the Merger, Merger Agreement, any Acquisition Proposal or any other transaction contemplated by the Merger Agreement or at which any matter set forth in this Section 1.01 is being considered, however called, or otherwise cause all of the Company Shares owned (whether beneficially or of record) at such time by Stockholder to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, if any, and (y) vote or cause to be voted (including by proxy or written consent, if applicable, with respect to) all Company Shares (including any New Company Shares (as defined below), as applicable) owned (whether beneficially or of record) at such time by Stockholder:

(a) with respect to each meeting at which a vote of Stockholder on the Merger is requested (a “Merger Proposal”), in favor of such Merger Proposal (and, in the event that such Merger Proposal is presented as more than one proposal, in favor of each proposal that is part of such Merger Proposal), and in favor of any other transactions or matters expressly contemplated by the Merger Agreement;

(b) against any Acquisition Proposal, without regard to the terms of such Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other transactions or matters contemplated by the Merger Agreement;

(c) against any other action, agreement or transaction that is intended, or that would or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions expressly contemplated by the Merger Agreement or the performance by Stockholder of his, her or its obligations under this Agreement; and

(d) against any action, proposal, transaction or agreement that would or would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of Stockholder contained in this Agreement (clauses (a) through (d) of this Section 1.01, the “Required Votes”); provided that, notwithstanding the foregoing, nothing in this Agreement shall require Stockholder to vote in any manner with respect to any amendment to the Merger Agreement if such amendment decreases the Per Share Price, changes the form of the consideration to be paid to holders of Company Common Stock, or otherwise adversely affects, the consideration payable to the holders of Company Common Stock, other than as contemplated by the Merger Agreement (as it exists on the date of this Agreement) including Section 7.1(b) of the Company Disclosure Letter thereto, imposes any material restrictions or any additional material conditions on the consummation of the Merger or

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the payment of the Per Share Price to the Company’s stockholders or extends the Termination Date beyond the latest date to which the Merger Agreement (as it exists on the date of this Agreement) contemplates extension of the Termination Date (each such amendment, an “Adverse Amendment”).

(e) For the avoidance of doubt, except as expressly set forth in this Section 1.01, Stockholder shall not be restricted from voting in any manner with respect to any other matters presented or submitted to the stockholders of the Company.

Section 1.02. Solicitation. Stockholder further agrees that, until the termination of this Agreement, Stockholder will not solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in connection with either any proposal to adopt the Merger Agreement and the Merger or approve any Acquisition Proposal, subject to Section 5.15, initiate a stockholders’ vote with respect to an Acquisition Proposal or become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal; provided that nothing herein (including Section 4.04) shall prohibit Stockholder or any of its Representatives from participating at the Company’s direction in any discussions or negotiations with respect to a possible stockholders’ consent or voting agreement in connection with any Acquisition Proposal in the event that the Company becomes, and only while the Company is, permitted to take such actions pursuant to Section 5.3(b) or Section 5.3(d)(ii) of the Merger Agreement with respect to such Acquisition Proposal.

Section 1.03. Irrevocable Proxy. Stockholder hereby revokes any and all previous proxies granted by Stockholder with respect to Company Shares owned (whether beneficially or of record) by it as of the date of this Agreement. In the event, but only in the event, that Stockholder fails to comply with any of its obligations set forth in Section 1.01 with respect to the Required Votes (and Stockholder shall give prompt written notice of such failure in accordance with Section 5.04 and, in any event, before the closing of the voting at the Company Stockholder Meeting with sufficient time to allow Acquiror to exercise its rights under this Section 1.03), then Stockholder hereby irrevocably grants to, and appoints, Acquiror and any designee of Acquiror (determined in Acquiror’s sole discretion) as Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Stockholder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) (until the termination of this Agreement in accordance with Section 5.03) any Company Shares owned (whether beneficially or of record) by Stockholder solely to the extent, and in the manner, expressly set forth with respect to the Required Votes in Section 1.01. The proxy granted by Stockholder pursuant to this Section 1.03, if it becomes effective, and except upon the termination of this Agreement in accordance with Section 5.03, is irrevocable and is granted in consideration of the Acquiror entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Stockholder hereby affirms that such irrevocable proxy, if it becomes effective, is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 5.03, is intended to be irrevocable. Each Stockholder agrees, subject to this Section 1.03 and unless and until this Agreement is terminated in accordance with Section 5.03, to vote its Company Shares (including any New Company Shares) in accordance with Section 1.01(a) through Section 1.01(d) above. The parties agree that the foregoing is a voting agreement.

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Acquiror that:

Section 2.01. Authorization.

(a) Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform his, her or its covenants and other obligations hereunder. The execution and delivery of this Agreement by Stockholder, the performance by Stockholder of his, her or its covenants and obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder (to the extent Stockholder is not a natural person), and no additional proceedings or actions on the part of Stockholder are necessary to authorize the execution and delivery of this Agreement, the performance by Stockholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Acquiror, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity. No consent of Stockholder’s spouse (if Stockholder is a natural person) is necessary under any community property or other applicable Laws for Stockholder to enter into, and perform, his or her obligations under this Agreement.

Section 2.02. Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any Law, require any further consent or other action by any person under any provision of any agreement or other instrument binding on Stockholder or result in the creation of any Lien upon the Company Shares.

Section 2.03. Actions and Proceedings. As of the date hereof, there are no Legal Proceedings pending or, to the knowledge of Stockholder, threatened against Stockholder or material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Acquiror of its rights under this Agreement or the ability of Stockholder to fully perform his, her or its covenants and obligations pursuant to this Agreement.

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Section 2.04. No Inconsistent Agreements. Except for this Agreement, Stockholder has not:

(a) granted any proxies or powers of attorney, or any other authorization or consent with respect to any or all of his, her or its Company Shares with respect to the matters set forth in Section 1.01; or

(b) deposited any of his, her or its Company Shares into a separate voting trust or entered into a voting agreement with respect to any of his, her or its Company Shares (or any other agreement or arrangement with respect to the voting of such Company Shares), other than under the terms of the trust agreement of Stockholder.

Section 2.05. Ownership. As of the date hereof, Stockholder owns (whether beneficially or of record) those Company Shares set forth opposite Stockholder’s name on Exhibit A. Stockholder is a trust that, together with the Foundation, is the sole beneficial owner and has and, other than in connection with Transfers (as defined below) to Permitted Transferees (as defined below) in accordance with the terms hereof (“Exempt Transfers”), will have at all times through the receipt of the Requisite Stockholder Approval such beneficial ownership, free and clear of all Liens (other than Permitted Liens (as defined below)). Stockholder has and, other than in connection with Exempt Transfers, will have at all times through the receipt of the Requisite Stockholder Approval sole voting power (including the right to control such vote as contemplated herein) and sole power of disposition with respect to such Company Shares (and any New Company Shares), and sole power to issue instructions with respect to the matters set forth in Article 1 hereof and sole power to agree to all of the matters set forth in this Agreement, free and clear of any adverse claim or other Liens (other than such Liens created by this Agreement, Liens applicable to the Company Shares that may exist pursuant to securities Laws, under the Company’s organizational documents or customary Liens pursuant to the terms of any custody or similar agreement applicable to the Company Shares held in brokerage accounts, Liens imposed pursuant to any written policies of the Company with respect to the trading of securities in connection with insider trading restrictions or Liens imposed under the terms of any trust in effect as of the date of this Agreement (but none of the terms of any such trust or Lien will impede, restrict, delay or preclude performance by Stockholder of, or compliance by such Stockholder with, its obligations under this Agreement) (collectively, “Permitted Liens”)), no person other than Stockholder has any right to direct or approve the voting or disposition of any of the Company Shares as it relates to the matters covered by this Agreement, and Stockholder has not entered into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer (as defined below) with respect to any of the Company Shares owned (whether beneficially or of record) by Stockholder.

Section 2.06. Total Shares. As of the date hereof, except for the Company Shares set forth on Exhibit A hereto, Stockholder does not beneficially own any Company Securities.

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Section 2.07. Broker Fees. There is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Stockholder who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission that would be payable by any Person other than Stockholder.

Section 2.08. Acknowledgement. Stockholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

Acquiror represents and warrants to Stockholder that:

Section 3.01. Authorization.

(a) Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Acquiror has been duly authorized by all necessary corporate action on the part of Acquiror, and no other corporate proceedings on the part of Acquiror are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Acquiror and, assuming the due authorization, execution and delivery by Stockholder, constitutes a legal, valid and binding obligation of Acquiror, enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity.

Section 3.02. Non-Contravention. The execution, delivery and performance by Acquiror of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any Law, require any consent or other action by any person under any provision of any agreement or other instrument binding on the Acquiror or result in the creation of any Lien upon any of the properties or assets of Acquiror.

Section 3.03. Actions and Proceedings. As of the date hereof, there are no Legal Proceedings pending or, to the knowledge of the Acquiror, threatened against Acquiror or any of its Affiliates or material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Stockholder of its rights under this Agreement or the ability of Acquiror to fully perform its covenants and obligations pursuant to this Agreement.

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ARTICLE 4

COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees that:

Section 4.01. No Proxies for or Encumbrances on Company Shares. Stockholder shall not, without the prior written consent of Acquiror, directly or indirectly, grant any proxies, consents or powers of attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Company Shares or deposit any Company Shares in a voting trust, or create or permit to exist any Lien (other than Permitted Liens), or take or agree to take any other action, that would or would reasonably be expected to prevent Stockholder from voting the Company Shares owned (whether beneficially or of record) by it in accordance with this Agreement or from complying in all material respects with the other obligations under this Agreement.

Section 4.02. No Transfer of Company Shares.

(a) During the period beginning on the date hereof and ending as of the termination of this Agreement in accordance with Section 5.03, except as consented to in advance in writing by Acquiror, Stockholder agrees not to, directly or indirectly, sell, transfer, assign, tender in any tender or exchange offer, pledge, hypothecate, exchange or otherwise dispose of (including by merger, special purpose business combination, consolidation, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily (“Transfer”) the Company Shares or any New Company Shares, other than to a Permitted Transferee (as defined below), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer of, any Company Shares or New Company Shares; provided, that, a Transfer may be made to a Permitted Transferee only if such Permitted Transferee agrees in writing (pursuant to an instrument in a form reasonably satisfactory to Acquiror) to be bound by the terms of this Agreement as if they were a party hereto; such written instrument expressly provides Acquiror with the ability to enforce the obligations of Stockholder and the Permitted Transferee with respect to the Company Shares, including causing such Company Shares to vote in accordance with the Required Votes; and prompt notice of such Transfer to such Permitted Transferee is delivered to Acquiror pursuant to Section 5.04.

(b) From and after the date of this Agreement through the term of this Agreement, Stockholder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Company Shares or any certificate or uncertificated interest representing any of Stockholder’s Company Shares, except as permitted by, and in accordance with, this Agreement.

(c) Any attempted Transfer of Company Shares in violation of this Section 4.02 shall be null and void.

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(d) A “Permitted Transferee” means, with respect to Stockholder, to any person by will or the laws of intestacy, a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of Stockholder (if Stockholder is a natural person), any trust, the beneficiaries of which include only Stockholder and his or her family members (including the persons named in clause (ii)) (if Stockholder is a natural person), any partnership or limited liability company, all partners or members of which include only Stockholder and his or her family members (including the persons named in clause (ii)) and any trust named in clause (iii) (if Stockholder is a natural person), if Stockholder is an entity, any of its partners (including limited or general partners), members, stockholders and affiliates in connection with a pro rata distribution of such Company Shares (including any New Company Shares), an entity qualified as a 501(c)(3) charitable organization, in connection with a bona fide gift or gifts thereto, and in the event that Stockholder is a natural person, to any person by operation of law pursuant to a qualified domestic order, divorce settlement, divorce decree or similar separation agreement. For the avoidance of doubt, a Permitted Transferee may Transfer Company Shares to its own Permitted Transferees in accordance with the terms and subject to the conditions of this Section 4.02.

Section 4.03. Additional Company Shares. Stockholder agrees that any Company Shares (or other voting securities of the Company or any other securities exchangeable for, or convertible into, any voting securities of the Company) that Stockholder purchases or with respect to which Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Company Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Company Shares currently owned by Stockholder (it being understood, for the avoidance of doubt, that any such New Company Shares shall be subject to the terms of this Agreement as though owned by Stockholder on the date hereof, and the representations and warranties in Article 2 above shall be true and correct as of the date that beneficial ownership of such New Company Shares is acquired).

Section 4.04. No Solicitation. Stockholder hereby agrees that, during the term of this Agreement, Stockholder shall not take any action, in his, her or its capacity as a stockholder of the Company, that the Company otherwise is then-prohibited from taking under Section 5.3 of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take certain actions set forth in Section 5.3 of the Merger Agreement with respect to an Acquisition Proposal, Stockholder in his or her capacity as an officer or director of the Company, if Stockholder is an officer or director, will be free to participate in any discussions or negotiations regarding such actions in accordance with and subject to the provisions of the Merger Agreement.

Section 4.05. Disclosure. Stockholder hereby consents to and authorizes the publication and disclosure by Acquiror and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of Stockholder’s identity and ownership, this Agreement and the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement; provided, that Acquiror shall (with respect to any of its disclosures) give Stockholder and its legal counsel a reasonable opportunity to

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review and comment on such disclosures prior to any such disclosures being made public (provided, that by executing this Agreement, Stockholder hereby consents to the filing of this Agreement by the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby). As promptly as practicable after obtaining actual knowledge thereof, Stockholder shall notify the Acquiror and the Company of any required corrections with respect to such information previously supplied by Stockholder to Acquiror or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.06. Appraisal and Dissenter’s Rights. Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Company Shares or New Company Shares.

Section 4.07. Share Dividends, etc. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Company Shares, the terms “Company Shares” and “New Company Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Definitional and Interpretative Provisions.

(a) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

(b) For the purposes of this Agreement, the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term; references to the terms Article, Section, paragraph and Exhibits are references to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires; the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive; the word “since” when used in this Agreement in reference to a date shall be deemed to be inclusive of such date; references to “written” or “in writing” include in electronic form; provisions shall apply, when appropriate, to

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successive events and transactions; a reference to any person includes such person’s successors and permitted assigns; references to “$” shall mean U.S. dollars; any reference to “days” means calendar days unless Business Days are expressly specified; when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded; if the day at the end of the period is not a Business Day, then such period shall end on the close of the next immediately following Business Day; references in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes; and all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Each of the parties hereto has participated in the negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

(c) For purposes of this Agreement, the term “beneficially owned” (and correlative terms) has the meaning ascribed to it in Rule 13d-3 adopted by the SEC under the Exchange Act.

Section 5.02. Further Assurances. Acquiror and Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement and by the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earliest to occur of the termination of the Merger Agreement, the entering into of any Adverse Amendment, the mutual written consent of Acquiror and Stockholder and the receipt of the Requisite Stockholder Approval; provided, that, notwithstanding anything in this Agreement to the contrary, the termination of this Agreement shall not relieve any party hereto of liability for any Willful and Material Breach (with respect to this Agreement) prior to such termination. Subject to the foregoing, upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto. Notwithstanding the preceding sentence, Article 5 of this Agreement (except for Section 5.02) shall survive any termination of this Agreement. The representations, warranties and covenants of Stockholder contained herein shall not survive the termination of this Agreement.

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Section 5.04. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered in accordance with the terms of Section 9.2 of the Merger Agreement: to Acquiror or the Company in accordance with Section 9.2 of the Merger Agreement or to Stockholder at its address set forth in Exhibit A attached hereto, with a copy (which shall not constitute notice) to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attn: Michael Chao; David Shevlin; Laura Twomey, Email: ****; ****; **** (or at such other address for a party as shall be specified by like notice). Stockholder shall be required to give Acquiror prompt (and in any event within 24 hours) written notice of any breaches of any representation, warranty, covenant or agreement of Stockholder set forth in this Agreement that would prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect.

Section 5.05. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.06. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Acquiror may transfer or assign its rights and obligations to any Affiliate of Acquiror.

Section 5.07. Governing Law; Submission to Jurisdiction. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Acquiror or Stockholder in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

Section 5.08. Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR THE ACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR

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ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) IT MAKES THIS WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 5.07.

Section 5.09. Counterparts; Effectiveness. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until the Company Board has approved the transactions contemplated by the Merger Agreement and this Agreement, the Merger Agreement is executed by all parties thereto and this Agreement is executed by all parties hereto.

Section 5.10. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 5.11. Remedies.

(a) Generally. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

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(b) Specific Performance. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by Stockholder, on the one hand, or Acquiror, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, Stockholder, on the one hand, and Acquiror, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement.

Section 5.12. Entire Agreement. This Agreement, the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, and to the extent referenced herein, the Merger Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 5.13. No Third-Party Beneficiaries. Each of Acquiror and Stockholder agrees that his, her or its respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto in accordance with and subject to the terms of this Agreement and this Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder; provided, however, that the Company is an express third party beneficiary of this Agreement, and is entitled to directly enforce the provisions hereof (including Section 5.03) and to remedies hereunder.

Section 5.14. Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Company Shares beneficially owned by Stockholder. All rights, ownership and economic benefits of and relating to such Company Shares shall remain vested in and belong to Stockholder, and the Acquiror shall not have any authority to direct Stockholder in the voting or disposition of such Company Shares except as otherwise provided herein.

Section 5.15. Capacity. Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder or beneficial owner of the Company Shares and nothing herein shall limit, restrict or otherwise affect any actions taken by Stockholder in his or her capacity as director, officer or employee of the Company (if applicable) (including from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing the Company or any of its Subsidiaries to exercise rights under the Merger Agreement (in accordance with the terms thereof)), and no such actions or omissions shall be deemed a breach of this Agreement. Furthermore, nothing in this Agreement shall be construed to prohibit, limit or restrict Stockholder, in his or her capacity as a director or officer of the Company or any of its Subsidiaries (if applicable), from exercising Stockholder’s fiduciary duties as a director or officer of the Company or any of its Subsidiaries, in each case, however, in accordance with the applicable terms of the Merger Agreement.

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Section 5.16. No Liability. Stockholder (in its capacity as a stockholder of the Company) shall be not liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement by the Company.

Section 5.17. Trust Acknowledgement. The parties hereto acknowledge and agree that Stockholder owns the Company Shares (and will own any New Company Shares) in trust for the benefit of its sole beneficiary, the Foundation.

Section 5.18. No Other Representations. Acquiror and Stockholder acknowledge and agree that, except for the representations and warranties expressly set forth in Article 2 and Article 3 of this Agreement, neither Acquiror nor Stockholder makes, has made, or shall be deemed to have made, any representation or warranty in connection with this Agreement. Acquiror and Stockholder acknowledge and agree that each is not entering into this Agreement in reliance on any representation or warranty, express or implied, except for the representations and warranties expressly set forth in Article 2 or Article 3, as applicable.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FERRERO INTERNATIONAL S.A.

By:	/s/ Daniel Martinez Carretero
Name: Daniel Martinez Carretero
Title: Chief Financial Officer

By:	/s/ Fabrizio Minneci
Name: Fabrizio Minneci
Title: Chief Legal Officer

[Signature Page to Voting Agreement]

TRUSTEES OF THE W.K. KELLOGG FOUNDATION TRUST

By: THE NORTHERN TRUST COMPANY, as corporate trustee

By:	/s/ Marina Jaudenes
Name: Marina Jaudenes
Title: Sr. Vice President

By:	/s/ La June Montgomery Tabron
Name: La June Montgomery Tabron, as Co-Trustee
Title: Co-Trustee

By:	/s/ Steven A. Cahillane
Name: Steven A. Cahillane, as Co-Trustee
Title: Co-Trustee

By:	/s/ Richard M. Tsoumas
Name: Richard M. Tsoumas, as Co-Trustee
Title: Co-Trustee

[Signature Page to Voting Agreement]

EXHIBIT A

Stockholder Information

Stockholder	Company Shares	Notice Address
W.K. Kellogg Foundation Trust	13,505,159	50 S. LaSalle Street—10B Chicago, IL 60603

Exhibit 99.3

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of July 10, 2025 (the “Effective Date”), among (i) Ferrero International S.A., a Luxembourg public limited company (“Acquiror”), (ii) each of (a) Gund Family Twelfth Investment Partnership, a New Jersey general partnership, (b) Gund Family Thirteenth Investment Partnership, a New Jersey general partnership, (c) G. Zachary Gund Article III, LLC, a Massachusetts limited liability company, (d) GCG Investments, LLC, a Massachusetts limited liability company, (e) Dionis Trust by and through the trustees of Dionis Trust, solely in their capacities as such, (f) the Marital Trust for Gordon Gund by and through the trustees of the Marital Trust for Gordon Gund, (g) the G. Zachary Gund Descendants Trust 2004 by and through the trustees of the G. Zachary Gund Descendants Trust 2004, (h) Gordon Gund – G. Zachary Gund Generation-Skipping Trust Article III Trust by and through the trustees of the Gordon Gund – G. Zachary Gund Generation-Skipping Trust Article III Trust, and (i) GZG 2004 Descendants, LLC, a Massachusetts limited liability company (each of (a) through (i), a “Stockholder,” and, collectively, the “Stockholders”), in each Stockholder’s capacity as a stockholder of WK Kellogg Co, a Delaware corporation (the “Company”).

WHEREAS, as of the date hereof, each Stockholder is the record or “beneficial” owner (as defined in Rule 13d-3 under the U.S. Securities Exchange Act of 1934 (as amended, and the rules promulgated thereunder the “Exchange Act”)) of the number of shares of common stock of the Company, par value $0.0001 per share (“Company Shares”), as set forth opposite such Stockholder’s name on Exhibit A;

WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Frosty Merger Sub, Inc., a Delaware corporation and direct or indirect, wholly owned subsidiary of Acquiror (“Merger Sub”), and the Company, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions thereof, at the Effective Time, Merger Sub will merge with and into the Company with the Company surviving the merger (the “Merger”);

WHEREAS, the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, is a condition to the consummation of the Merger;

WHEREAS, as of the date hereof and subject to the terms and conditions herein, each Stockholder has determined to vote in favor of the adoption of the Merger Agreement and the other Transactions contemplated in the Merger Agreement and in furtherance thereof has agreed to enter into this Agreement; and

WHEREAS, in order to induce Acquiror to enter into the Merger Agreement, Acquiror has requested each Stockholder, and such Stockholder has agreed, to enter into this Agreement with respect to all Company Shares, now or hereafter “beneficially owned” by such Stockholder.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT; GRANT OF PROXY

Section 1.01. Voting Agreement. From the date hereof until the termination of this Agreement in accordance with Section 5.03, each Stockholder shall (x) appear at each meeting (whether annual or special and each adjourned or postponed meeting and including the Company Stockholder Meeting) of the stockholders of the Company concerning proposals related to the Merger, Merger Agreement, any Acquisition Proposal or any other transaction contemplated by the Merger Agreement or at which any matter set forth in this Section 1.01 is being considered, however called, or otherwise cause all of the Company Shares owned (whether beneficially or of record) at such time by such Stockholder to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, if any, and (y) vote or cause to be voted (including by proxy or written consent, if applicable, with respect to) all Company Shares (including any New Company Shares (as defined below), as applicable) owned (whether beneficially or of record) at such time by such Stockholder:

(a) with respect to each meeting at which a vote of such Stockholder on the Merger is requested (a “Merger Proposal”), in favor of such Merger Proposal (and, in the event that such Merger Proposal is presented as more than one proposal, in favor of each proposal that is part of such Merger Proposal), and in favor of any other transactions or matters expressly contemplated by the Merger Agreement;

(b) against any Acquisition Proposal, without regard to the terms of such Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other transactions or matters contemplated by the Merger Agreement;

(c) against any other action, agreement or transaction that is intended, or that would or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions expressly contemplated by the Merger Agreement or the performance by such Stockholder of his, her or its obligations under this Agreement;

(d) against any action, proposal, transaction or agreement that would or would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement; and

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(e) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement, including the Merger (clauses (a) through (e) of this Section 1.01, the “Required Votes”); provided, that, notwithstanding the foregoing, nothing in this Agreement shall require Stockholder to vote in any manner with respect to any amendment to the Merger Agreement if such amendment (i) decreases the Per Share Price, changes the form of the Per Share Price or otherwise adversely affects the consideration payable to the holders of Company Common Stock, (ii) other than as contemplated by the Merger Agreement (as it exists on the date of this Agreement) including Section 7.1(b) of the Company Disclosure Letter thereto, imposes any material restrictions or any additional material conditions on the consummation of the Merger or the payment of the Per Share Price to the Company’s stockholders or (iii) extends the Termination Date beyond the latest date to which the Merger Agreement (as it exists on the date of this Agreement) contemplates extension of the Termination Date (each such amendment, an “Adverse Amendment”).

(f) For the avoidance of doubt, except as expressly set forth in this Section 1.01, Stockholder shall not be restricted from voting in any manner with respect to any other matters presented or submitted to the stockholders of the Company.

Section 1.02. Solicitation. Without limiting the generality of Section 5.15, such Stockholder further agrees that, until the termination of this Agreement, such Stockholder will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in connection with either any proposal to adopt the Merger Agreement and the Merger or approve any Acquisition Proposal, (b) initiate a stockholders’ vote with respect to an Acquisition Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal; provided, that nothing herein (including Section 4.04) shall prohibit Stockholder or any of its Representatives from participating at the Company’s direction in any discussions or negotiations with respect to a possible stockholders’ consent or voting agreement in connection with any Acquisition Proposal in the event that the Company becomes, and only while the Company is, permitted to take such actions pursuant to Section 5.3(b) or Section 5.3(d)(ii) of the Merger Agreement with respect to such Acquisition Proposal.

Section 1.03. Irrevocable Proxy. Each Stockholder hereby revokes any and all previous proxies granted by such Stockholder with respect to Company Shares owned (whether beneficially or of record) by it as of the date of this Agreement. In the event, but only in the event, that Stockholder fails to comply with any of its obligations set forth in Section 1.01 with respect to the Required Votes (and Stockholder shall give prompt written notice of such failure in accordance with Section 5.04 and, in any event, before the closing of the voting at the Stockholder Meeting with sufficient time to allow Acquiror to exercise its rights under this Section 1.03), then Stockholder hereby irrevocably grants to, and appoints, Acquiror and any designee of Acquiror (determined in Acquiror’s sole discretion) as such Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in such Stockholder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) (until the termination of this Agreement in accordance with Section 5.03) any Company Shares

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owned (whether beneficially or of record) by such Stockholder solely to the extent, and in the manner, expressly set forth with respect to the Required Votes in Section 1.01. The proxy granted by such Stockholder pursuant to this Section 1.03, if it becomes effective, and except upon the termination of this Agreement in accordance with Section 5.03, is irrevocable and is granted in consideration of the Acquiror entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Each Stockholder hereby affirms that such irrevocable proxy, if it becomes effective, is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 5.03, is intended to be irrevocable. Each Stockholder agrees, subject to this Section 1.03 and unless and until this Agreement is terminated in accordance with Section 5.03, to vote its Company Shares (including any New Company Shares) in accordance with Section 1.01(a) through Section 1.01(e) above. The parties agree that the foregoing is a voting agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Each Stockholder, severally and not jointly, represents and warrants to Acquiror that:

Section 2.01. Authorization.

(a) Such Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform his, her or its covenants and other obligations hereunder. The execution and delivery of this Agreement by Stockholder, the performance by such Stockholder of his, her or its covenants and obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such Stockholder (to the extent such Stockholder is not a natural person), and no additional proceedings or actions on the part of such Stockholder are necessary to authorize the execution and delivery of this Agreement, the performance by such Stockholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Acquiror, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity. No consent of such Stockholder’s spouse (if Stockholder is a natural person) is necessary under any community property or other applicable Laws for Stockholder to enter into, and perform, his or her obligations under this Agreement.

Section 2.02. Non-Contravention. The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on such Stockholder or (iii) result in the creation of any Lien upon the Company Shares.

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Section 2.03. Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of such Stockholder, threatened against such Stockholder or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Acquiror of its rights under this Agreement or the ability of such Stockholder to fully perform his, her or its covenants and obligations pursuant to this Agreement.

Section 2.04. No Inconsistent Agreements. Except for this Agreement, such Stockholder has not:

(a) granted any proxies or powers of attorney, or any other authorization or consent with respect to any or all of his, her or its Company Shares with respect to the matters set forth in Section 1.01; or

(b) deposited any of his, her or its Company Shares into a separate voting trust or entered into a voting agreement with respect to any of his, her or its Company Shares (or any other agreement or arrangement with respect to the voting of such Company Shares).

Section 2.05. Ownership. As of the date hereof, each Stockholder, severally and not jointly, represents and warrants as to such Stockholder that (a) such Stockholder owns (whether beneficially or of record) those Company Shares set forth opposite such Stockholder’s name on Exhibit A and Stockholder is the sole beneficial owner and has (and, other than in connection with Transfers (as defined below) to Permitted Transferees (as defined below) in accordance with the terms hereof), will have at all times through the Closing) sole beneficial ownership, sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 1 hereof, and sole power to agree to all of the matters set forth in this Agreement, free and clear of any adverse claim or other Liens (other than such Liens created by this Agreement, Liens applicable to the Company Shares that may exist pursuant to securities Laws, under the Company’s organizational documents or customary Liens pursuant to the terms of any custody or similar agreement applicable to the Company Shares held in brokerage accounts (collectively, “Permitted Liens”)), (b) no person other than such Stockholder has any right to direct or approve the voting or disposition of any of the Company Shares, and (c) such Stockholder has not entered into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer (as defined below) with respect to any of the Company Shares owned (whether beneficially or of record) by such Stockholder.

Section 2.06. Total Shares. As of the date hereof, except for the Company Shares set forth on Exhibit A hereto with respect to such Stockholder, such Stockholder does not beneficially own any Company Securities.

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Section 2.07. Broker Fees. There is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of such Stockholder who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission in connection with this Agreement.

Section 2.08. Acknowledgement. Each Stockholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

Acquiror represents and warrants to each Stockholder that:

Section 3.01. Authorization.

(a) Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Acquiror has been duly authorized by all necessary corporate action on the part of Acquiror, and no other corporate proceedings on the part of Acquiror are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Acquiror and, assuming the due authorization, execution and delivery by each Stockholder, constitutes a legal, valid and binding obligation of Acquiror, enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity.

Section 3.02. Non-Contravention. The execution, delivery and performance by Acquiror of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on the Acquiror or (iii) result in the creation of any Lien upon any of the properties or assets of Acquiror.

Section 3.03. Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of the Acquiror, threatened against Acquiror or any of its Affiliates or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by any Stockholder of its rights under this Agreement or the ability of Acquiror to fully perform its covenants and obligations pursuant to this Agreement.

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ARTICLE 4

COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees, severally and not jointly, that:

Section 4.01. No Proxies for or Encumbrances on Company Shares. Such Stockholder shall not, without the prior written consent of Acquiror, directly or indirectly, (i) grant any proxies, consents or powers of attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Company Shares or deposit any Company Shares in a voting trust, or (ii) create or permit to exist any Lien (other than Permitted Liens), or take or agree to take any other action, that would or would reasonably be expected to prevent such Stockholder from voting the Company Shares owned (whether beneficially or of record) by it in accordance with this Agreement or from complying in all material respects with the other obligations under this Agreement.

Section 4.02. No Transfer of Company Shares.

(a) During the period beginning on the date hereof and ending as of the termination of this Agreement in accordance with Section 5.03, except as consented to in advance in writing by Acquiror, such Stockholder agrees not to, directly or indirectly, sell, transfer, assign, tender in any tender or exchange offer, pledge, hypothecate, exchange or otherwise dispose of (including by merger, special purpose business combination, consolidation, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily (“Transfer”) the Company Shares or any New Company Shares, other than to a Permitted Transferee (as defined below), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer of, any Company Shares or New Company Shares; provided, that, a Transfer may be made to a Permitted Transferee only if (i) such Permitted Transferee agrees in writing (pursuant to an instrument in a form reasonably satisfactory to Acquiror) to be bound by the terms of this Agreement as if they were a party hereto; (ii) such written instrument expressly provides Acquiror with the ability to enforce the obligations of such Stockholder and the Permitted Transferee with respect to the Company Shares, including causing such Company Shares to vote in accordance with the Required Votes; and (iii) prompt notice of such Transfer to such Permitted Transferee is delivered to Acquiror pursuant to Section 5.04.

(b) From and after the date of this Agreement through the term of this Agreement, such Stockholder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Company Shares or any certificate or uncertificated interest representing any of such Stockholder’s Company Shares, except as permitted by, and in accordance with, this Agreement.

(c) Any attempted Transfer of Company Shares in violation of this Section 4.02 shall be null and void.

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(d) A “Permitted Transferee” means, with respect to any Stockholder, (i) to any person by will or the laws of intestacy, (ii) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder (if such Stockholder is a natural person), (iii) any trust, the beneficiaries of which include only such Stockholder and his or her family members (including the persons named in clause (ii)) (if such Stockholder is a natural person), (iv) any partnership or limited liability company, all partners or members of which include only such Stockholder and his or her family members (including the persons named in clause (ii)) and any trust named in clause (iii) (if such Stockholder is a natural person), (v) if such Stockholder is an entity, any of its partners (including limited or general partners), members, stockholders and affiliates in connection with a pro rata distribution of such Company Shares (including any New Company Shares), (vi) an entity qualified as a 501(c)(3) charitable organization, in connection with a bona fide gift or gifts thereto, and (vii) in the event that such Stockholder is a natural person, to any person by operation of law pursuant to a qualified domestic order, divorce settlement, divorce decree or similar separation agreement. For the avoidance of doubt, a Permitted Transferee may Transfer Company Shares to its own Permitted Transferees in accordance with the terms and subject to the conditions of this Section 4.02.

Section 4.03. Additional Company Shares. Such Stockholder agrees that any Company Shares (or other voting securities of the Company or any other securities exchangeable for, or convertible into, any voting securities of the Company) that such Stockholder purchases or with respect to which such Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Company Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Company Shares currently owned by such Stockholder (it being understood, for the avoidance of doubt, that any such New Company Shares shall be subject to the terms of this Agreement as though owned by such Stockholder on the date hereof, and the representations and warranties in Article 2 above shall be true and correct as of the date that beneficial ownership of such New Company Shares is acquired).

Section 4.04. No Solicitation. Such Stockholder hereby agrees that, during the term of this Agreement, such Stockholder shall not take any action, in his, her or its capacity as a stockholder of the Company, that the Company otherwise is then-prohibited from taking under Section 5.3 of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, without limiting the generality of Section 5.15 hereof, to the extent the Company is permitted to take certain actions set forth in Section 5.3 of the Merger Agreement with respect to an Acquisition Proposal, such Stockholder in his or her capacity as an officer or director of the Company, if such Stockholder is an officer or director, will be free to participate in any discussions or negotiations regarding such actions in accordance with and subject to the provisions of the Merger Agreement.

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Section 4.05. Disclosure. Such Stockholder hereby consents to and authorizes the publication and disclosure by Acquiror and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of such Stockholder’s identity and ownership, this Agreement and the nature of such Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided, that Acquiror shall (with respect to any of its disclosures) give such Stockholder and his legal counsel a reasonable opportunity to review and comment on such disclosures prior to any such disclosures being made public (provided, that by executing this Agreement, such Stockholder hereby consents to the filing of this Agreement by the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby). As promptly as practicable after obtaining actual knowledge thereof, such Stockholder shall notify the Acquiror and the Company of any required corrections with respect to such information previously supplied by Stockholder to Acquiror or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.06. Appraisal and Dissenter’s Rights. Such Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Company Shares or New Company Shares.

Section 4.07. Share Dividends, etc. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Company Shares, the terms “Company Shares” and “New Company Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Definitional and Interpretative Provisions.

(a) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

(b) For the purposes of this Agreement, (i) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term; (ii) references to the terms Article, Section, paragraph and Exhibits are references to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; (iii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires; (iv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends,

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and such phrase shall not mean simply “if”; (v) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; (vi) unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive; (vii) the word “since” when used in this Agreement in reference to a date shall be deemed to be inclusive of such date; (viii) references to “written” or “in writing” include in electronic form; (ix) provisions shall apply, when appropriate, to successive events and transactions; (x) a reference to any person includes such person’s successors and permitted assigns; (xi) references to “$” shall mean U.S. dollars; (xii) any reference to “days” means calendar days unless Business Days are expressly specified; (xiii) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded; if the day at the end of the period is not a Business Day, then such period shall end on the close of the next immediately following Business Day; (xiv) references in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes; and (xv) all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. Each of the parties hereto has participated in the negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

(c) For purposes of this Agreement, the term “beneficially owned” (and correlative terms) has the meaning ascribed to it in Rule 13d-3 adopted by the SEC under the Exchange Act.

Section 5.02. Further Assurances. Acquiror and each Stockholder agrees to each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement and by the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) the entering into of any Adverse Amendment, (iii) the mutual written consent of Acquiror and each Stockholder and (iv) the receipt of the Requisite Stockholder Approval; provided, that, notwithstanding anything in this Agreement to the contrary, the termination of this Agreement shall not relieve any party hereto of liability for any breach prior to such termination. Subject to the foregoing,

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upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto. Notwithstanding the preceding sentence, Article 5 of this Agreement (except for Section 5.02) shall survive any termination of this Agreement. The representations, warranties and covenants of each Stockholder contained herein shall not survive the termination of this Agreement.

Section 5.04. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered to Acquiror in accordance with Section 9.2 of the Merger Agreement and to any Stockholder at its address set forth in Exhibit A attached hereto (or at such other address for a party as shall be specified by like notice). Each Stockholder shall be required to give Acquiror prompt (and in any event within 24 hours) written notice of any breaches of any representation, warranty, covenant or agreement of any Stockholder set forth in this Agreement that would prevent or delay the performance by such Stockholder of its obligations under this Agreement in any material respect.

Section 5.05. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.06. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Acquiror may transfer or assign its rights and obligations to any Affiliate of Acquiror.

Section 5.07. Governing Law; Submission to Jurisdiction. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Acquiror or Stockholders in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

Section 5.08. Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY

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LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR THE ACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) IT MAKES THIS WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 5.07.

Section 5.09. Counterparts; Effectiveness. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 5.10. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 5.11. Remedies.

(a) Generally. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

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(b) Specific Performance. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by any Stockholder, on the one hand, or Acquiror, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, such Stockholder, on the one hand, and Acquiror, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement.

Section 5.12. Entire Agreement. This Agreement, the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, and to the extent referenced herein, the Merger Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 5.13. No Third-Party Beneficiaries. Each of Acquiror and each Stockholder agrees that (a) his, her or its respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto in accordance with and subject to the terms of this Agreement and (b) this Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder; provided, however, that the Company is an express third party beneficiary of this Agreement, and is entitled to directly enforce the provisions hereof (including Section 5.03) and to remedies hereunder.

Section 5.14. Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Company Shares beneficially owned by each Stockholder. All rights, ownership and economic benefits of and relating to such Company Shares shall remain vested in and belong to each Stockholder, and the Acquiror shall not have any authority to direct such Stockholder in the voting or disposition of such Company Shares except as otherwise provided herein.

Section 5.15. Capacity. Each Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder or beneficial owner of the Company Shares and nothing herein shall limit, restrict or otherwise affect any actions taken by such Stockholder in his or her capacity as director, officer or employee of the Company (if applicable) (including from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing the Company or any of its Subsidiaries to exercise rights under the Merger Agreement (in accordance with the terms thereof)), and no such actions or omissions shall be deemed a breach of this Agreement. Furthermore, nothing in this Agreement shall be construed to prohibit, limit or restrict

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any Stockholder, in his or her capacity as a director or officer of the Company or any of its Subsidiaries (if applicable), from exercising such Stockholder’s fiduciary duties as a director or officer of the Company or any of its Subsidiaries, in each case, however, in accordance with the applicable terms of the Merger Agreement.

Section 5.16. No Liability. Stockholder (in its capacity as a stockholder of the Company) shall be not liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement by the Company.

Section 5.17. No Other Representations. Acquiror and Stockholder acknowledge and agree that, except for the representations and warranties expressly set forth in Article 2 and Article 3 of this Agreement, neither Acquiror nor Stockholder makes, has made, or shall be deemed to have made, any representation or warranty in connection with this Agreement. Acquiror and Stockholder acknowledge and agree that each is not entering into this Agreement in reliance on any representation or warranty, express or implied, except for the representations and warranties expressly set forth in Article 2 or Article 3, as applicable.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FERRERO INTERNATIONAL S.A.

By:	/s/ Daniel Martinez Carretero
Name: Daniel Martinez Carretero
Title: Chief Financial Officer

By:	/s/ Fabrizio Minneci
Name: Fabrizio Minneci
Title: Chief Legal Officer

[Signature Page to Voting Agreement]

STOCKHOLDERS:

GUND FAMILY TWELFTH INVESTMENT PARTNERSHIP

By:	/s/ G. Zachary Gund
Name: G. Zachary Gund
Title: Manager

By:	/s/ Grant A. Gund
Name: Grant A. Gund
Title: Manager

GUND FAMILY THIRTEENTH INVESTMENT PARTNERSHIP

By:	/s/ G. Zachary Gund
Name: G. Zachary Gund
Title: Manager

By:	/s/ Grant A. Gund
Name: Grant A. Gund
Title: Manager

G. ZACHARY GUND ARTICLE III, LLC

By:	/s/ G. Zachary Gund
Name: G. Zachary Gund
Title: Manager

GCG INVESTMENTS, LLC

By:	/s/ G. Zachary Gund
Name: G. Zachary Gund
Title: Manager

[Signature Page to Voting Agreement]

STOCKHOLDERS (cont.):

DIONIS TRUST:

/s/ Gordon Gund
Gordon Gund, solely in his capacity as Trustee of the Dionis Trust

/s/ Grant A. Gund
Grant A. Gund, solely in his capacity as Trustee of the Dionis Trust

/s/ G. Zachary Gund
G. Zachary Gund, solely in his capacity as Trustee of the Dionis Trust

MARITAL TRUST FOR GORDON GUND:

/s/ Gordon Gund
Gordon Gund, solely in his capacity as Trustee of the Marital Trust for Gordon Gund

/s/ Grant A. Gund
Grant A. Gund, solely in his capacity as Trustee of the Marital Trust for Gordon Gund

/s/ G. Zachary Gund
G. Zachary Gund, solely in his capacity as Trustee of the Marital Trust for Gordon Gund

[Signature Page to Voting Agreement]

/s/ Alison Glover
Alison Glover, solely in her capacity as Trustee of the Marital Trust for Gordon Gund

THE G. ZACHARY GUND DESCENDANTS TRUST 2004:

/s/ William H. Nottage
KeyBank National Association, solely in its capacity as Trustee of the G. Zachary Gund Descendants Trust 2004

/s/ G. Zachary Gund
G. Zachary Gund, solely in his capacity as Trustee of the G. Zachary Gund Descendants Trust 2004

GZG 2004 DESCENDANTS, LLC

By:	/s/ G. Zachary Gund
Name: G. Zachary Gund
Title: Manager

GORDON GUND – G. ZACHARY GUND GENERATION-SKIPPING TRUST ARTICLE III TRUST:

/s/ William H. Nottage
KeyBank National Association, solely in its capacity as Trustee of the Gordon Gund – G. Zachary Gund Generation-Skipping Trust Article III Trust

/s/ G. Zachary Gund
G. Zachary Gund, solely in his capacity as Trustee of the Gordon Gund – G. Zachary Gund Generation-Skipping Trust Article III Trust

[Signature Page to Voting Agreement]

EXHIBIT A

Stockholder Information

Stockholder	Company Shares	Notice Address
Gund Family Twelfth Partnership	83,500	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742
Gund Family Thirteenth Partnership	268,750	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742
G. Zachary Gund Article III, LLC	7,660	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742
GCG Investments, LLC	2,300	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742
Dionis Trust	110,467	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742
The Marital Trust for Gordon Gund	2,500	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742
The G. Zachary Gund Descendants Trust 2004	250,000	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742
GZG 2004 Descendants, LLC	15	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742
Gordon Gund – G. Zachary Gund Generation-Skipping Trust Article III Trust	914	c/o Coppermine Capital 30 Monument Square, #220 Concord, MA 01742

TOTAL	726,106

Exhibit 99.4

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of July 10, 2025 (the “Effective Date”), among Ferrero International S.A., a Luxembourg public limited company (“Acquiror”), and KeyBank National Association, solely in its capacity as Trustee of the trusts set forth on Exhibit A and not in its individual corporate capacity (“Stockholder”), a stockholder of WK Kellogg Co, a Delaware corporation (the “Company”).

WHEREAS, as of the date hereof, Stockholder is the record or “beneficial” owner (as defined in Rule 13d-3 under the U.S. Securities Exchange Act of 1934 (as amended, and the rules promulgated thereunder the “Exchange Act”)) of the number of shares of common stock of the Company, par value $0.0001 per share (“Company Shares”), as set forth opposite Stockholder’s name on Exhibit A;

WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Frosty Merger Sub, Inc., a Delaware corporation and direct or indirect, wholly owned subsidiary of Acquiror (“Merger Sub”), and the Company, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions thereof, at the Effective Time, Merger Sub will merge with and into the Company with the Company surviving the merger (the “Merger”);

WHEREAS, the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, is a condition to the consummation of the Merger;

WHEREAS, as of the date hereof and subject to the terms and conditions herein, Stockholder has determined to vote in favor of the adoption of the Merger Agreement and the other Transactions contemplated in the Merger Agreement and in furtherance thereof has agreed to enter into this Agreement; and

WHEREAS, in order to induce Acquiror to enter into the Merger Agreement, Acquiror has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all Company Shares, now or hereafter “beneficially owned” by Stockholder.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT; GRANT OF PROXY

Section 1.01. Voting Agreement. From the date hereof until the termination of this Agreement in accordance with Section 5.03, Stockholder shall (x) appear at each meeting (whether annual or special and each adjourned or postponed meeting and including the Company Stockholder Meeting) of the stockholders of the Company concerning proposals related to the Merger, Merger Agreement, any Acquisition Proposal or any other transaction contemplated by the Merger Agreement or at which any matter set forth in this Section 1.01 is being considered, however called, or otherwise cause all of the Company Shares owned (whether beneficially or of record) at such time by Stockholder to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, if any, and (y) vote or cause to be voted (including by proxy or written consent, if applicable, with respect to) all Company Shares (including any New Company Shares (as defined below), as applicable) owned (whether beneficially or of record) at such time by Stockholder:

(a) with respect to each meeting at which a vote of Stockholder on the Merger is requested (a “Merger Proposal”), in favor of such Merger Proposal (and, in the event that such Merger Proposal is presented as more than one proposal, in favor of each proposal that is part of such Merger Proposal), and in favor of any other transactions or matters expressly contemplated by the Merger Agreement;

(b) against any Acquisition Proposal, without regard to the terms of such Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other transactions or matters contemplated by the Merger Agreement;

(c) against any other action, agreement or transaction that is intended, or that would or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions expressly contemplated by the Merger Agreement or the performance by Stockholder of his, her or its obligations under this Agreement;

(d) against any action, proposal, transaction or agreement that would or would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of Stockholder contained in this Agreement; and

(e) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement, including the Merger (clauses (a) through (e) of this Section 1.01, the “Required Votes”); provided, that, notwithstanding the foregoing, nothing in this Agreement shall require Stockholder to vote in any manner with respect to any amendment to the Merger Agreement if such amendment (i) decreases the Per Share Price, changes the form of the Per Share Price or otherwise adversely affects the consideration payable to the holders of Company Common Stock, (ii) other than as contemplated by the Merger Agreement (as it exists on the date of this

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Agreement) including Section 7.1(b) of the Company Disclosure Letter thereto, imposes any material restrictions or any additional material conditions on the consummation of the Merger or the payment of the Per Share Price to the Company’s stockholders or (iii) extends the Termination Date beyond the latest date to which the Merger Agreement (as it exists on the date of this Agreement) contemplates extension of the Termination Date (each such amendment, an “Adverse Amendment”).

(f) For the avoidance of doubt, except as expressly set forth in this Section 1.01, Stockholder shall not be restricted from voting in any manner with respect to any other matters presented or submitted to the stockholders of the Company.

Section 1.02. Solicitation. Without limiting the generality of Section 5.15, Stockholder further agrees that, until the termination of this Agreement, Stockholder will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in connection with either any proposal to adopt the Merger Agreement and the Merger or approve any Acquisition Proposal, (b) initiate a stockholders’ vote with respect to an Acquisition Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal; provided, that nothing herein (including Section 4.04) shall prohibit Stockholder or any of its Representatives from participating at the Company’s direction in any discussions or negotiations with respect to a possible stockholders’ consent or voting agreement in connection with any Acquisition Proposal in the event that the Company becomes, and only while the Company is, permitted to take such actions pursuant to Section 5.3(b) or Section 5.3(d)(ii) of the Merger Agreement with respect to such Acquisition Proposal.

Section 1.03. Irrevocable Proxy. Stockholder hereby revokes any and all previous proxies granted by Stockholder with respect to Company Shares owned (whether beneficially or of record) by it as of the date of this Agreement. In the event, but only in the event, that Stockholder fails to comply with any of its obligations set forth in Section 1.01 with respect to the Required Votes (and Stockholder shall give prompt written notice of such failure in accordance with Section 5.04 and, in any event, before the closing of the voting at the Stockholder Meeting with sufficient time to allow Acquiror to exercise its rights under this Section 1.03), then Stockholder hereby irrevocably grants to, and appoints, Acquiror and any designee of Acquiror (determined in Acquiror’s sole discretion) as Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Stockholder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) (until the termination of this Agreement in accordance with Section 5.03) any Company Shares owned (whether beneficially or of record) by Stockholder solely to the extent, and in the manner, expressly set forth with respect to the Required Votes in Section 1.01. The proxy granted by Stockholder pursuant to this Section 1.03, if it becomes effective, and except upon the termination of this Agreement in accordance with Section 5.03, is irrevocable and is granted in consideration of the Acquiror entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Stockholder hereby affirms that such irrevocable proxy, if it becomes effective, is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in

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accordance with Section 5.03, is intended to be irrevocable. Stockholder agrees, subject to this Section 1.03 and unless and until this Agreement is terminated in accordance with Section 5.03, to vote its Company Shares (including any New Company Shares) in accordance with Section 1.01(a) through Section 1.01(e) above. The parties agree that the foregoing is a voting agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Acquiror that:

Section 2.01. Authorization.

(a) Such Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform his, her or its covenants and other obligations hereunder. The execution and delivery of this Agreement by Stockholder, the performance by Stockholder of his, her or its covenants and obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Stockholder (to the extent Stockholder is not a natural person), and no additional proceedings or actions on the part of Stockholder are necessary to authorize the execution and delivery of this Agreement, the performance by Stockholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Acquiror, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity. No consent of Stockholder’s spouse (if Stockholder is a natural person) is necessary under any community property or other applicable Laws for Stockholder to enter into, and perform, his or her obligations under this Agreement.

Section 2.02. Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on Stockholder or (iii) result in the creation of any Lien upon the Company Shares.

Section 2.03. Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of Stockholder, threatened against Stockholder or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Acquiror of its rights under this Agreement or the ability of Stockholder to fully perform his, her or its covenants and obligations pursuant to this Agreement.

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Section 2.04. No Inconsistent Agreements. Except for this Agreement, Stockholder has not:

(a) granted any proxies or powers of attorney, or any other authorization or consent with respect to any or all of his, her or its Company Shares with respect to the matters set forth in Section 1.01; or

(b) deposited any of his, her or its Company Shares into a separate voting trust or entered into a voting agreement with respect to any of his, her or its Company Shares (or any other agreement or arrangement with respect to the voting of such Company Shares).

Section 2.05. Ownership. As of the date hereof, Stockholder represents and warrants as to Stockholder that (a) Stockholder owns (whether beneficially or of record) those Company Shares set forth opposite Stockholder’s name on Exhibit A and Stockholder is the sole beneficial owner and has (and, other than in connection with Transfers (as defined below) to Permitted Transferees (as defined below) in accordance with the terms hereof), will have at all times through the Closing) sole beneficial ownership, sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 1 hereof, and sole power to agree to all of the matters set forth in this Agreement, free and clear of any adverse claim or other Liens (other than such Liens created by this Agreement, Liens applicable to the Company Shares that may exist pursuant to securities Laws, under the Company’s organizational documents or customary Liens pursuant to the terms of any custody or similar agreement applicable to the Company Shares held in brokerage accounts or Liens listed on Exhibit B (collectively, “Permitted Liens”)), (b) no person other than Stockholder has any right to direct or approve the voting or disposition of any of the Company Shares, and (c) Stockholder has not entered into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer (as defined below) with respect to any of the Company Shares owned (whether beneficially or of record) by Stockholder.

Section 2.06. Total Shares. As of the date hereof, except for the Company Shares set forth on Exhibit A hereto with respect to Stockholder, Stockholder does not beneficially own any Company Securities.

Section 2.07. Broker Fees. There is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Stockholder who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission in connection with this Agreement.

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Section 2.08. Acknowledgement. Stockholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

Acquiror represents and warrants to Stockholder that:

Section 3.01. Authorization.

(a) Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Acquiror has been duly authorized by all necessary corporate action on the part of Acquiror, and no other corporate proceedings on the part of Acquiror are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Acquiror and, assuming the due authorization, execution and delivery by Stockholder, constitutes a legal, valid and binding obligation of Acquiror, enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity.

Section 3.02. Non-Contravention. The execution, delivery and performance by Acquiror of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on the Acquiror or (iii) result in the creation of any Lien upon any of the properties or assets of Acquiror.

Section 3.03. Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of the Acquiror, threatened against Acquiror or any of its Affiliates or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Stockholder of its rights under this Agreement or the ability of Acquiror to fully perform its covenants and obligations pursuant to this Agreement.

ARTICLE 4

COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees that:

Section 4.01. No Proxies for or Encumbrances on Company Shares. Such Stockholder shall not, without the prior written consent of Acquiror, directly or

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indirectly, (i) grant any proxies, consents or powers of attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Company Shares or deposit any Company Shares in a voting trust, or (ii) create or permit to exist any Lien (other than Permitted Liens), or take or agree to take any other action, that would or would reasonably be expected to prevent Stockholder from voting the Company Shares owned (whether beneficially or of record) by it in accordance with this Agreement or from complying in all material respects with the other obligations under this Agreement.

Section 4.02. No Transfer of Company Shares.

(a) During the period beginning on the date hereof and ending as of the termination of this Agreement in accordance with Section 5.03, except as consented to in advance in writing by Acquiror, Stockholder agrees not to, directly or indirectly, sell, transfer, assign, tender in any tender or exchange offer, pledge, hypothecate, exchange or otherwise dispose of (including by merger, special purpose business combination, consolidation, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily (“Transfer”) the Company Shares or any New Company Shares, other than to a Permitted Transferee (as defined below), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer of, any Company Shares or New Company Shares; provided, that, a Transfer may be made to a Permitted Transferee only if (i) such Permitted Transferee agrees in writing (pursuant to an instrument in a form reasonably satisfactory to Acquiror) to be bound by the terms of this Agreement as if they were a party hereto; (ii) such written instrument expressly provides Acquiror with the ability to enforce the obligations of Stockholder and the Permitted Transferee with respect to the Company Shares, including causing such Company Shares to vote in accordance with the Required Votes; and (iii) prompt notice of such Transfer to such Permitted Transferee is delivered to Acquiror pursuant to Section 5.04.

(b) From and after the date of this Agreement through the term of this Agreement, Stockholder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Company Shares or any certificate or uncertificated interest representing any of Stockholder’s Company Shares, except as permitted by, and in accordance with, this Agreement.

(c) Any attempted Transfer of Company Shares in violation of this Section 4.02 shall be null and void.

(d) A “Permitted Transferee” means, with respect to Stockholder, (i) to any person by will or the laws of intestacy, (ii) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of Stockholder (if Stockholder is a natural person), (iii) any trust, the beneficiaries of which include only the beneficiaries identified in the trusts listed in Exhibit A and his or her family members (including the persons named in clause (ii)) (if Stockholder is a natural person), (iv) any partnership or limited liability company, all partners or members of which include only Stockholder and his or her family

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members (including the persons named in clause (ii)) and any trust named in clause (iii) (if Stockholder is a natural person), (v) if Stockholder is an entity, any of its partners (including limited or general partners), members, stockholders and affiliates in connection with a pro rata distribution of such Company Shares (including any New Company Shares), (vi) an entity qualified as a 501(c)(3) charitable organization, in connection with a bona fide gift or gifts thereto, (vii) in the event that Stockholder is a natural person, to any person by operation of law pursuant to a qualified domestic order, divorce settlement, divorce decree or similar separation agreement and (viii) any trust resulting from the trust division, split, merger or modification of the trusts identified in Exhibit A. For the avoidance of doubt, a Permitted Transferee may Transfer Company Shares to its own Permitted Transferees in accordance with the terms and subject to the conditions of this Section 4.02.

Section 4.03. Additional Company Shares. Such Stockholder agrees that any Company Shares (or other voting securities of the Company or any other securities exchangeable for, or convertible into, any voting securities of the Company) that Stockholder purchases or with respect to which Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Company Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Company Shares currently owned by Stockholder (it being understood, for the avoidance of doubt, that any such New Company Shares shall be subject to the terms of this Agreement as though owned by Stockholder on the date hereof, and the representations and warranties in Article 2 above shall be true and correct as of the date that beneficial ownership of such New Company Shares is acquired).

Section 4.04. No Solicitation. Such Stockholder hereby agrees that, during the term of this Agreement, Stockholder shall not take any action, in his, her or its capacity as a stockholder of the Company, that the Company otherwise is then-prohibited from taking under Section 5.3 of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, without limiting the generality of Section 5.15 hereof, to the extent the Company is permitted to take certain actions set forth in Section 5.3 of the Merger Agreement with respect to an Acquisition Proposal, Stockholder in his or her capacity as an officer or director of the Company, if Stockholder is an officer or director, will be free to participate in any discussions or negotiations regarding such actions in accordance with and subject to the provisions of the Merger Agreement.

Section 4.05. Disclosure. Such Stockholder hereby consents to and authorizes the publication and disclosure by Acquiror and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of Stockholder’s identity and ownership, this Agreement and the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided, that Acquiror shall (with respect to any of its disclosures) give Stockholder and his legal counsel a reasonable opportunity to review and comment on such disclosures prior to any such disclosures being made public (provided, that by executing this Agreement, Stockholder hereby consents to the filing of

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this Agreement by the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Authority in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby). As promptly as practicable after obtaining actual knowledge thereof, Stockholder shall notify the Acquiror and the Company of any required corrections with respect to such information previously supplied by Stockholder to Acquiror or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.06. Appraisal and Dissenter’s Rights. Such Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that Stockholder may have with respect to the Company Shares or New Company Shares.

Section 4.07. Share Dividends, etc. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Company Shares, the terms “Company Shares” and “New Company Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Definitional and Interpretative Provisions.

(a) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

(b) For the purposes of this Agreement, (i) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term; (ii) references to the terms Article, Section, paragraph and Exhibits are references to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; (iii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires; (iv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (v) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; (vi) unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive; (vii) the word “since” when used in this Agreement in reference to a date shall be deemed to be inclusive of such date; (viii) references to “written” or “in writing” include in electronic form; (ix) provisions shall apply, when appropriate, to successive events and transactions; (x) a reference to any person includes such person’s successors and permitted assigns; (xi) references to “$”

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shall mean U.S. dollars; (xii) any reference to “days” means calendar days unless Business Days are expressly specified; (xiii) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded; if the day at the end of the period is not a Business Day, then such period shall end on the close of the next immediately following Business Day; (xiv) references in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes; and (xv) all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. Each of the parties hereto has participated in the negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

(c) For purposes of this Agreement, the term “beneficially owned” (and correlative terms) has the meaning ascribed to it in Rule 13d-3 adopted by the SEC under the Exchange Act.

Section 5.02. Further Assurances. Acquiror and the Stockholder agrees to each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement and by the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) the entering into of any Adverse Amendment, (iii) the mutual written consent of Acquiror and Stockholder and (iv) the receipt of the Requisite Stockholder Approval; provided, that, notwithstanding anything in this Agreement to the contrary, the termination of this Agreement shall not relieve any party hereto of liability for any breach prior to such termination. Subject to the foregoing, upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto. Notwithstanding the preceding sentence, Article 5 of this Agreement (except for Section 5.02) shall survive any termination of this Agreement. The representations, warranties and covenants of Stockholder contained herein shall not survive the termination of this Agreement.

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Section 5.04. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered to Acquiror in accordance with Section 9.2 of the Merger Agreement and to Stockholder at its address set forth in Exhibit A attached hereto (or at such other address for a party as shall be specified by like notice). Stockholder shall be required to give Acquiror prompt (and in any event within 24 hours) written notice of any breaches of any representation, warranty, covenant or agreement of Stockholder set forth in this Agreement that would prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect.

Section 5.05. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.06. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Acquiror may transfer or assign its rights and obligations to any Affiliate of Acquiror.

Section 5.07. Governing Law; Submission to Jurisdiction. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Acquiror or Stockholders in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

Section 5.08. Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR THE ACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) IT MAKES THIS WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 5.07.

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Section 5.09. Counterparts; Effectiveness. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 5.10. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 5.11. Remedies.

(a) Generally. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

(b) Specific Performance. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by Stockholder, on the one hand, or Acquiror, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, Stockholder, on the one hand, and Acquiror, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement.

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Section 5.12. Entire Agreement. This Agreement, the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, and to the extent referenced herein, the Merger Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 5.13. No Third-Party Beneficiaries. Each of Acquiror and Stockholder agrees that (a) his, her or its respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto in accordance with and subject to the terms of this Agreement and (b) this Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder; provided, however, that the Company is an express third party beneficiary of this Agreement, and is entitled to directly enforce the provisions hereof (including Section 5.03) and to remedies hereunder.

Section 5.14. Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Company Shares beneficially owned by Stockholder. All rights, ownership and economic benefits of and relating to such Company Shares shall remain vested in and belong to Stockholder, and the Acquiror shall not have any authority to direct Stockholder in the voting or disposition of such Company Shares except as otherwise provided herein.

Section 5.15. Capacity. Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder or beneficial owner of the Company Shares and nothing herein shall limit, restrict or otherwise affect any actions taken by Stockholder in his or her capacity as director, officer or employee of the Company (if applicable) (including from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing the Company or any of its Subsidiaries to exercise rights under the Merger Agreement (in accordance with the terms thereof)), and no such actions or omissions shall be deemed a breach of this Agreement. Furthermore, nothing in this Agreement shall be construed to prohibit, limit or restrict Stockholder, in his or her capacity as a director or officer of the Company or any of its Subsidiaries (if applicable), from exercising Stockholder’s fiduciary duties as a director or officer of the Company or any of its Subsidiaries, in each case, however, in accordance with the applicable terms of the Merger Agreement.

Section 5.16. No Liability. Stockholder (in its capacity as a stockholder of the Company) shall be not liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement by the Company.

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Section 5.17. No Other Representations. Acquiror and Stockholder acknowledge and agree that, except for the representations and warranties expressly set forth in Article 2 and Article 3 of this Agreement, neither Acquiror nor Stockholder makes, has made, or shall be deemed to have made, any representation or warranty in connection with this Agreement. Acquiror and Stockholder acknowledge and agree that each is not entering into this Agreement in reliance on any representation or warranty, express or implied, except for the representations and warranties expressly set forth in Article 2 or Article 3, as applicable.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FERRERO INTERNATIONAL S.A.

By:	/s/ Daniel Martinez Carretero
Name: Daniel Martinez Carretero
Title: Chief Financial Officer

By:	/s/ Fabrizio Minneci
Name: Fabrizio Minneci
Title: Chief Legal Officer

[Signature Page to Voting Agreement]

STOCKHOLDERS:

KEYBANK NATIONAL ASSOCIATION solely in its capacity as Trustee of the trusts set forth in Exhibit A and not in its individual corporate capacity

By:	/s/ William Nottage
Name: William Nottage
Title: Family Wealth Office Director; SVP

[Signature Page to Voting Agreement]

EXHIBIT A

Stockholder Information

Stockholder	Company Shares	Notice Address
KeyBank National Association, Successor Trustee u/a/w George Gund fbo George Gund III #7 dated 12-31-40	374,250	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Agnes Gund #8 Fund A dated 12-31-40	59,354	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Agnes Gund #8 Fund B dated 12-31-40	59,354	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Agnes Gund #8 Fund C dated 12-31-40	59,354	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Agnes Gund #8 Fund D dated 12-31-40	59,354	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Gordon Gund #9 dated 12-31-40	2,137,657	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Graham De C Gund #10 dated 12-31-40	997,322	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Geoffrey De C Gund #11 dated 6-8-42	786,862	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114
KeyBank National Association, Trustee u/a/w Agnes Gund #3 dated 11-21-68	2,224	Key Private Bank OH-01-27-1236 127 Public Square Cleveland, OH 44114

TOTAL	4,535,731

EXHIBIT B

Permitted Liens

None.